KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
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YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
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INVESCO STOCK FUNDS, INC.

BLUE CHIP GROWTH FUND
DYNAMICS FUND
GROWTH & INCOME FUND
INVESCO ENDEAVOR FUND
SMALL COMPANY GROWTH FUND
VALUE EQUITY FUND
S&P 500 INDEX FUND










                                     ANNUAL














ANNUAL REPORT | July 31, 2000            [INVESCO ICON]  INVESCO FUNDS
                                         A MEMBER OF THE AMVESCAP GROUP

                                                INVESCO STOCK FUNDS, INC.
                                       TOTAL RETURN -- PERIODS ENDED 7/31/00(1)

                                                                                  10 YEARS*   MANAGER'S
                                         CUMULATIVE                                OR SINCE      REPORT
FUND (INCEPTION DATE)                      6 MONTHS      1 YEAR      5 YEARS*    INCEPTION^      PAGE#
--------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH-INVESTOR CLASS               7.08%      38.42%        28.27%        19.34%          5
--------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH-CLASS C (2/00)                 N/A         N/A           N/A        2.18%^          5
--------------------------------------------------------------------------------------------------------
DYNAMICS-INVESTOR CLASS                       9.69%      50.34%        29.01%        24.31%          7
--------------------------------------------------------------------------------------------------------
DYNAMICS-INSTITUTIONAL CLASS (5/00)             N/A         N/A           N/A        14.74%          7
--------------------------------------------------------------------------------------------------------
DYNAMICS-CLASS C (2/00)                         N/A         N/A           N/A      (1.66%)^          7
--------------------------------------------------------------------------------------------------------
GROWTH & INCOME-INVESTOR CLASS (7/98)         6.77%      30.79%           N/A       43.27%^          9
--------------------------------------------------------------------------------------------------------
GROWTH & INCOME-CLASS C (2/00)                  N/A         N/A           N/A        3.74%^          9
--------------------------------------------------------------------------------------------------------
INVESCO ENDEAVOR-INVESTOR CLASS (10/98)       4.20%      55.84%           N/A       71.73%^         11
--------------------------------------------------------------------------------------------------------
INVESCO ENDEAVOR-CLASS C  (2/00)                N/A         N/A           N/A      (5.71%)^         11
--------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH-INVESTOR CLASS (12/91)   3.99%      53.55%        24.53%       22.03%^         13
--------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH-CLASS C (2/00)             N/A         N/A           N/A     (11.17%)^         13
--------------------------------------------------------------------------------------------------------
VALUE EQUITY-INVESTOR CLASS                 (1.47%)     (6.52%)        12.41%        12.80%         15
--------------------------------------------------------------------------------------------------------
VALUE EQUITY-CLASS C (2/00)                     N/A         N/A           N/A        1.52%^         15
--------------------------------------------------------------------------------------------------------
S&P 500 INDEX - INSTITUTIONAL CLASS (12/97)   2.75%       8.47%           N/A       19.17%^         17
--------------------------------------------------------------------------------------------------------
S&P 500 INDEX - INVESTOR CLASS (12/97)        2.72%       8.34%           N/A       19.44%^         17
--------------------------------------------------------------------------------------------------------

* AVERAGE ANNUALIZED
^ FOR FUNDS INTRODUCED MORE RECENTLY

Graph: Blue Chip Growth Fund - Investor Class
       10-Year Total Return vs. S&P 500 Index

      This line graph compares the value of a $10,000 investment in INVESCO Blue Chip Growth Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 7/31/00.

Graph: Blue Chip Growth Fund - Class C
       Total Return Since Inception (02/00) vs. S&P 500 Index

      This line graph compares the value of a $10,000 investment in INVESCO Blue Chip Growth Fund - Class C to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (02/00) through 7/31/00.

The line graphs illustrate the value of a $10,000 investment, plus reinvested dividends and capital gain distributions, for the 10-year period or from inception through 7/31/00. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph: Dynamics Fund - Investor Class
       10-Year Total Return vs. S&P MidCap 400 Index

      This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Investor Class to the value of a $10,000 investment in the S&P MidCap 400 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 7/31/00.

Graph: Dynamics Fund - Class C
       Total Return Since Inception (02/00) vs. S&P MidCap 400 Index

      This line  graph  compares  the value of a $10,000  investment  in INVESCO
      Dynamics Fund - Class C to the value of a $10,000 investment in the S&P Midcap 400 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (02/00) through 7/31/00.

Graph: Dynamics Fund - Institutional Class
       Total Return Since Inception (05/00) vs. S&P MidCap 400 Index

      This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Institutional Class to the value of a $10,000 investment in the S&P Midcap 400 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (05/00) through 7/31/00.

Graph: S&P 500 Index Fund - Institutional Class and S&P 500 Index Fund - Investor Class
       Total Return Since Inception (12/97) vs. S&P 500 Index

     This line graph compares the value of a $10,000 investment in INVESCO S&P 500 Index Fund - Institutional Class and a $10,000 investment in INVESCO S&P 500 Index Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/97) through 7/31/00.

Graph: Growth & Income Fund - Investor Class
       Total Return Since Inception (07/98) vs. S&P 500 Index

      This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (07/01/98) through 7/31/00.

Graph: Growth & Income Fund - Class C
       Total Return Since Inception (02/00) vs. S&P 500 Index

      This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Class C to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (02/00) through 7/31/00.

Graph: INVESCO Endeavor Fund - Investor Class
       Total Return Since Inception (10/98) vs. S&P 500 Index

     This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (10/98) through 7/31/00.

Graph: INVESCO Endeavor Fund - Class C
       Total Return Since Inception (02/00) vs. S&P 500 Index

     This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund - Class C to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (02/00) through 7/31/00.

Graph: Small Company Growth Fund - Investor Class
       Total Return Since Inception (12/91) vs. Russell 2000 Index

     This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Investor Class to the value of a $10,000 investment in the Russell 2000 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period from inception (12/91) through 7/31/00.

Graph: Small Company Growth Fund - Class C
       Total Return Since Inception (02/00) vs. Russell 2000 Index

      This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class C to the value of a $10,000 investment in the Russell 2000 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (02/00) through 7/31/00.

Graph: Value Equity Fund - Investor Class
       10-Year Total Return vs. S&P 500 Index

      This line graph compares the value of a $10,000 investment in INVESCO Value Equity Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 7/31/00.

Graph: Value Equity Fund - Class C
       Total Return Since Inception (02/00) vs. S&P 500 Index

      This line graph compares the value of a $10,000 investment in INVESCO Value Equity Fund - Class C to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (02/00) through 7/31/00.

BLUE CHIP GROWTH FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGERS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that your fund has enjoyed strong performance for the fiscal year ended July 31, 2000. The portfolio moved ahead dramatically in the last months of 1999, fed by strong earnings returns from its sizeable holdings in technology, communications, and other top growth sectors. The situation in the markets changed dramatically in the new year, however, as the threat of an overheating economy and rising interest rates led many investors to re-evaluate the prices they were willing to pay for blue chip companies.

We accommodated this shift in sentiment by focusing more on those companies -- mostly at the smaller end of our traditional large-cap spectrum -- that best promised to keep surprising analysts with the strength of their growth. We did not, however, "pull in our horns" as did some other growth investors, seeking refuge in second-tier firms that are more moderately priced by traditional valuation measures. Our approach has allowed us to hold on to the substantial gains from earlier in the period, while leaving the portfolio well positioned, we believe, to enjoy additional strong gains should the markets resume an upward march. Of course, there is no guarantee the fund will meet its objectives.

For the one-year period ended July 31, 2000, the value of Investor Class shares increased 38.42%. This far exceeded the return on the S&P 500 Index over the same period, which rose 8.97%. (Of course, past performance is not a guarantee of future results.)(1),(2)

UNPREDICTABLE LEADERSHIP
It is not only the case that market leadership among blue chip stocks became more narrow this year -- in other words, that relatively few stocks moved up while many languished -- but it is also true that this leadership became somewhat more unpredictable. Merely growing at a rapid rate or being in a favored industry no longer presaged strong returns. Indeed, many of the previously charmed stocks in high-growth industries, such as Microsoft Corp and Dell Computer, moved up only modestly or not at all. Similarly, the rapidly growing biotechnology industry saw a slew of stocks lose value -- including some in our portfolio -- despite the heralded decoding of the human genome, which is expected to lead to a new era of growth for the industry.

--------------------------------------------------------------------------------
FUND MANAGEMENT

TRENT E. MAY, CFA
VICE PRESIDENT TRENT E. MAY IS LEAD MANAGER OF BLUE CHIP GROWTH FUND. HE RECEIVED A BS FROM THE FLORIDA INSTITUTE OF TECHNOLOGY AND AN MBA FROM ROLLINS COLLEGE. TRENT BEGAN HIS INVESTMENT CAREER IN 1991, AND JOINED INVESCO FUNDS GROUP IN 1996. HE IS A CHARTERED FINANCIAL ANALYST.

DOUGLAS J. MCELDOWNEY, CFA, CPA
DOUGLAS J. MCELDOWNEY IS A VICE PRESIDENT AT INVESCO FUNDS GROUP AND CO-MANAGER OF BLUE CHIP GROWTH FUND. DOUG RECEIVED HIS BA FROM THE UNIVERSITY OF KENTUCKY AND HIS MBA FROM ROLLINS COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1984 AND HAS CO-MANAGED THIS FUND SINCE APRIL 1999. HE IS A CHARTERED FINANCIAL ANALYST AND CERTIFIED PUBLIC ACCOUNTANT.

We are pleased to report, however, that we were able to concentrate most of the portfolio in that narrow group of blue chip stocks that led the market last year. Our largest holdings in communications equipment, for example, all moved up strongly. Although its recent problems have been well advertised, Nokia Corp, the Finnish cellular handset maker, enjoyed stellar returns during the past year. So did Nortel Networks and Corning Inc, both equipment suppliers for fiber optic networks.

Aside from Microsoft, our major positions in computer software also gained ground. Oracle Corp, the leader in database software, moved up substantially as investors became convinced that it had a secure place in the new age of Web-integrated business software. Redback Networks, which provides software that integrates corporate networks, also moved dramatically higher. While Internet-related firms endured a difficult period after the plunge in technology stocks in March, two stocks in our portfolio, America Online and Yahoo! Inc, both enjoyed strong returns. We remain particularly excited about the prospects for America Online, one of our top holdings. Once the potential merger with Time Warner is complete, we expect that the synergies of this combination and the strength of the united company's business plan will result in greatly renewed interest by investors.

CONCENTRATION PAYS OFF
We held only a handful of major drug manufacturers in the portfolio last year. Our largest pick by a wide margin, Warner-Lambert Co, performed well as the company became the target of rival bids by Pfizer Inc and American Home Products. Meanwhile, Pfizer's stock drifted lower as it became clear that the company would win the battle, yet pay handsomely to do so. At the same time, Warner-Lambert's stock rose sharply. Convinced of Pfizer's future, we owned that stock as well, yet in much lower proportion.

The same pattern held true in the financial services sector. While our small holdings in a few regional banks underperformed, our largest holdings -- Citigroup Inc, Schwab (Charles) Corp, and American International Group -- all contributed strongly to our returns.

In short, we believe this year justified our strategy of running a relatively concentrated portfolio. Putting most of our assets in a limited number of stocks in which we have the most faith can make the fund more volatile than others that closely track the S&P 500 Index, for example. But we know you have put your faith in our ability to pick stocks, and we will continue to manage the fund on that basis. Over the long run, we are confident that our approach may help our shareholders to continue to enjoy strong, market-beating returns.


/s/ Trent E. May               /s/ Douglas J. McEldowney

Trent E. May, CFA              Douglas J. McEldowney, CFA
Vice President                 Vice President

DYNAMICS FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGERS
--------------------------------------------------------------------------------

Dear Shareholder:

Your fund enjoyed strong performance during the fiscal year ended July 31, 2000. While the overall market performed well during the period, the high-growth, mid-cap stocks which we target advanced substantially. We are pleased to report that the fund outperformed even these favored stocks to record one of its largest gains in any 12-month period.

For the one-year period ended July 31, 2000, the value of Investor Class shares increased by 50.34%. This gain handily outperformed the S&P MidCap 400 Index, which rose 21.41% over the same period. It also surpassed the S&P/BARRA 400 Growth Index, which rose 39.99% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

BALANCING FOCUS AND DIVERSIFICATION
To achieve these results, we relied mainly on our long-term strategy of investing in companies in the leading growth sectors, while diversifying broadly within those sectors. Many of our top gainers were in technology and communications, two of the sectors that have recently attracted abundant investor interest. But the fund also enjoyed strong returns from companies in other industries that were able to make use of technology, or leverage some other competitive advantage, to achieve high growth.

For some time now, we have been discussing the e-commerce "buildout," a multiyear pattern of business investment in the infrastructure necessary for conducting transactions with suppliers and customers over the Internet. Recognizing that a key part of the digital buildout involves the construction of fiber optics networks, we have invested in several leading makers of optical equipment. CIENA Corp, which makes both hardware and software for optical networks, has been one of our fund's top performers over the past year -- as well as an example of the types of opportunities that await medium-sized firms able to compete against the giants in technology and communications. CIENA has been able to seize customers from larger competitors such as Lucent Technologies.

--------------------------------------------------------------------------------
FUND MANAGEMENT

TIMOTHY J. MILLER, CFA
CHIEF INVESTMENT OFFICER TIM MILLER IS LEAD MANAGER OF DYNAMICS FUND. HE ALSO LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM. PRIOR TO JOINING INVESCO FUNDS GROUP, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR 13 YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER. HE HOLDS AN MBA FROM THE UNIVERSITY OF MISSOURI (ST. LOUIS), A BSBA FROM ST. LOUIS UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST. TIM HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE.

THOMAS R. WALD, CFA
VICE PRESIDENT TOM WALD CO-MANAGES DYNAMICS FUND. TOM BEGAN HIS INVESTMENT CAREER IN 1988. PRIOR TO JOINING INVESCO FUNDS GROUP, HE WAS THE SENIOR HEALTH CARE ANALYST AT MUNDER CAPITAL MANAGEMENT IN BIRMINGHAM, MICHIGAN. TOM HOLDS A MBA FROM THE WHARTON SCHOOL, UNIVERSITY OF PENNSYLVANIA, AND A BA FROM TULANE UNIVERSITY. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

At another link in the e-commerce chain, we have invested in several firms that make the software required for conducting digital transactions. BroadVision Inc and Art Technology Group, companies that develop customer management software for business Web sites, have benefited as clients such as Wal-Mart Stores and Circuit City Stores gear up for online commerce. Of course, all of the data resulting from such transactions has to be stored somewhere, and another of our holdings, Exodus Communications, has increasingly become the vendor of choice. Exodus manages Internet Data Centers, which provide reliable housing and services for the individual servers that are the backbone of the Internet.

A FOCUS ON ECONOMIC TRENDS
Of course, as a diversified fund, we seek to uncover trends across the economy, not simply in technology and communications. A growing consensus that dwindling oil and gas inventories mean a new age of exploration and increased production is at hand has led to gains for several of our energy holdings. Our focus on the oil services companies that drill and explore has led us to companies such as Noble Drilling and Cooper Cameron, a manufacturer of oil and gas pressure equipment.

Not all economic trends result in solid performance, of course. Our strategy of owning the electronics retailers that help consumers with their own digital buildouts in the home has not been profitable over the past year. Best Buy moved lower during the period, and RadioShack Corp managed only a modest gain. Many of our extensive biotechnology holdings also drifted lower, even as the unlocking of the human genome heralded a promising new growth era for the sector.

Still, we are confident that many of these trends are at only the beginning of a multiyear cycle, one which will continue to offer opportunities to shareholders. While threats of higher interest rates and other factors may lead to continued market volatility, we remain wholly optimistic for the longer-term future for our portfolio.


/s/ Timothy J. Miller                  /s/ Thomas R. Wald

Timothy J. Miller, CFA                 Thomas R. Wald, CFA
Senior Vice President                  Vice President

GROWTH & INCOME FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGERS
--------------------------------------------------------------------------------

Dear Shareholder:

Growth & Income Fund enjoyed another year of strong performance over the fiscal year ended July 31, 2000. We are pleased with this record, of course, but doubly so because this was not a year in which many of the very largest companies moved higher.

Indeed, some of the large firms that are the usual targets of our portfolio lost ground, following several years of strong performance. Microsoft Corp, which suffered a well-publicized fall arising from its antitrust problems, was the most prominent example of a company that endured downward pressure, even as its market dominance remained intact. Despite these conditions, we were able to find opportunities in new market leaders, as well as some firms which had suffered setbacks and were now able to recapture earlier successes.

For the one-year period ended July 31, 2000, the value of Investor Class shares rose 30.79%. This return easily surpassed that of the S&P 500 Index, which rose 8.97% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

LEADERS RE-EMERGE
Three of the stocks that contributed strongly to our performance over the past year illustrate the way in which we have attempted to find opportunities in a variety of companies. In our search for growth with stability, we are particularly interested in large, established companies that are enjoying a surge of profitability as they enter lucrative new markets. Venerable General Electric rose steadily last year as investors appreciated the solid place that remained for the diversified giant in the new economy. Strong earnings from several of its divisions -- from aircraft engines to power turbines to financial services -- helped propel that company's stock price higher.

--------------------------------------------------------------------------------
FUND MANAGEMENT

FRITZ MEYER
VICE PRESIDENT FRITZ MEYER IS LEAD MANAGER OF GROWTH & INCOME FUND. FRITZ RECEIVED HIS AB FROM DARTMOUTH COLLEGE WITH A DISTINCTION IN ECONOMICS, AND HIS MBA FROM AMOS TUCK SCHOOL-DARTMOUTH COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1976 AND JOINED INVESCO FUNDS GROUP IN 1996. PRIOR TO JOINING INVESCO, FRITZ WAS AN EXECUTIVE VICE PRESIDENT AND PORTFOLIO MANAGER WITH NELSON, BENSON & ZELLMER, INC. IN DENVER, COLORADO.

TRENT E. MAY, CFA
VICE PRESIDENT TRENT E. MAY IS CO-MANAGER OF GROWTH & INCOME FUND. HE RECEIVED A BS FROM THE FLORIDA INSTITUTE OF TECHNOLOGY AND AN MBA FROM ROLLINS COLLEGE. TRENT BEGAN HIS INVESTMENT CAREER IN 1991, AND JOINED INVESCO FUNDS GROUP IN 1996. HE IS A CHARTERED FINANCIAL ANALYST.

Insurance giant American International Group (AIG) and financial services firm Citigroup Inc both exceeded expectations, leading many large financial firms out of the forest after several quarters of underperformance. While rising short-term interest rates typically hurt the profits of financial services firms that rely on the spread between borrowing and lending money, companies like AIG have been able to record healthy earnings from fee-based services. AIG's primary business is underwriting insurance for clients around the globe, and, like General Electric, has diversified into financial services such as asset management, consulting, and aircraft leasing.

A PRIMARY FOCUS ON GROWTH
Because  our  focus  is on  growth,  we are  also  willing  to take  substantial positions in some of the economy's fastest-growing, large-capitalization companies. One of our top performers in this category over the past year was Cisco Systems, the network equipment manufacturer that briefly displaced both General Electric and Microsoft as the world's most highly valued company. Of course, Cisco's exceptional promise has long been no secret to investors, and even before the year started, the company's stock price was very high by several valuation measures. Our growth investment philosophy, however, is that consistently superlative growth will result in high returns for patient shareholders. Although Cisco's stock faltered during the steep drop in the technology sector last April, its ability to increase earnings at roughly three times the rate of the S&P 500 as a whole has helped the stock resume its upward trajectory.

Despite our favorable record overall, we suffered a few disappointments. Long distance rate wars caused investors to reconsider the prospects of many communications firms, and several of our holdings in this area moved lower. And despite the strong performance by certain energy firms, our positions in the integrated energy producers Chevron Corp and Exxon Mobile also disappointed. Finally, even with the hopeful news of scientists unlocking of the human genome, biotechnology companies had a roller coaster ride over the past year, which left many of them lower at the end of our reporting period.

Overall, however, we are pleased with another encouraging year for the fund. Though we would repeat our warning that shareholders should not expect such high returns to be the norm going forward, we also emerge from it optimistic for the intermediate-term direction of the markets. The markets have suffered under the considerable burden of rising interest rates this year, but this cloud appears likely to lift as the Federal Reserve decides it is satisfied that the economy has slowed to a sustainable pace. Earnings growth remains robust, while liquidity and demographic factors should sustain investors' interest in equities. Our intention is to continue to position the fund in those companies that will dominate the spotlight.


/s/ Fritz Meyer                           /s/ Trent E. May

Fritz Meyer                               Trent E. May, CFA
Vice President                            Vice President

INVESCO ENDEAVOR FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------

Dear Shareholder:

Your fund enjoyed a solid record of performance for the fiscal year ended July 31, 2000, although our robust gains in the first half of the period were reduced periodically over the last several months as technology and communications stocks corrected dramatically. High-growth stocks of the type we invest in are vulnerable to sharp pullbacks, as we experienced in April of this year. Nevertheless, we believe that our record over the entire period justifies patience with these stocks, and we intend to maintain our high-growth, leading-company focus as we move forward.

For the one-year period ended July 31, 2000, the value of Investor Class shares rose 55.84%. This greatly outperformed the return of the S&P 500 Index, which rose 8.97% over the same period. (Of course, past performance is no guarantee of future results.)(1),(2)

THE E-COMMERCE "BUILDOUT"
Driving these impressive returns were firms of many different types and sizes, although many of them were involved in speeding the transfer of information among businesses, consumers, and individuals. More precisely, these companies are involved in what has become to be known as the e-commerce "buildout" -- the construction of the infrastructure necessary to move a variety of commerce transactions and communications to a digital structure over the Internet. While it is important not to exaggerate the changes taking place, it is worth acknowledging that many experts believe this is an infrastructure project at least on par with building the railroad or highway networks -- and one that is just beginning.

Several of our top performers specialize in the equipment that parses and transmits digital information. Mid-cap holding Redback Networks, for example, makes hardware and software that allows companies and other institutions to create so-called "regional networks" that speed information across telephone lines, fiber optic cables, and wireless systems. Large-cap holding JDS Uniphase is a leading maker of a variety of fiber optical components. At the end of our reporting period, it announced plans to acquire SDL Inc, which makes pump lasers that take optical signals and speeds them along their way.

DECIPHERING INFORMATION
Other  top  performers  during  the  period  included   companies   involved  in
deciphering all that information and putting it into a usable form for businesses and consumers. For instance, Siebel Systems makes "front office" software that handles a variety of customer services tasks for large businesses. The company is the leader in this increasingly important field, and its revenues and earnings have continued growing at well over 50% annually.

--------------------------------------------------------------------------------
FUND MANAGEMENT

TIMOTHY J. MILLER, CFA
CHIEF INVESTMENT OFFICER TIM MILLER HAS BEEN LEAD MANAGER OF INVESCO ENDEAVOR FUND SINCE ITS INCEPTION. HE ALSO LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM. PRIOR TO JOINING INVESCO FUNDS GROUP, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR 13 YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER. HE HOLDS AN MBA FROM THE UNIVERSITY OF MISSOURI (ST. LOUIS), A BSBA FROM ST. LOUIS UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST. TIM HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE.

Although many of these companies are relatively obscure, one of our best performers -- and a firm that we have a great deal of faith in moving forward -- is a company that is well known for sorting and deciphering information for consumers, America Online (AOL). Given its unique customer database, huge subscriber base, and unique brand, AOL has become the partner of choice for anyone seeking to do business on the Internet. Moreover, the company's growth potential is awesome should it be able to translate the successes it has enjoyed in the United States overseas. After rising rapidly in the markets in 1999, AOL's much-publicized merger with Time Warner concerned many analysts, who worried that its growth would slow. Still, we believe the long-term potential of the company is huge, and we are positioning ourselves for more growth in the future.

--------------------------------------------------------------------------------
TRENT MAY NAMED NEW LEAD MANAGER FOR INVESCO ENDEAVOR FUND

Vice President Trent May, CFA, has been named lead portfolio manager for the INVESCO Endeavor Fund. As a member if the INVESCO Growth Team, Trent has helped manage the fund since its inception and will maintain the all-cap fund's investment objective of long-term capital growth through aggressive investment policies. He is also lead manager for the INVESCO Blue Chip Growth Fund and co-manager of the INVESCO Growth & Income Fund. Trent received a BS from the Florida Institute of Technology and an MBA from Rollins College. Trent began his investment career in 1991, and joined INVESCO Funds Group in 1996.
--------------------------------------------------------------------------------

Drawing on the expertise of all the members of INVESCO's growth team has been key to our success, but so has been listening to our sector managers. INVESCO's Energy Fund manager, John Segner, convinced us early in the year of the potential for energy stocks as world oil and gas inventories began to shrink. Consequently, we invested in several oil services firms that have enjoyed strong performance as it has become clear that a new era of oil exploration and production was beginning. Health care stocks have also performed well for us overall, with several of our large pharmaceutical holdings showing solid gains.

BIOTECHNOLOGY DISAPPOINTS
Of course, not all of our holdings have fared as well. Biotechnology stocks disappointed us this year, as investors began to take a more critical view of their long-term potential. Leisure stocks, good performers last year, fell in response to worries that the U.S. economy would slow enough to substantially curtail consumer spending. The same was true of some of our retail and service holdings.

On a personal note, this is my last report to you as lead manager of the fund (please see the related box above). Trent May, who has played an integral role in INVESCO Endeavor Fund as our primary expert on blue chip stocks -- and as manager of INVESCO Blue Chip Growth Fund -- will take over the management reins of the fund going forward. I will continue to head up the INVESCO Growth Team, coordinating the teamwork that has served us so well in recent years, while assuming my new role as Chief Investment Officer.

What will not change is the fund's focus on high-growth companies in leading industries, combined with our willingness to "take a full swing" when we see an exceptional opportunity. I have every confidence that Trent will be able to report on some more of these exciting opportunities in our next report.


/s/ Timothy J. Miller

Timothy J. Miller, CFA
Chief Investment Officer

SMALL COMPANY GROWTH FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------

Dear Shareholder:

Small Company Growth Fund enjoyed a remarkable period of performance for the fiscal year ended July 31, 2000, a period that saw the value of the portfolio increase by roughly one half, based on market appreciation. We should note that small-capitalization growth stocks are especially volatile -- and indeed, the last few months have seen sharp declines for some of our holdings. Nevertheless, we continue to believe the outlook for the best small companies remains positive, and we have used the volatility that began in mid-March to add to our highest-quality holdings.

For the one-year period ended July 31, 2000, the value of Investor Class shares rose 53.55%. This easily surpassed the return of the Russell 2000 Index, which rose 13.77% over the same period. (Of course, past performance is no guarantee of future results.)(1),(2)

THE COMMUNICATIONS NICHE
In many ways, the key to successful small company growth investing is finding companies that are exploiting rich new niches created by technology, deregulation, or other shifts in the economy's make-up. One key area in which this is happening is the communications sector. Although still dominated by massive equipment companies and service providers, communications has seen technological changes that are so numerous that even smaller firms can quickly take the lead in any given business.

Wireless communications is one such technology. Digital Microwave, which makes a range of specialized equipment for the burgeoning industry, is a holding that has served our fund well over the past year. This is also true of Pinnacle Holdings, which operates the cellular towers that house equipment owned by wireless providers. Pinnacle has seen its business improve as space on such structures becomes scarce. REMEC Inc, a company that makes equipment that improves the capacity, efficiency, and reliability of existing wireless infrastructure, has also been a valuable holding.

SOFTWARE OPPORTUNITIES
The recent antitrust ruling against Microsoft Corp to the contrary, computer software is another area that has allowed many small firms to flourish. This is especially true of companies that specialize in linking business software services to the outside world. Two of our top-performing holdings for example, Entrust Technologies and Mercury Interactive, provide security services for companies doing business over the Web.

--------------------------------------------------------------------------------
FUND MANAGEMENT

STACIE L. COWELL, CFA
VICE PRESIDENT STACIE COWELL IS THE LEAD MANAGER OF SMALL COMPANY GROWTH FUND. STACIE RECEIVED HER BA FROM COLGATE UNIVERSITY, AND HER MS IN FINANCE FROM THE UNIVERSITY OF COLORADO AT DENVER. STACIE BEGAN HER INVESTMENT CAREER IN 1989, AND SHE HAS MANAGED THIS FUND SINCE 1996. SHE IS A CERTIFIED FINANCIAL ANALYST. SHE IS SUPPORTED BY ASSISTANT MANAGER CAMERON COOKE.

Biotechnology and pharmaceuticals is another area where small companies have been able to experience rapid growth. Trimeris Inc, which is developing a promising class of AIDS drug called fusion inhibitors, has performed well for the fund, as has Celgene Corp, which is working on small molecule drugs for cancer treatment. While biotechnology stocks, in particular, suffered some steep setbacks over the past year, our diversification in the sector and our focus on the best-financed companies helped us emerge with strong gains overall for the period.

--------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND HAS CLOSED TO NEW INVESTORS

Effective August 31, 2000, the INVESCO Small Company Growth Fund was closed to new investors - although existing shareholders may continue to invest in the fund. INVESCO's highest priority is delivering superior investment management for our shareholders. Because the universe of small-cap stocks is limited, we feel it's important to restrict the amount of money the manager is trying to invest. If we allow the fund to continue to grow unabated, it may become more difficult to build or eliminate significant positions in small, lightly traded stocks without affecting their value.

While there is no guarantee that the fund will continue to meet its objectives, limiting the money in the fund gives manager Stacie Cowell the flexibility to pursue the best investments, wherever she may find them. We have every confidence that the fund's reliance on bottom-up stock selection and a strict growth discipline will continue to provide investors with solid results.
--------------------------------------------------------------------------------

VOLATILITY CREATES OPPORTUNITY
Of course, the downside to investing in "small-cap stocks is that they can be especially vulnerable in a correction. The steep drop in the Nasdaq Composite that occurred in April reflected how volatile the stocks of many fast-growing young companies can be. Many of these small growth companies had become dependent on periodic infusions of cash from the equity markets to fund their operations. As it became clear that this spigot would tighten considerably, investors fled for the exits.

While we were unable to escape this fallout entirely, the correction appeared to open up some opportunities for us as well. As in all periods of either panic or euphoria, investors proved somewhat indiscriminate in their selling, punishing strong companies with good financing and cash flow alongside those that appeared speculative. While this took a toll on our portfolio, it also allowed us to buy additional shares in the most promising companies at prices that were much more reasonable. While we cannot report that all these stocks have returned to their highs, we are optimistic that they will resume their climb once interest rate worries and other concerns are behind us.


/s/ Stacie L. Cowell

Stacie L. Cowell, CFA
Vice President

VALUE EQUITY FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGERS
--------------------------------------------------------------------------------

Dear Shareholder:

The fund experienced another difficult year during the fiscal year ended July 31, 2000. We have long been warning that the market has become too reliant on a small group of highly valued technology stocks, and that eventually sanity was bound to return to valuations. In fact, we saw a correction in April, when the technology-laden Nasdaq Composite dropped sharply, while the broader indexes, such as the Dow Jones Industrial Average and S&P 500 Index, moved only modestly lower. Unfortunately, while our fund benefited as low-cost, value stocks became more attractive, we were unable to compensate for the significant underperformance we endured through the first seven months of the fiscal year.

For the one-year period ended July 31, 2000, the value of Investor Class shares declined 6.52%. This lagged the S&P 500 Index, which rose 8.97% over the same period. (Of course, past performance is no guarantee of future results.)(1),(2)

CAUTION ABOUT TECHNOLOGY
Throughout much of the past year, our relatively low exposure to the technology sector hindered fund performance. Most technology stocks remained extremely expensive by traditional value measures. While enthusiasts of this "New Economy" have argued that previously acceptable valuation tools make no sense in the Internet Age, we suspected that, to the contrary, the market would return to patterns that have persisted for decades. Historically, new eras have come and gone, and we were uncomfortable with current technology valuations.

Of course, our opposition to buying overvalued stocks does not equate to an opposition to investing in technology, a fast-growing sector with some very attractive companies. We used the technology correction in April to add to our exposure to the sector, albeit with mixed success. Our holdings in Sun Microsystems, Intel Corp and Oracle Corp, three well-established technology firms that had been largely ignored by investors as many of their competitors shot upward on the markets, proved to be highly beneficial. Other holdings, however, such as Computer Associates International and Microsoft Corp, moved lower.

--------------------------------------------------------------------------------
FUND MANAGEMENT

MICHAEL C. HARHAI,CFA
MICHAEL HARHAI IS LEAD MANAGER OF VALUE EQUITY FUND. MIKE EARNED HIS BA FROM THE UNIVERSITY OF SOUTH FLORIDA AND HIS MBA FROM THE UNIVERSITY OF CENTRAL FLORIDA. HE BEGAN HIS CAREER IN 1972, JOINED INVESCO CAPITAL MANAGEMENT IN 1992, AND BEGAN MANAGING THIS FUND THE SAME YEAR. HE IS A CHARTERED FINANCIAL ANALYST.


TERRENCE IRRGANG, CFA
TERRENCE IRRGANG IS ASSISTANT MANAGER OF VALUE EQUITY FUND. TERRY RECEIVED HIS BA FROM GETTYSBURG COLLEGE AND HIS MBA FROM TEMPLE UNIVERSITY. HE BEGAN HIS INVESTMENT CAREER IN 1981, JOINED INVESCO CAPITAL MANAGEMENT IN 1992, AND STARTED MANAGING THIS FUND IN 1993. HE ALSO IS A CHARTERED FINANCIAL ANALYST.

GOOD NEWS FROM FINANCIALS
In comparison, financial stocks have been much more reasonably valued, given the rising short-term interest rate environment, which usually causes profit worries for banks and other companies that borrow and lend money. Our heavy exposure to the financial sector paid off for us, as the diversified financial services firms Citigroup Inc, Morgan Stanley Dean Witter, and American International Group all moved higher. Interest rate concerns caused a pullback in the shares of the Federal National Mortgage Association, however.

While many of our gains came from a narrow range of stocks, our losses resulted from small declines in a number of holdings. Fears that economic slowdown would cause consumers to tighten their belts caused many of our retail holdings, such as the retail building supply company Lowe's Cos and the warehouse merchandiser Costco, to move lower. An increasingly violent battle over long distance rates took its toll on several of our communications holdings, including Sprint Corp and WorldCom Inc. Finally, basic materials stocks moved lower as investors anticipated reduced demand, and commodity prices -- with the notable exception of oil -- failed to move higher.

Overall, this has been a frustrating year for the fund, but we remain convinced that our portfolio is positioned in high-quality companies that will continue to see their businesses improve as the economy continues to grow.


/s/ Michael C. Harhai               /s/ Terrence Irrgang

Michael C. Harhai, CFA              Terrence Irrgang, CFA
Portfolio Manager                   Portfolio Manager

S&P 500 INDEX FUND  (INSTITUTIONAL  CLASS AND INVESTOR CLASS)
A NOTE ABOUT INDEX FUNDS AT INVESCO
--------------------------------------------------------------------------------

INVESCO's S&P 500 Index Fund is designed to track the performance of the S&P 500 Index, an index comprised of common stocks of U.S. companies that is weighted to companies with large market capitalizations. The fund seeks to attain its objective by investing in the common stocks that comprise the index in approximately the same proportions as they are represented in the S&P 500. Since beginning operations in December 1997, the assets in the portfolio have grown, allowing the fund to own an increasingly representative selection of shares. As a result, its performance has moved more in line with that of the index.

For the one-year period ended July 31, 2000, the value of Institutional Class (formerly Class I) shares rose 8.47%, while the value of Investor Class (formerly Class II) shares rose 8.34%. These returns tracked that of the S&P 500 over the same period, which rose 8.97%. (Of course, past performance is not a guarantee of future results.)(1),(2)

INVESCO | ANNUAL REPORT | JULY 31, 2000
MOVING FORWARD
--------------------------------------------------------------------------------
AN INTERVIEW WITH GROWTH TEAM LEADER TIM MILLER

TIM MILLER IS CHIEF INVESTMENT OFFICER AT INVESCO FUNDS. HE MANAGES DYNAMICS FUND, AND HE OVERSEES THE GROWTH TEAM THAT MANAGES DYNAMICS, SMALL COMPANY GROWTH, BLUE CHIP GROWTH, INVESCO ENDEAVOR AND GROWTH & INCOME FUNDS.

TIM, MARKETS HAVE BEEN VERY VOLATILE RECENTLY, CREATING A CHALLENGING ENVIRONMENT FOR MANY INVESTORS.
TIM MILLER: Well, there is no question that markets have been volatile this year, creating difficulties for managers or investors who lack a clear investment discipline. Yet, in some ways, this volatility has actually played in our favor here at INVESCO Funds. Last year's tremendous market gains left valuations of many shares stretched, and they were hard to sustain in the face of continuing Federal Reserve interest rate tightening. As a result, the market corrected sharply in the second quarter, leaving many stocks trading at attractive valuations. We took advantage of this correction to rebuild positions on some of our favorite growth companies. This strategy paid off as many of these shares rebounded strongly, supported by what turned out to be a robust earnings season for the kind of high-quality growth companies we focus on.

WHAT GAVE YOU THE CONFIDENCE TO MAINTAIN YOUR INVESTMENT POSITIONS EVEN DURING THIS VOLATILE PERIOD?
TIM MILLER: We rely on hands-on, bottom-up research to identify the highest quality growth companies we can find. At the same time, we use exacting financial models and valuation measures to determine that we are investing in a stock at the right time. We only invest in companies that gain our complete confidence. Then, we believe in staying the course with them through their entire life cycle as a growth company--regardless of short-term market fluctuations.

INTEREST RATE FEARS SEEMED TO HAVE FADED RECENTLY, BUT CONCERNS HAVE NOW SHIFTED TO THE THREAT OF A SLOWING ECONOMY.
TIM MILLER: There is no question that an economic slowdown will have an impact on certain stocks in certain industries, and that prospect has kept markets volatile recently. In our view, however, this slowdown will fall hardest on Old Economy shares -- cyclically sensitive companies that we generally don't invest in anyway.

That said, we are optimistic about the market outlook going forward, especially because it appears that the end of Fed interest rate tightening may be in sight. But most importantly, we are confident that we are invested in the kinds of companies that can perform well in any kind of economic environment. We continue to focus on leading companies in dynamic growth areas such as technology, biotechnology and telecommunications equipment. We are particularly upbeat about companies capitalizing on the build out of telecommunications and data networks. These include leading providers of optical networking equipment, Internet infrastructure and analog semiconductors used to translate voice signals into data. We are also finding compelling growth opportunities in the financial services industry, as well as in the energy sector, where tight capacity is setting the stage for a multiyear investment cycle that will benefit oil and gas equipment and service companies.

DO YOU HAVE ANY PLANS TO ADJUST YOUR OVERALL STRATEGY TO CHANGING MARKET CONDITIONS?
TIM MILLER: I believe that the success of our funds during this challenging period validates our commitment to a disciplined growth philosophy. We are not market timers, and we don't believe in reacting defensively or rotating from sector to sector trying to chase performance. Rather than allowing ourselves to be whipped around by the volatility, we have stayed true to our discipline of investing in great companies. This strategy served us well over the past year, and we believe it will continue to do so, in any kind of environment.

INVESCO | ANNUAL REPORT | JULY 31, 2000
MARKET HEADLINES: AUGUST 1999 THROUGH JULY 2000

For most of the past year, the major story in the financial markets has been the tremendous disparity between the performance of "New Economy" growth stocks -- particularly technology, telecommunications, and media companies -- and lagging "Old Economy" shares in sectors such as financial services, industrial products and basic materials. Against this backdrop, the technology-intensive Nasdaq Composite far outpaced the more Old Economy-based S&P 500 Index and Dow Jones Industrial Average. This dichotomy persisted through the first two months of 2000 despite the fact that many New Economy shares were trading at lofty valuations that appeared harder to justify in an environment of rising interest rates.

At the same time, there were signs that the "virtuous economy" -- neither too hot nor too cold -- was finally starting to heat up. Labor markets remained tight, and wage pressures were simmering, while consumers were studying the impressive balances on their investment statements and spending like never before. Meanwhile, economies in Europe and Asia were picking up steam, and oil prices surged to new highs. With the global economy firing on all cylinders, inflation became the dominant concern. The Federal Reserve responded to these pressures by tightening credit conditions. Between June of 1999 and May of 2000, the Fed raised short-term interest rates six times -- for a total of 1.75% -- culminating in a 0.50% rate increase in May.

For a time, it appeared that growth stocks really did enjoy a Teflon(TM) coating, as valuations on many technology, telecommunication and biotechnology stocks surged to new highs despite rising interest rates and heightened economic uncertainty. Yet the New Economy onslaught hit a wall in April, as interest rate fears and rumblings out of Washington triggered a sell-off in biotechnology stocks that quickly spread to other New Economy stalwarts.

Between March 10 and May 24, 2000, the Nasdaq endured a sell-off of historic proportions, as investors rotated out of growth stocks to revisit many defensive and value-oriented issues.

Signs that the economy was starting to cool helped ease interest rate concerns in late May, however, alleviating pressure on equity markets. Job growth slowed dramatically, while vehicle and home sales also softened. Investors began to hope that an end to interest rate hikes was in sight and revisited many of the New Economy shares sold off during the spring correction. Growth stocks rallied in June, aided by the Fed's widely anticipated decision to leave interest rates unchanged.

These gains proved short-lived, however, as the market entered the July earnings reporting season. While a number of cyclical companies scaled back earnings estimates to reflect a potential economic slowdown, the market was also buffeted by unexpected earnings warnings from several technology and health sciences bellwethers. By late July, the market was caught in a catch-22 as investors weighed the risks of additional Fed interest rates hikes against the threat of weaker economic growth and lagging earnings. This has created a volatile market in which investors reward companies that exceed expectations, while sharply punishing those that misstep. It is truly a stock-picker's environment, and one we believe plays to our strengths at INVESCO Funds. We are confident that our reliance on bottom-up stock selection, industry diversification, and strict style discipline will continue to provide investors with solid returns going forward.

(1) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET, WHILE THE S&P MIDCAP 400 AND RUSSELL 2000 ARE INDICATIVE OF THE MID- AND SMALL-CAPITALIZATION STOCK MARKETS RESPECTIVELY. THE DOW JONES INDUSTRIAL AVERAGE REFLECTS LARGE-CAPITALIZATION STOCKS. THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER. THE S&P/BARRA 400 GROWTH INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF 400 MEDIUM-SIZED GROWTH STOCKS.

TEN LARGEST COMMON STOCK HOLDINGS

INVESCO STOCK FUNDS, INC.
JULY 31, 2000

DESCRIPTION                                               VALUE
-----------------------------------------------------------------
BLUE CHIP GROWTH FUND
America Online                                     $198,289,446
Palm Inc                                            147,839,874
Pfizer Inc                                           90,515,063
Schwab (Charles) Corp                                85,453,688
VeriSign Inc                                         78,371,313
Cisco Systems                                        75,955,924
SDL Inc                                              75,347,269
Corning Inc                                          65,830,012
Nortel Networks                                      65,390,500
Maxim Integrated Products                            64,275,509

DYNAMICS FUND
SDL Inc                                            $173,531,250
Forest Laboratories                                 160,500,000
PMC-Sierra Inc                                      114,580,125
Siebel Systems                                      113,970,000
Brocade Communications Systems                      105,746,000
Applied Micro Circuits                               93,191,700
Ariba Inc                                            92,981,875
ALZA Corp                                            92,035,650
VeriSign Inc                                         88,071,563
i2 Technologies                                      87,613,687

GROWTH & INCOME FUND
Pfizer Inc                                         $12,692,809
General Electric                                    10,228,347
Citigroup Inc                                        9,659,795
SDL Inc                                              7,739,494
Gemstar-TV Guide International                       6,190,712
Intel Corp                                           6,096,945
Nortel Networks                                      6,083,875
Cisco Systems                                        6,041,190
American International Group                         5,992,301
AT&T Corp-Liberty Media Group Class A Shrs           5,575,850

DESCRIPTION                                                              VALUE
--------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND
America Online                                                    $ 24,257,187
Palm Inc                                                            14,146,626
Pfizer Inc                                                          12,249,656
VeriSign Inc                                                        11,425,500
JDS Uniphase                                                        10,867,500
Siebel Systems                                                      10,730,000
Genentech Inc                                                       10,648,750
PMC-Sierra Inc                                                       9,693,750
Nortel Networks                                                      9,252,250
Nokia Corp Sponsored ADR Representing Ord Shrs                       9,022,025

S&P 500 INDEX FUND
General Electric                                                  $  3,767,643
Cisco Systems                                                        3,367,676
Intel Corp                                                           3,303,858
Microsoft Corp                                                       2,720,593
Exxon Mobil                                                          2,058,800
Pfizer Inc                                                           2,009,539
Wal-Mart Stores                                                      1,810,740
Citigroup Inc                                                        1,762,581
Nortel Networks                                                      1,627,920
Oracle Corp                                                          1,581,344

SMALL COMPANY GROWTH FUND
IONA Technologies PLC Sponsored ADR Representing Ord Shrs         $ 25,971,425
Semtech Corp                                                        22,853,438
City National                                                       21,432,104
Pinnacle Holdings                                                   21,379,344
REMEC Inc                                                           20,045,680
Harrah's Entertainment                                              20,019,925
Polycom Inc                                                         19,664,348
IntraNet Solutions                                                  19,406,142
Business Objects SA Sponsored ADR Representing Ord Shrs             18,049,500
International FiberCom                                              17,458,812

VALUE EQUITY FUND
Intel Corp                                                        $  8,517,300
Citigroup Inc                                                        8,037,069
General Electric                                                     7,839,075
Exxon Mobil                                                          7,071,200
WorldCom Inc                                                         5,865,234
ADC Telecommunications                                               5,737,050
Morgan Stanley Dean Witter & Co                                      5,493,250
American International Group                                         5,245,598
Johnson & Johnson                                                    5,016,069
Marsh & McLennan                                                     4,819,000

Composition of holdings is subject to change.

STATEMENT OF INVESTMENT SECURITIES

INVESCO STOCK FUNDS, INC.
JULY 31, 2000

                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND
98.30 COMMON STOCKS
7.15  BIOTECHNOLOGY--HEALTH CARE
      Affymetrix Inc(a)                                                 53,300  $ 7,277,948
      Amgen Inc(a)                                                     237,700   15,435,644
      Celgene Corp(a)                                                  749,000   38,901,187
      Genentech Inc(a)                                                 370,500   56,362,312
      MedImmune Inc(a)                                                 489,800   29,143,100
=============================================================================================
                                                                                147,120,191
2.50  BROADCASTING
      Clear Channel Communications(a)                                  159,185   12,127,907
      General Motors Class H Shrs(a)                                 1,517,700   39,270,487
=============================================================================================
                                                                                  1,398,394
5.61  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      CIENA Corp(a)                                                     85,400   12,137,475
      Corvis Corp(a)                                                   216,700   17,840,505
      Nokia Corp Sponsored ADR Representing Ord Shrs                   456,000   20,206,500
      Nortel Networks                                                  879,200   65,390,500
=============================================================================================
                                                                                115,574,980
13.48 COMPUTER RELATED
      Cisco Systems(a)                                               1,160,740   75,955,924
      Dell Computer(a)                                                 717,350   31,518,566
      EMC Corp(a)                                                      327,300   27,861,412
      Juniper Networks(a)                                              185,800   26,464,887
      Redback Networks(a)                                              278,000   36,140,000
      Sun Microsystems(a)                                              455,400   48,016,238
      Sycamore Networks(a)                                             256,300   31,604,994
=============================================================================================
                                                                                277,562,021
7.48  COMPUTER--SOFTWARE & SERVICES
      Exodus Communications(a)                                         345,200   15,339,825
      Intuit Inc(a)                                                  1,113,230   37,849,820
      i2 Technologies(a)                                               288,480   37,430,280
      Microsoft Corp(a)                                                640,960   44,747,020
      Oracle Corp(a)                                                   246,100   18,503,644
=============================================================================================
                                                                                153,870,589

                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------

10.62 ELECTRONICS--SEMICONDUCTOR
      Intel Corp                                                       436,040 $ 29,105,670
      Maxim Integrated Products(a)                                     972,950   64,275,509
      PMC-Sierra Inc(a)                                                114,500   22,198,688
      SDL Inc(a)                                                       217,100   75,347,269
      Xilinx Inc(a)                                                    369,100   27,705,569
=============================================================================================
                                                                                218,632,705
2.65  FINANCIAL
      Citigroup Inc                                                    773,157   54,555,891
=============================================================================================
8.83  HEALTH CARE DRUGS--PHARMACEUTICALS
      Forest Laboratories(a)                                           410,300   43,902,100
      King Pharmaceuticals(a)                                          717,500   21,614,687
      Millennium Pharmaceuticals(a)                                    266,540   25,654,475
      Pfizer Inc                                                     2,098,900   90,515,063
=============================================================================================
                                                                                181,686,325
4.15  INVESTMENT BANK/BROKER FIRM
      Schwab (Charles) Corp                                          2,365,500   85,453,688
=============================================================================================
3.20  MANUFACTURING
      Corning Inc                                                      281,400   65,830,012
=============================================================================================
2.52  RETAIL
      eBay Inc(a)                                                      503,500   25,175,000
      Home Depot                                                       515,482   26,676,194
=============================================================================================
                                                                                 51,851,194
23.67 SERVICES
      America Online(a)                                              3,719,380  198,289,446
      Ariba Inc(a)                                                     241,800   28,033,687
      Palm Inc(a)                                                    3,790,766  147,839,874
      VeriSign Inc(a)                                                  493,872   78,371,313
      Yahoo! Inc(a)                                                    269,400   34,668,413
=============================================================================================
                                                                                487,202,733
2.44  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Nextel Communications Class A Shrs(a)                            898,300   50,248,656
=============================================================================================
2.39  TELECOMMUNICATIONS--LONG DISTANCE
      Qwest Communications International(a)                          1,048,500   49,213,969
=============================================================================================
1.61  TELEPHONE
      McLeodUSA Inc Class A Shrs(a)                                  1,953,000   33,078,937
=============================================================================================
      TOTAL COMMON STOCKS (Cost $1,581,069,189)                               2,023,280,285
=============================================================================================

                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
1.70  SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated 7/31/2000
        due 8/1/2000 at 6.410%, repurchased at $35,006,232
        (Collateralized by US Treasury Notes due 6/30/2003
        at 5.375%, value $35,705,350) (Cost $35,000,000)        $   35,000,000 $ 35,000,000
=============================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
      (Cost $1,616,069,189)
      (Cost for Income Tax Purposes $1,637,314,990)                          $2,058,280,285
=============================================================================================

DYNAMICS FUND
95.48 COMMON STOCKS
0.79  BANKS
      Northern Trust                                                   835,800 $ 62,580,525
=============================================================================================
6.58  BIOTECHNOLOGY--HEALTH CARE
      Abgenix Inc(a)                                                 1,390,400   69,693,800
      Affymetrix Inc(a)                                                425,000   58,032,422
      Celgene Corp(a)                                                1,353,950   70,320,778
      COR Therapeutics(a)                                              983,800   79,995,237
      ImClone Systems(a)                                               465,300   34,025,063
      Medarex Inc(a)                                                   313,300   22,831,737
      MedImmune Inc(a)                                               1,192,900   70,977,550
      Protein Design Labs(a)                                           554,400   67,186,350
      Sepracor Inc(a)                                                  465,570   49,234,028
=============================================================================================
                                                                                522,296,965
2.94  BROADCASTING
      AMFM Inc(a)                                                      400,000   28,575,000
      Citadel Communications(a)                                        574,775   17,207,327
      EchoStar Communications Class A Shrs(a)                        1,747,200   68,905,200
      Entercom Communications(a)                                       987,400   38,323,462
      General Motors Class H Shrs(a)                                 1,320,000   34,155,000
      Hispanic Broadcasting(a)                                         710,000   27,024,375
      Westwood One(a)                                                  700,000   19,468,750
=============================================================================================
                                                                                233,659,114
1.37  CABLE
      Cablevision Systems Class A Shrs(a)                              807,000   53,110,687
      NTL Inc(a)                                                       245,312   11,054,372
      USA Networks(a)                                                2,109,600   44,433,450
=============================================================================================
                                                                                108,598,509
2.33  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      CIENA Corp(a)                                                    520,000   73,905,000
      Comverse Technology(a)                                           755,000   66,251,250

                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      Copper Mountain Networks(a)                                      295,500 $ 23,302,945
      Metasolv Software(a)                                             450,000   21,206,250
=============================================================================================
                                                                                184,665,445
4.24  COMPUTER RELATED
      American Power Conversion(a)                                     375,000    9,539,062
      Brocade Communications Systems(a)                                592,000  105,746,000
      Extreme Networks(a)                                              450,700   62,936,030
      Network Appliance(a)                                             839,060   72,316,484
      Redback Networks(a)                                              659,900   85,787,000
=============================================================================================
                                                                                336,324,576
14.26 COMPUTER--SOFTWARE & SERVICES
      Adobe Systems                                                    475,000   54,387,500
      Alteon Websystems(a)                                             218,200   28,788,762
      Art Technology Group(a)                                          972,400   84,598,800
      BEA Systems(a)                                                 1,254,000   54,000,375
      BroadVision Inc(a)                                               745,500   26,977,781
      Exodus Communications(a)                                       1,646,300   73,157,456
      InfoSpace Inc(a)                                                 750,000   25,312,500
      Inktomi Corp(a)                                                  547,200   58,550,400
      InterNAP Network Services(a)                                     792,200   27,021,447
      Intuit Inc(a)                                                    789,500   26,843,000
      i2 Technologies(a)                                               675,250   87,613,687
      Macromedia Inc(a)                                                542,700   41,516,550
      Mercury Interactive(a)                                           836,100   82,995,989
      Peregrine Systems(a)                                           1,707,000   42,568,313
      Portal Software(a)                                               697,000   35,100,484
      Rational Software(a)                                             410,600   41,778,550
      RealNetworks Inc(a)                                            1,083,000   45,959,813
      Siebel Systems(a)                                                786,000  113,970,000
      Software.com Inc(a)                                              315,000   31,775,625
      Symantec Corp(a)                                                 660,000   33,825,000
      TIBCO Software(a)                                                490,000   50,470,000
      Vignette Corp(a)                                               1,296,000   43,902,000
      Vitria Technology(a)                                             436,150   20,608,088
=============================================================================================
                                                                              1,131,722,120
0.80  CONSUMER FINANCE
      Countrywide Credit Industries                                    470,000   16,538,125
      SLM Holding                                                    1,083,400   46,653,913
=============================================================================================
                                                                                 63,192,038
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
3.07  ELECTRICAL EQUIPMENT
      Flextronics International Ltd(a)                                 991,100 $ 70,166,783
      Jabil Circuit(a)                                                 500,000   25,031,250
      Molex Inc                                                      1,290,062   60,693,386
      Power-One Inc(a)                                                  65,000    7,674,063
      Sanmina Corp(a)                                                  865,000   80,336,875
=============================================================================================
                                                                                243,902,357
11.47 ELECTRONICS--SEMICONDUCTOR
      Altera Corp(a)                                                   637,000   62,545,437
      Applied Micro Circuits(a)                                        624,400   93,191,700
      Linear Technology                                              1,096,000   60,554,000
      LSI Logic(a)                                                     860,100   29,135,887
      Maxim Integrated Products(a)                                   1,128,900   74,577,956
      Microchip Technology(a)                                          759,940   52,768,334
      PMC-Sierra Inc(a)                                                591,000  114,580,125
      RF Micro Devices(a)                                              579,500   43,752,250
      SDL Inc(a)                                                       500,000  173,531,250
      TranSwitch Corp(a)                                               924,000   73,804,500
      Vitesse Semiconductor(a)                                         824,000   49,131,000
      Xilinx Inc(a)                                                  1,104,000   82,869,000
=============================================================================================
                                                                                910,441,439
0.75  ENTERTAINMENT
      Gemstar-TV Guide International(a)                                976,000   59,353,000
=============================================================================================
0.49  EQUIPMENT--SEMICONDUCTOR
      KLA-Tencor Corp(a)                                               379,000   20,181,750
      Novellus Systems(a)                                              341,600   18,425,050
=============================================================================================
                                                                                 38,606,800
3.47  FINANCIAL
      Ambac Financial Group                                          1,087,800   70,095,112
      Capital One Financial                                            504,600   29,582,175
      Edwards (AG) Inc                                               1,162,100   61,446,038
      Providian Financial                                              458,200   46,707,763
      Stilwell Financial(a)                                          1,532,000   67,503,750
=============================================================================================
                                                                                275,334,838
2.04  GAMING
      Harrah's Entertainment(a)                                      3,316,800   83,127,300
      MGM Grand                                                      2,192,000   78,775,000
=============================================================================================
                                                                                161,902,300
7.80  HEALTH CARE DRUGS--PHARMACEUTICALS
      Allergan Inc                                                   1,084,500   72,593,719
      ALZA Corp(a)                                                   1,421,400   92,035,650
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      Andrx Corp(a)                                                    100,000  $ 7,806,250
      Forest Laboratories(a)                                         1,500,000  160,500,000
      Human Genome Sciences(a)                                         539,000   65,117,938
      Inhale Therapeutic Systems(a)                                    708,500   57,521,344
      IVAX Corp(a)                                                   1,014,200   49,949,350
      Jones Pharma                                                     535,000   17,487,812
      King Pharmaceuticals(a)                                          620,000   18,677,500
      Millennium Pharmaceuticals(a)                                    802,580   77,248,325
=============================================================================================
                                                                                618,937,888
1.51  HEALTH CARE RELATED
      Genzyme Corp-General Division(a)                                 685,000   47,564,687
      PE Corp-PE Biosystems Group                                      832,200   72,557,438
=============================================================================================
                                                                                120,122,125
0.64  INSURANCE
      MGIC Investment                                                  449,100   25,514,494
      Radian Group                                                     410,000   24,958,750
=============================================================================================
                                                                                 50,473,244
3.13  INVESTMENT BANK/BROKER FIRM
      Bear Stearns                                                     476,400   25,666,050
      Donaldson Lufkin & Jenrette                                      350,500   18,072,656
      Lehman Brothers Holdings                                         258,190   29,014,101
      Paine Webber Group                                               505,600   35,012,800
      Price (T Rowe) Associates                                      1,307,100   53,427,713
      Waddell & Reed Financial
        Class A Shrs                                                 1,351,734   44,269,289
        Class B Shrs                                                 1,378,020   43,235,378
=============================================================================================
                                                                                248,697,987
9.83  OIL & GAS RELATED
      Anadarko Petroleum                                               883,000   42,218,437
      Apache Corp                                                    1,343,100   66,819,225
      BJ Services(a)                                                 1,115,000   65,088,125
      Canadian Natural Resources(a)                                    570,000   16,515,345
      Coflexip SA Sponsored ADR Representing 1/2 Ord Shr               349,500   20,249,156
      Cooper Cameron(a)                                              1,145,700   74,040,862
      Diamond Offshore Drilling                                        255,000    9,578,437
      ENSCO International                                              775,000   26,156,250
      Global Industries Ltd(a)                                         712,400    8,905,000
      Global Marine(a)                                               1,165,000   32,984,062
      Grant Prideco(a)                                               1,282,000   25,800,250
      Kerr-McGee Corp                                                  250,600   13,751,675
      Nabors Industries(a)                                           1,415,400   58,916,025
      Noble Drilling(a)                                              1,629,000   70,963,313
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      Santa Fe International                                         2,063,000 $ 72,462,875
      Smith International(a)                                         1,108,000   79,083,500
      Transocean Sedco Forex                                           450,000   22,275,000
      Varco International(a)                                           698,750   12,053,438
      Vastar Resources                                                  49,150    4,051,803
      Weatherford International(a)                                   1,457,000   58,371,063
=============================================================================================
                                                                                780,283,841
0.19  PERSONAL CARE
      Estee Lauder Class A Shrs                                        350,000   15,400,000
=============================================================================================
0.87  PUBLISHING
      New York Times Class A Shrs                                      699,900   28,827,131
      Valassis Communications(a)                                     1,199,800   40,343,275
=============================================================================================
                                                                                 69,170,406
1.67  RETAIL
      Best Buy(a)                                                      460,000   33,465,000
      Kohl's Corp(a)                                                 1,116,400   63,355,700
      RadioShack Corp                                                  626,400   35,313,300
=============================================================================================
                                                                                132,134,000
10.22 SERVICES
      Ariba Inc(a)                                                     802,000   92,981,875
      CSG Systems International(a)                                     761,000   40,475,687
      Go2Net Inc(a)                                                    570,000   33,665,625
      Lamar Advertising Class A Shrs(a)                                382,900   17,469,812
      Omnicom Group                                                    657,000   55,845,000
      Palm Inc(a)                                                    1,675,000   65,325,000
      Paychex Inc                                                    1,909,050   87,339,038
      Proxicom Inc(a)                                                  810,500   33,483,781
      Robert Half International(a)                                   2,277,200   78,278,750
      Sapient Corp(a)                                                  401,000   45,613,750
      SEI Investments                                                  678,400   37,142,400
      TMP Worldwide(a)                                               1,011,900   72,856,800
      VeriSign Inc(a)                                                  555,000   88,071,563
      WPP Group PLC                                                  1,990,000   26,987,731
      Young & Rubicam                                                  630,000   35,595,000
=============================================================================================
                                                                                811,131,812
0.78  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Crown Castle International(a)                                    901,300   30,644,200
      Western Wireless Class A Shrs(a)                                 574,000   31,570,000
=============================================================================================
                                                                                 62,214,200
1.04  TELECOMMUNICATIONS--LONG DISTANCE
      Allegiance Telecom(a)                                            692,550   38,479,809
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      Nextel Partners(a)                                             1,385,000 $ 43,714,063
=============================================================================================
                                                                                 82,193,872
3.20  TELEPHONE
      Amdocs Ltd(a)                                                  1,102,000   74,040,625
      AT&T Canada Class B Depository Receipts(a)                       600,000   17,700,000
      Citizens Communications(a)                                     1,450,000   24,287,500
      COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)                                     300,000   38,025,000
      McLeodUSA Inc Class A Shrs(a)                                  3,102,600   52,550,287
      RCN Corp(a)                                                       71,600    1,557,300
      Time Warner Telecom Class A Shrs(a)                              745,300   46,162,019
=============================================================================================
                                                                                254,322,731
      TOTAL COMMON STOCKS (Cost $5,329,441,678)                               7,577,662,132
=============================================================================================
4.52  SHORT-TERM INVESTMENTS
1.04  COMMERCIAL PAPER
1.04  FINANCIAL
      American General Finance, 6.640%, 8/1/2000                  $ 30,000,000   30,000,000
      General Electric Capital, 6.640%, 8/1/2000                  $ 53,000,000   53,000,000
=============================================================================================
        TOTAL COMMERCIAL PAPER (Cost $83,000,000)                                83,000,000
=============================================================================================
2.78  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market Reserve Fund
        6.440% (Cost $220,455,382)                                 220,455,382  220,455,382
=============================================================================================
0.70  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated 7/31/2000
        due 8/1/2000 at 6.410%, repurchased at $1,327,236
        (Collateralized by US Treasury Bonds, due 11/15/2016
        at 7.500%, value $1,356,299)                              $  1,327,000    1,327,000
      Repurchase Agreement with State Street dated 7/31/2000
        due 8/1/2000 at 6.410%, repurchased at $54,009,615
        (Collateralized by US Treasury Notes, due 6/30/2003
        at 5.375%, value $55,089,234)                             $ 54,000,000   54,000,000
=============================================================================================
        TOTAL REPURCHASE AGREEMENTS (Cost $55,327,000)                           55,327,000
=============================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Cost $358,782,382)                          358,782,382
=============================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $5,688,224,060)
       (Cost for Income Tax Purposes $5,724,658,676)                         $7,936,444,514
=============================================================================================

GROWTH & INCOME FUND
97.97 COMMON STOCKS
3.91  BIOTECHNOLOGY-- HEALTH CARE
      Affymetrix Inc(a)                                                  5,700  $   778,317
      Amgen Inc(a)                                                      26,300    1,707,856

                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      Genentech Inc(a)                                                  19,000  $ 2,890,375
      MedImmune Inc(a)                                                  42,700    2,540,650
=============================================================================================
                                                                                  7,917,198
4.15  BROADCASTING
      General Motors Class H Shrs(a)                                   195,500    5,058,562
      Infinity Broadcasting Class A Shrs(a)                             62,855    2,215,639
      Univision Communications Class A Shrs(a)                           9,200    1,143,100
=============================================================================================
                                                                                  8,417,301
2.75  CABLE
      AT&T Corp-Liberty Media Group Class A Shrs(a)                    250,600    5,575,850
=============================================================================================
5.30  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      CIENA Corp(a)                                                      5,400      767,475
      Comverse Technology(a)                                            25,100    2,202,525
      Metromedia Fiber Network Class A Shrs(a)                          48,400    1,694,000
      Nortel Networks                                                   81,800    6,083,875
=============================================================================================
                                                                                 10,747,875
9.83  COMPUTER RELATED
      Brocade Communications Systems(a)                                  6,100    1,089,612
      Cisco Systems(a)                                                  92,320    6,041,190
      Dell Computer(a)                                                  38,035    1,671,163
      EMC Corp(a)                                                       48,760    4,150,695
      Network Appliance(a)                                              21,800    1,878,887
      Redback Networks(a)                                               15,700    2,041,000
      Sun Microsystems(a)                                               28,800    3,036,600
=============================================================================================
                                                                                 19,909,147
4.91  COMPUTER--SOFTWARE & SERVICES
      BEA Systems(a)                                                    39,600    1,705,275
      i2 Technologies(a)                                                12,595    1,634,201
      Oracle Corp(a)                                                    48,100    3,616,519
      Siebel Systems(a)                                                 14,200    2,059,000
      VERITAS Software(a)                                                9,100      927,631
=============================================================================================
                                                                                  9,942,626
1.07  CONSUMER FINANCE
      American Express                                                  38,365    2,174,816
=============================================================================================
6.28  ELECTRICAL EQUIPMENT
      Flextronics International Ltd(a)                                  19,900    1,408,858
      General Electric                                                 198,850   10,228,347
      Sanmina Corp(a)                                                   11,700    1,086,637
=============================================================================================
                                                                                 12,723,842
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
10.53 ELECTRONICS--SEMICONDUCTOR
      Altera Corp(a)                                                     8,900  $   873,869
      Applied Micro Circuits(a)                                         19,400    2,895,450
      Intel Corp                                                        91,340    6,096,945
      Oak Technology(a)                                                 51,500    1,184,500
      PMC-Sierra Inc(a)                                                  7,900    1,531,613
      SDL Inc(a)                                                        22,300    7,739,494
      Xilinx Inc(a)                                                     13,600    1,020,850
=============================================================================================
                                                                                 21,342,721
6.34  ENTERTAINMENT
      Gemstar-TV Guide International(a)                                101,800    6,190,712
      Time Warner                                                       40,520    3,107,378
      Viacom Inc Class B Shrs(a)                                        53,500    3,547,719
=============================================================================================
                                                                                 12,845,809
4.77  FINANCIAL
      Citigroup Inc                                                    136,897    9,659,795
=============================================================================================
12.70 HEALTH CARE DRUGS--PHARMACEUTICALS
      Allergan Inc                                                      13,400      896,962
      ALZA Corp(a)                                                      16,500    1,068,375
      Elan Corp PLC Sponsored ADR Representing Ord Shrs(a)              29,400    1,571,063
      Forest Laboratories(a)                                            16,900    1,808,300
      IVAX Corp(a)                                                      21,800    1,073,650
      Johnson & Johnson                                                 18,205    1,694,203
      Pfizer Inc                                                       294,326   12,692,809
      Pharmacia Corp                                                    38,500    2,107,875
      Teva Pharmaceutical Industries Sponsored ADR
        Representing Ord Shrs                                           46,400    2,818,800
=============================================================================================
                                                                                 25,732,037
0.63  HEALTH CARE RELATED
      PE Corp-PE Biosystems Group                                       14,600    1,272,937
=============================================================================================
2.96  INSURANCE
      American International Group                                      68,337    5,992,301
=============================================================================================
1.83  INVESTMENT BANK/BROKER FIRM
      Morgan Stanley Dean Witter & Co                                   30,500    2,783,125
      Price (T Rowe) Associates                                         22,600      923,775
=============================================================================================
                                                                                  3,706,900
4.47  MANUFACTURING
      Corning Inc                                                       20,800    4,865,900
      Tyco International Ltd                                            78,300    4,189,050
=============================================================================================
                                                                                  9,054,950
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
2.51  NATURAL GAS
      El Paso Energy                                                    59,800  $ 2,892,825
      Enron Corp                                                        29,855    2,198,074
=============================================================================================
                                                                                  5,090,899
1.93  RETAIL
      Home Depot                                                        17,795      920,891
      Wal-Mart Stores                                                   54,280    2,982,008
=============================================================================================
                                                                                  3,902,899
1.62  SERVICES
      Robert Half International(a)                                      48,100    1,653,437
      VeriSign Inc(a)                                                   10,300    1,634,481
=============================================================================================
                                                                                  3,287,918
3.77  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Nextel Communications Class A Shrs(a)                             88,000    4,922,500
      VoiceStream Wireless(a)                                           15,800    2,026,350
      WinStar Communications(a)                                         23,100      698,775
=============================================================================================
                                                                                  7,647,625
2.71  TELECOMMUNICATIONS--LONG DISTANCE
      Allegiance Telecom(a)                                             26,300    1,461,294
      Qwest Communications International(a)                             85,700    4,022,544
=============================================================================================
                                                                                  5,483,838
3.00  TELEPHONE
      Amdocs Ltd(a)                                                     35,400    2,378,438
      McLeodUSA Inc Class A Shrs(a)                                     99,600    1,686,975
      NEXTLINK Communications Class A Shrs(a)                           61,200    2,023,425
=============================================================================================
                                                                                  6,088,838
      TOTAL COMMON STOCKS (Cost $168,870,390)                                   198,518,122
=============================================================================================
2.03  SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated 7/31/2000
        due 8/1/2000 at 6.410%, repurchased at 4,118,733
        (Collateralized by US Treasury Bonds, due 11/15/2016
        at 7.500%, value $4,196,504) (Cost $4,118,000)            $  4,118,000    4,118,000
=============================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $172,988,390)
        (Cost for Income Tax Purposes $174,659,368)                            $202,636,122
=============================================================================================

INVESCO ENDEAVOR FUND
98.98 COMMON STOCKS
0.08  AGRICULTURAL PRODUCTS
      US Home & Garden(a)                                              125,000  $   312,500
=============================================================================================
5.32  BIOTECHNOLOGY-- HEALTH CARE
      Abgenix Inc(a)                                                    20,000    1,002,500

                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      Celgene Corp(a)                                                   84,000  $ 4,362,750
      COR Therapeutics(a)                                               15,000    1,219,687
      Genentech Inc(a)                                                  70,000   10,648,750
      IDEC Pharmaceuticals(a)                                            7,500      921,094
      Medarex Inc(a)                                                    25,900    1,887,463
      Protein Design Labs(a)                                             7,400      896,788
=============================================================================================
                                                                                 20,939,032
1.73  BROADCASTING
      AMFM Inc(a)                                                       41,700    2,978,944
      Clear Channel Communications(a)                                   50,000    3,809,375
=============================================================================================
                                                                                  6,788,319
1.17  CABLE
      AT&T Corp-Liberty Media Group Class A Shrs(a)                    206,000    4,583,500
=============================================================================================
12.66 COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      Comverse Technology(a)                                            73,020    6,407,505
      Corvis Corp(a)                                                    74,400    6,125,212
      Digital Microwave(a)                                             103,200    2,805,750
      Gilat Satellite Networks Ltd(a)                                   16,000    1,280,000
      JDS Uniphase(a)                                                   92,000   10,867,500
      Nokia Corp Sponsored ADR Representing Ord Shrs                   203,600    9,022,025
      Nortel Networks                                                  124,400    9,252,250
      REMEC Inc(a)                                                     157,500    4,031,019
=============================================================================================
                                                                                 49,791,261
12.21 COMPUTER RELATED
      Cisco Systems(a)                                                 116,600    7,630,012
      Dell Computer(a)                                                 164,000    7,205,750
      EMC Corp(a)                                                       70,000    5,958,750
      Juniper Networks(a)                                               60,400    8,603,225
      Redback Networks(a)                                               47,600    6,188,000
      Sun Microsystems(a)                                               67,000    7,064,313
      Sycamore Networks(a)                                              30,000    3,699,375
      3Com Corp(a)                                                     123,000    1,668,188
=============================================================================================
                                                                                 48,017,613
9.34  COMPUTER SOFTWARE & SERVICES
      BEA Systems(a)                                                    66,000    2,842,125
      Cysive Inc(a)                                                     49,200    1,180,800
      Exodus Communications(a)                                         112,000    4,977,000
      Inktomi Corp(a)                                                   26,200    2,803,400
      i2 Technologies(a)                                                35,300    4,580,175
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      Mercury Interactive(a)                                            55,800  $ 5,539,022
      Siebel Systems(a)                                                 74,000   10,730,000
      Symantec Corp(a)                                                  80,000    4,100,000
=============================================================================================
                                                                                 36,752,522
0.48  ELECTRONICS
      Alpha Industries(a)                                               55,800    1,900,687
=============================================================================================
8.75  ELECTRONICS--SEMICONDUCTOR
      Altera Corp(a)                                                    44,260    4,345,779
      Applied Micro Circuits(a)                                         33,000    4,925,250
      Maxim Integrated Products(a)                                     107,000    7,068,687
      PMC-Sierra Inc(a)                                                 50,000    9,693,750
      Xilinx Inc(a)                                                    112,000    8,407,000
=============================================================================================
                                                                                 34,440,466
4.22  ENTERTAINMENT
      Gemstar-TV Guide International(a)                                 91,381    5,557,107
      Time Warner                                                       38,300    2,937,131
      Viacom Inc Class B Shrs(a)                                        70,000    4,641,875
      Disney (Walt) Co                                                  90,000    3,481,875
=============================================================================================
                                                                                 16,617,988
0.76  EQUIPMENT--SEMICONDUCTOR
      Credence Systems(a)                                               70,000    2,992,500
=============================================================================================
1.69  FINANCIAL
      Citigroup Inc                                                     94,290    6,653,338
=============================================================================================
7.49  HEALTH CARE DRUGS--PHARMACEUTICALS
      ALZA Corp(a)                                                      35,000    2,266,250
      DUSA Pharmaceuticals(a)                                          120,000    3,345,000
      Forest Laboratories(a)                                            60,000    6,420,000
      Human Genome Sciences(a)                                          11,500    1,389,344
      Millennium Pharmaceuticals(a)                                     20,020    1,926,925
      Pfizer Inc                                                       284,050   12,249,656
      Titan Pharmaceuticals(a)                                          55,000    1,873,438
=============================================================================================
                                                                                 29,470,613
0.78  HEALTH CARE RELATED
      Incyte Genomics(a)                                                 8,700      659,569
      Physiometrix Inc(a)                                               54,636    1,297,605
      Targeted Genetics(a)                                             110,000    1,093,125
=============================================================================================
                                                                                  3,050,299
1.77  INSURANCE BROKERS
      Marsh & McLennan                                                  57,000    6,954,000
=============================================================================================
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
1.01  MANUFACTURING
      Corning Inc                                                       17,000  $ 3,976,937
=============================================================================================
7.06  OIL & GAS RELATED
      Atwood Oceanics(a)                                               110,300    4,632,600
      Cooper Cameron(a)                                                 65,000    4,200,625
      Grey Wolf(a)                                                     350,000    1,618,750
      Nabors Industries(a)                                             129,500    5,390,438
      Schlumberger Ltd                                                  60,000    4,436,250
      Smith International(a)                                           105,000    7,494,375
=============================================================================================
                                                                                 27,773,038
1.05  PUBLISHING
      Harcourt General                                                  75,000    4,139,062
=============================================================================================
1.75  RETAIL
      Home Depot                                                        68,700    3,555,225
      RadioShack Corp                                                   59,000    3,326,125
=============================================================================================
                                                                                  6,881,350
17.05 SERVICES
      America Online(a)                                                455,000   24,257,187
      Ariba Inc(a)                                                      41,000    4,753,437
      HotJobs.com Ltd(a)                                                62,000    1,088,875
      IntraNet Solutions(a)                                            132,380    4,997,345
      Palm Inc(a)                                                      362,734   14,146,626
      VeriSign Inc(a)                                                   72,000   11,425,500
      Yahoo! Inc(a)                                                     49,760    6,403,490
=============================================================================================
                                                                                 67,072,460
1.14  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Nextel Communications Class A Shrs(a)                             80,000    4,475,000
=============================================================================================
1.47  TELEPHONE
      Amdocs Ltd(a)                                                     55,000    3,695,313
      COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)                                      16,600    2,104,050
=============================================================================================
                                                                                  5,799,363
      TOTAL COMMON STOCKS (Cost $289,155,236)                                   389,381,848
=============================================================================================
1.02  SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated 7/31/2000
        due 8/1/2000 at 6.410%, repurchased at $4,000,712
        (Collateralized by US Treasury Bonds, due 8/15/2019
        at 8.125%, value $4,001,776) (Cost $4,000,000)             $ 4,000,000    4,000,000
=============================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $293,155,236)
        (Cost for Income Tax Purposes $295,757,638)                           $ 393,381,848
=============================================================================================
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
98.30 COMMON STOCKS
1.10  AEROSPACE & DEFENSE
      Boeing Co                                                          6,756  $   331,044
      General Dynamics                                                   1,534       86,575
      Goodrich (BF) Co                                                     710       25,338
      Honeywell International                                            5,936      199,598
      Lockheed Martin                                                    3,056       85,950
      Northrop Grumman                                                     518       36,810
      Raytheon Co Class B Shrs                                           2,647       64,190
      United Technologies                                                3,606      210,500
=============================================================================================
                                                                                  1,040,005
0.09  AIR FREIGHT
      FedEx Corp(a)                                                      2,232       88,443
=============================================================================================
0.21  AIRLINES
      AMR Corp(a)                                                        1,020       33,724
      Delta Air Lines                                                      998       53,580
      Southwest Airlines                                                 3,844       90,815
      US Airways Group(a)                                                  513       20,135
=============================================================================================
                                                                                    198,254
0.20  ALUMINUM
      Alcoa Inc                                                          6,400      193,600
=============================================================================================
0.20  AUTO PARTS
      AutoZone Inc(a)                                                    1,021       23,355
      Cooper Tire & Rubber                                                 511        5,717
      Cummins Engine                                                       300        9,600
      Dana Corp                                                          1,307       29,979
      Genuine Parts                                                      1,325       26,583
      Goodyear Tire & Rubber                                             1,103       21,991
      Johnson Controls                                                     612       31,786
      TRW Inc                                                              817       36,714
=============================================================================================
                                                                                    185,725
0.82  AUTOMOBILES
      Ford Motor                                                         8,888      413,847
      General Motors                                                     3,964      225,700
      Harley-Davidson Inc                                                2,200       98,725
      Navistar International(a)                                            400       14,275
      PACCAR Inc                                                           500       22,281
=============================================================================================
                                                                                    774,828
4.49  BANKS
      AmSouth Bancorp                                                    2,950       49,597
      Bank of America                                                   12,289      582,191
      Bank of New York                                                   5,494      257,188
      Bank One                                                           8,443      268,593
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      BB&T Corp                                                          2,880  $    71,820
      Chase Manhattan                                                    9,131      453,697
      Comerica Inc                                                       1,103       56,253
      Fifth Third Bancorp                                                3,499      144,552
      First Union                                                        7,222      186,418
      Firstar Corp                                                       7,191      142,022
      FleetBoston Financial                                              6,678      239,156
      Huntington Bancshares                                              1,841       28,881
      KeyCorp                                                            3,388       59,502
      Mellon Financial                                                   3,634      136,956
      Morgan (JP) & Co                                                   1,217      162,470
      National City                                                      4,480       79,520
      Northern Trust                                                     1,600      119,800
      Old Kent Financial                                                 1,050       28,219
      PNC Financial Services Group                                       2,300      117,013
      Regions Financial                                                  1,700       33,894
      SouthTrust Corp                                                    1,300       32,013
      State Street                                                       1,106      111,015
      Summit Bancorp                                                     1,200       29,475
      SunTrust Banks                                                     2,238      107,144
      Synovus Financial                                                  2,086       37,548
      Union Planters                                                     1,000       28,688
      US Bancorp                                                         5,583      107,124
      Wachovia Corp                                                      1,534       84,370
      Wells Fargo & Co                                                  11,966      494,345
=============================================================================================
                                                                                  4,249,464
2.11  BEVERAGES
      Anheuser-Busch Cos                                                 3,522      283,521
      Brown-Forman Corp Class B Shrs                                       500       25,000
      Coca-Cola Co                                                      18,324    1,123,490
      Coca-Cola Enterprises                                              3,300       63,319
      Coors (Adolph) Co Class B Shrs                                       200       12,600
      PepsiCo Inc                                                       10,696      490,011
=============================================================================================
                                                                                  1,997,941
0.69  BIOTECHNOLOGY--HEALTH CARE
      Amgen Inc(a)                                                       7,648      496,642
      Biogen Inc(a)                                                      1,100       58,300
      MedImmune Inc(a)                                                   1,600       95,200
=============================================================================================
                                                                                    650,142
0.20  BROADCASTING
      Clear Channel Communications(a)                                    2,528      192,602
=============================================================================================
0.28  BUILDING MATERIALS
      Armstrong Holdings                                                   300        4,800
      Crane Co                                                             450        9,900
      Lowe's Cos                                                         2,830      119,391
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      Masco Corp                                                         3,416  $    67,466
      Owens Corning                                                        400        2,200
      Sherwin-Williams Co                                                1,324       27,556
      Vulcan Materials                                                     700       29,969
=============================================================================================
                                                                                    261,282
0.24  CABLE
      Comcast Corp Class A Shrs(a)                                       6,598      224,435
=============================================================================================
0.90  CHEMICALS
      Air Products & Chemicals                                           1,744       58,206
      Dow Chemical                                                       4,947      142,226
      du Pont (EI) de Nemours                                            8,622      390,684
      Eastman Chemical                                                     511       23,953
      Englehard Corp                                                       820       14,811
      Grace (WR) & Co(a)                                                   520        5,135
      Great Lakes Chemical                                                 400       11,750
      Hercules Inc                                                         713       10,650
      PPG Industries                                                     1,217       49,517
      Praxair Inc                                                        1,122       44,389
      Rohm & Haas                                                        1,576       40,976
      Sigma-Aldrich Corp                                                   714       19,457
      Union Carbide                                                        917       41,093
=============================================================================================
                                                                                    852,847
4.83  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      ADC Telecommunications(a)                                          5,400      226,462
      Advanced Micro Devices(a)                                          1,020       73,376
      Andrew Corp(a)                                                       513       14,460
      Comverse Technology(a)                                             1,200      105,300
      JDS Uniphase(a)                                                    6,900      815,062
      Lucent Technologies                                               24,099    1,054,331
      Nortel Networks                                                   21,888    1,627,920
      QUALCOMM Inc(a)                                                    5,500      357,156
      Scientific-Atlanta Inc                                             1,222       94,094
      Tellabs Inc(a)                                                     3,138      203,970
=============================================================================================
                                                                                  4,572,131
10.77 COMPUTER RELATED
      Adaptec Inc(a)                                                       700       17,325
      American Power Conversion(a)                                       1,500       38,156
      Apple Computer(a)                                                  2,436      123,779
      Cabletron Systems(a)                                               1,422       37,150
      Cisco Systems(a)                                                  51,464    3,367,676
      Compaq Computer                                                   12,585      353,167
      Dell Computer(a)                                                  19,112      839,733
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      EMC Corp(a)                                                       16,104  $ 1,370,853
      Gateway Inc(a)                                                     2,700      149,006
      Hewlett-Packard Co                                                 7,383      806,131
      International Business Machines                                   13,076    1,470,233
      Lexmark International Class A Shrs(a)                                900       40,556
      NCR Corp(a)                                                          700       24,806
      Network Appliance(a)                                               2,300      198,231
      Novell Inc(a)                                                      2,549       24,534
      Seagate Technology(a)                                              1,534       77,755
      Sun Microsystems(a)                                               11,708    1,234,462
      Unisys Corp(a)                                                     2,325       22,814
=============================================================================================
                                                                                 10,196,367
5.56  COMPUTER--SOFTWARE & SERVICES
      Adobe Systems                                                        820       93,890
      Autodesk Inc                                                         400        8,650
      BMC Software(a)                                                    1,800       33,975
      Citrix Systems(a)                                                  1,400       21,350
      Computer Associates International                                  4,576      113,542
      Compuware Corp(a)                                                  2,800       22,400
      Mercury Interactive(a)                                               600       59,559
      Microsoft Corp(a)                                                 38,970    2,720,593
      Oracle Corp(a)                                                    21,032    1,581,344
      Parametric Technology(a)                                           2,136       21,360
      PeopleSoft Inc(a)                                                  1,947       42,469
      Sabre Holdings                                                       937       22,898
      Siebel Systems(a)                                                  1,600      232,000
      VERITAS Software(a)                                                2,900      295,619
=============================================================================================
                                                                                  5,269,649
0.23  CONGLOMERATES
      Fortune Brands                                                     1,124       25,290
      National Service Industries                                          300        6,131
      Unilever NV New York Registered Shrs                               4,253      188,195
=============================================================================================
                                                                                    219,616
0.86  CONSUMER FINANCE
      American Express                                                  10,215      579,063
      Countrywide Credit Industries                                        815       28,678
      Household International                                            3,552      158,286
      SLM Holding                                                        1,100       47,369
=============================================================================================
                                                                                    813,396
0.12  CONTAINERS
      Ball Corp                                                            200        6,937
      Bemis Inc                                                            400       13,750
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      Crown Cork & Seal                                                  1,018  $    14,188
      Owens-Illinois Inc(a)                                              1,020       13,579
      Pactiv Corp(a)                                                     1,324       12,247
      Sealed Air(a)                                                        519       26,145
      Temple-Inland Inc                                                    400       17,375
      Tupperware Corp                                                      400        7,775
=============================================================================================
                                                                                    111,996
0.02  DISTRIBUTION
      SUPERVALU Inc                                                      1,100       19,456
=============================================================================================
1.76  ELECTRIC UTILITIES
      AES Corp(a)                                                        3,200      171,000
      Ameren Corp                                                          914       33,075
      American Electric Power                                            2,503       82,130
      CINergy Corp                                                       1,122       29,172
      CMS Energy                                                           800       20,450
      Consolidated Edison                                                1,654       50,137
      Constellation Energy Group                                         1,021       34,012
      CP&L Energy                                                        1,121       37,483
      Dominion Resources                                                 2,067       93,919
      DTE Energy                                                         1,020       32,002
      Duke Energy                                                        2,836      174,946
      Edison International                                               2,653       52,231
      Entergy Corp                                                       1,834       49,747
      FirstEnergy Corp                                                   1,732       44,166
      Florida Progress                                                     700       34,300
      FPL Group                                                          1,419       68,467
      GPU Inc                                                              817       21,650
      New Century Energies                                                 800       27,350
      Niagara Mohawk Holdings(a)                                         1,320       17,573
      Northern States Power                                              1,200       26,475
      PECO Energy                                                        1,431       61,086
      PG&E Corp                                                          2,961       76,616
      Pinnacle West Capital                                                600       23,738
      PPL Corp                                                           1,023       27,621
      Public Service Enterprise Group                                    1,632       54,876
      Reliant Energy                                                     2,240       75,040
      Southern Co                                                        4,796      117,202
      TXU Corp                                                           2,062       64,438
      Unicom Corp                                                        1,630       66,932
=============================================================================================
                                                                                  1,667,834
4.78  ELECTRICAL EQUIPMENT
      Agilent Technologies(a)                                            3,559      145,029
      Emerson Electric                                                   3,291      200,957
      General Electric                                                  73,247    3,767,643
      Grainger (WW) Inc                                                    626       19,875
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      Molex Inc                                                          1,375  $    64,689
      Rockwell International                                             1,337       46,879
      Sanmina Corp(a)                                                    1,000       92,875
      Solectron Corp(a)                                                  4,400      177,375
      Thomas & Betts                                                       400        7,800
=============================================================================================
                                                                                  4,523,122
0.04  ELECTRONICS
      PerkinElmer Inc                                                      300       19,181
      Tektronix Inc                                                        300       18,450
      Teledyne Technologies(a)                                              95        1,894
=============================================================================================
                                                                                     39,525
6.58  ELECTRONICS--SEMICONDUCTOR
      Altera Corp(a)                                                     1,500      147,281
      Analog Devices(a)                                                  2,700      180,562
      Broadcom Corp Class A Shrs(a)                                      1,700      381,225
      Conexant Systems(a)                                                1,700       54,400
      Intel Corp                                                        49,496    3,303,858
      Linear Technology                                                  2,300      127,075
      LSI Logic(a)                                                       2,240       75,880
      Maxim Integrated Products(a)                                       2,200      145,337
      Micron Technology(a)                                               4,260      347,190
      Motorola Inc                                                      15,908      525,958
      National Semiconductor(a)                                          1,323       47,876
      Texas Instruments                                                 12,124      711,527
      Xilinx Inc(a)                                                      2,400      180,150
=============================================================================================
                                                                                  6,228,319
0.02  ENGINEERING & CONSTRUCTION
      Fluor Corp                                                           512       15,264
      McDermott International                                              400        2,975
=============================================================================================
                                                                                     18,239
2.43  ENTERTAINMENT
      Disney (Walt) Co                                                  15,429      596,909
      Seagram Co Ltd                                                     3,350      187,809
      Time Warner                                                       10,036      769,636
      Viacom Inc Class B Shrs(a)                                        11,306      749,729
=============================================================================================
                                                                                  2,304,083
0.68  EQUIPMENT--SEMICONDUCTOR
      Applied Materials(a)                                               6,302      478,164
      KLA-Tencor Corp(a)                                                 1,424       75,828
      Novellus Systems(a)                                                  200       10,788
      Teradyne Inc(a)                                                    1,200       76,050
=============================================================================================
                                                                                    640,830
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
3.28  FINANCIAL
      Associates First Capital Class A Shrs                              5,432  $   142,250
      Capital One Financial                                              1,500       87,937
      CIT Group Class A Shrs                                             2,000       37,000
      Citigroup Inc                                                     24,979    1,762,581
      Fannie Mae                                                         7,497      373,913
      Franklin Resources                                                 1,900       68,162
      Freddie Mac                                                        5,156      203,340
      MBIA Inc                                                             712       39,649
      MBNA Corp                                                          5,943      198,348
      Providian Financial                                                1,119      114,068
      Stilwell Financial(a)                                              1,800       79,313
=============================================================================================
                                                                                  3,106,561
1.18  FOODS
      Archer-Daniels-Midland Co                                          4,418       41,419
      Bestfoods Inc                                                      2,088      145,377
      Campbell Soup                                                      3,300       87,450
      ConAgra Inc                                                        3,766       76,968
      General Mills                                                      2,208       75,900
      Heinz (HJ) Co                                                      2,741      109,469
      Hershey Foods                                                        994       45,972
      Kellogg Co                                                         3,070       79,628
      Nabisco Group Holdings                                             2,500       66,250
      Quaker Oats                                                          919       61,803
      Ralston Purina Group                                               2,410       48,652
      Sara Lee                                                           6,430      118,553
      Sysco Corp                                                         2,524       99,383
      Wrigley (William) Jr Co                                              776       58,976
=============================================================================================
                                                                                  1,115,800
0.10  FOOTWEAR
      NIKE Inc Class B Shrs                                              2,091       91,481
      Reebok International Ltd(a)                                          400        6,750
=============================================================================================
                                                                                     98,231
0.02  GAMING
      Harrah's Entertainment(a)                                            914       22,907
=============================================================================================
0.12  GOLD & PRECIOUS METALS MINING
      Barrick Gold                                                       3,052       48,641
      Freeport-McMoRan Copper & Gold Class B Shrs(a)                     1,127       10,143
      Homestake Mining                                                   1,920       10,440
      Newmont Mining                                                     1,322       23,466
      Placer Dome                                                        2,433       20,681
=============================================================================================
                                                                                    113,371
0.03  HARDWARE & TOOLS
      Snap-on Inc                                                          400       12,075
      Stanley Works                                                        612       16,027
=============================================================================================
                                                                                     28,102
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
8.36  HEALTH CARE DRUGS -- PHARMACEUTICALS
      Abbott Laboratories                                               11,504  $   478,854
      Allergan Inc                                                       1,000       66,937
      ALZA Corp(a)                                                         692       44,807
      American Home Products                                             9,654      512,265
      Bristol-Myers Squibb                                              14,606      724,823
      Johnson & Johnson                                                 10,283      956,962
      Lilly (Eli) & Co                                                   8,528      885,846
      Longs Drug Stores                                                    300        6,075
      Merck & Co                                                        16,974    1,216,824
      Pfizer Inc                                                        46,598    2,009,539
      Pharmacia Corp                                                     9,369      512,953
      Schering-Plough Corp                                              10,862      469,103
      Watson Pharmaceuticals(a)                                            600       33,150
=============================================================================================
                                                                                  7,918,138
1.80  HEALTH CARE RELATED
      Bard (CR) Inc                                                        300       15,019
      Bausch & Lomb                                                        400       24,875
      Baxter International                                               2,184      169,806
      Becton Dickinson & Co                                              1,934       48,833
      Biomet Inc                                                           916       40,991
      Boston Scientific(a)                                               3,156       52,271
      Cardinal Health                                                    2,019      148,396
      Guidant Corp(a)                                                    2,294      129,324
      HCA - Healthcare Corp                                              4,090      139,060
      HEALTHSOUTH Corp(a)                                                2,855       16,952
      Humana Inc(a)                                                      1,323        9,674
      Mallinckrodt Inc                                                     410       18,757
      Manor Care(a)                                                        700        6,912
      McKesson HBOC                                                      2,086       50,716
      Medtronic Inc                                                      8,816      450,167
      PE Corp-PE Biosystems Group                                        1,600      139,500
      Quintiles Transnational(a)                                           800       12,550
      St Jude Medical(a)                                                   613       25,286
      Tenet Healthcare                                                   2,300       70,006
      UnitedHealth Group                                                 1,224      100,139
      Wellpoint Health Networks(a)                                         400       34,875
=============================================================================================
                                                                                  1,704,109
0.02  HOMEBUILDING
      Centex Corp                                                          400        9,575
      Kaufman & Broad Home                                                 300        5,869
      Pulte Corp                                                           300        6,881
=============================================================================================
                                                                                     22,325
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
0.07  HOUSEHOLD FURNITURE & APPLIANCES
      Leggett & Platt                                                    1,500  $    26,250
      Maytag Corp                                                          613       20,765
      Whirlpool Corp                                                       500       21,594
=============================================================================================
                                                                                     68,609
1.00  HOUSEHOLD PRODUCTS
      Black & Decker                                                       613       22,796
      Clorox Co                                                          1,836       75,850
      Colgate-Palmolive Co                                               4,288      238,788
      Newell Rubbermaid                                                  2,053       55,303
      Procter & Gamble                                                   9,682      550,664
=============================================================================================
                                                                                    943,401
2.97  INSURANCE
      Aetna Inc                                                            998       55,389
      AFLAC Inc                                                          2,000      103,875
      Allstate Corp                                                      5,464      150,601
      American General                                                   1,860      124,039
      American International Group                                      17,055    1,495,510
      Aon Corp                                                           1,915       68,940
      Chubb Corp                                                         1,359      100,566
      CIGNA Corp                                                         1,347      134,532
      Cincinnati Financial                                               1,145       43,224
      Conseco Inc                                                        2,441       19,223
      Hartford Financial Services Group                                  1,756      112,823
      Jefferson-Pilot Corp                                                 715       43,615
      Lincoln National                                                   1,534       66,921
      Loews Corp                                                           776       48,694
      MGIC Investment                                                      775       44,030
      Progressive Corp                                                     519       34,903
      SAFECO Corp                                                          920       21,218
      St Paul Cos                                                        1,732       76,966
      Torchmark Corp                                                       920       22,885
      UnumProvident Corp                                                 1,830       42,090
=============================================================================================
                                                                                  2,810,044
0.25  INSURANCE BROKERS
      Marsh & McLennan                                                   1,968      240,096
=============================================================================================
1.84  INVESTMENT BANK/BROKER FIRM
      Bear Stearns                                                         850       45,794
      Lehman Brothers Holdings                                             800       89,900
      Merrill Lynch & Co                                                 2,819      364,356
      Morgan Stanley Dean Witter & Co                                    8,378      764,493
      Paine Webber Group                                                 1,000       69,250
      Price (T Rowe) Associates                                            800       32,700
      Schwab (Charles) Corp                                             10,383      375,086
=============================================================================================
                                                                                  1,741,579
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
0.06  IRON & STEEL
      Allegheny Technologies                                               662  $    13,695
      Bethlehem Steel(a)                                                   916        4,236
      Nucor Corp                                                           612       23,103
      USX-US Steel Group                                                   612       10,978
      Worthington Industries                                               614        6,485
=============================================================================================
                                                                                     58,497
0.11  LEISURE TIME
      Brunswick Corp                                                       614       11,551
      Carnival Corp                                                      4,800       89,700
=============================================================================================
                                                                                    101,251
0.11  LODGING--HOTELS
      Hilton Hotels                                                      2,735       28,034
      Marriott International Class A Shrs                                1,868       74,720
=============================================================================================
                                                                                    102,754
0.37  MACHINERY
      Briggs & Stratton                                                    200        7,037
      Caterpillar Inc                                                    2,644       90,061
      Cooper Industries                                                    617       19,783
      Danaher Corp                                                       1,000       50,937
      Deere & Co                                                         1,766       68,101
      Dover Corp                                                         1,446       66,245
      Ingersoll-Rand Co                                                  1,123       44,078
      Timken Co                                                            400        7,125
=============================================================================================
                                                                                    353,367
1.88  MANUFACTURING
      Corning Inc                                                        2,135      499,457
      Eaton Corp                                                           511       34,652
      FMC Corp(a)                                                          200       12,050
      Illinois Tool Works                                                2,187      125,206
      ITT Industries                                                       617       20,284
      Millipore Corp                                                       300       18,863
      Minnesota Mining & Manufacturing                                   3,068      276,312
      Pall Corp                                                            818       16,974
      Parker-Hannifin Corp                                                 716       25,463
      Textron Inc                                                        1,008       57,519
      Thermo Electron(a)                                                 1,321       27,411
      Tyco International Ltd                                            12,366      661,581
=============================================================================================
                                                                                  1,775,772
0.11  METALS MINING
      Alcan Aluminium Ltd                                                1,732       56,831
      Inco Ltd(a)                                                        1,523       22,369
      Phelps Dodge                                                         579       23,558
=============================================================================================
                                                                                    102,758
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
0.85  NATURAL GAS
      Coastal Corp                                                       1,630  $    94,132
      Columbia Energy Group                                                550       37,537
      Eastern Enterprises                                                  200       12,525
      El Paso Energy                                                     1,612       77,980
      Enron Corp                                                         5,418      398,900
      NICOR Inc                                                            300       10,406
      ONEOK Inc                                                            200        5,338
      Peoples Energy                                                       200        6,338
      Sempra Energy                                                      1,518       28,463
      Williams Cos                                                       3,310      138,193
=============================================================================================
                                                                                    809,812
0.27  OFFICE EQUIPMENT & SUPPLIES
      Avery Dennison                                                       814       44,159
      Office Depot(a)                                                    2,500       15,625
      Pitney Bowes                                                       1,990       68,904
      Staples Inc(a)                                                     3,900       53,869
      Xerox Corp                                                         4,928       73,304
=============================================================================================
                                                                                    255,861
5.18  OIL & GAS RELATED
      Amerada Hess                                                         613       37,086
      Anadarko Petroleum                                                 1,780       85,106
      Apache Corp                                                          913       45,422
      Ashland Inc                                                          500       16,469
      Baker Hughes                                                       2,394       82,892
      Burlington Resources                                               1,825       59,541
      Chevron Corp                                                       4,831      381,649
      Conoco Inc Class B Shrs                                            4,595      105,972
      Exxon Mobil                                                       25,735    2,058,800
      Halliburton Co                                                     3,396      156,641
      Kerr-McGee Corp                                                      716       39,290
      Occidental Petroleum                                               2,847       57,652
      Phillips Petroleum                                                 1,873       95,172
      Rowan Cos(a)                                                         612       15,453
      Royal Dutch Petroleum New York Registry 1.25 Gldr Shrs            15,908      926,641
      Schlumberger Ltd                                                   4,225      312,386
      Sunoco Inc                                                           600       14,625
      Texaco Inc                                                         4,077      201,557
      Tosco Corp                                                         1,000       26,500
      Transocean Sedco Forex                                             1,440       71,280
      Unocal Corp                                                        1,862       56,326
      USX-Marathon Group                                                 2,289       55,651
=============================================================================================
                                                                                  4,902,111
0.63  PAPER & FOREST PRODUCTS
      Boise Cascade                                                        400       11,050
      Fort James                                                         1,537       46,975
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      Georgia-Pacific Corp                                               1,326  $    32,901
      International Paper                                                3,192      108,528
      Kimberly-Clark Corp                                                4,276      245,603
      Louisiana-Pacific Corp                                               715        6,927
      Mead Corp                                                            715       18,143
      Potlatch Corp                                                        200        6,875
      Westvaco Corp                                                        714       19,590
      Weyerhaeuser Co                                                    1,731       79,085
      Willamette Industries                                                716       21,704
=============================================================================================
                                                                                    597,381
0.35  PERSONAL CARE
      Alberto-Culver Co Class B Shrs                                       400       12,150
      Avon Products                                                      1,774       70,406
      Gillette Co                                                        7,736      225,794
      International Flavors & Fragrances                                   715       19,126
=============================================================================================
                                                                                    327,476
0.14  PHOTOGRAPHY & IMAGING
      Eastman Kodak                                                      2,313      126,926
      Polaroid Corp                                                        300        5,438
=============================================================================================
                                                                                    132,364
0.10  POLLUTION CONTROL
      Allied Waste Industries(a)                                         1,500       13,969
      Waste Management                                                   4,553       85,084
=============================================================================================
                                                                                     99,053
0.50  PUBLISHING
      American Greetings Class A Shrs                                      410        6,970
      Donnelley (RR) & Sons                                              1,020       22,695
      Dow Jones & Co                                                       613       40,420
      Gannett Co                                                         2,086      112,383
      Harcourt General                                                     510       28,146
      Knight-Ridder Inc                                                    512       26,688
      McGraw-Hill Cos                                                    1,528       90,820
      Meredith Corp                                                        400       12,725
      New York Times Class A Shrs                                        1,226       50,496
      Tribune Co                                                         2,434       79,105
=============================================================================================
                                                                                    470,448
0.28  RAILROADS
      Burlington Northern Santa Fe                                       3,509       85,751
      CSX Corp                                                           1,643       40,767
      Norfolk Southern                                                   2,953       55,000
      Union Pacific                                                      1,862       80,415
=============================================================================================
                                                                                    261,933
0.44  RESTAURANTS
      Darden Restaurants                                                   921       15,024
      McDonald's Corp                                                    9,904      311,976
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      Starbucks Corp(a)                                                  1,400  $    52,500
      Tricon Global Restaurants(a)                                       1,021       24,695
      Wendy's International                                                818       13,855
=============================================================================================
                                                                                    418,050
5.20  RETAIL
      Albertson's Inc                                                    3,266       98,592
      Bed Bath & Beyond(a)                                               1,100       40,494
      Best Buy(a)                                                        1,600      116,400
      Circuit City Stores-Circuit City Group                             1,528       35,048
      Consolidated Stores(a)                                               729        8,702
      Costco Wholesale(a)                                                3,380      110,061
      CVS Corp                                                           3,026      119,338
      Dillard's Inc Class A Shrs                                           715        9,787
      Dollar General                                                     2,397       44,045
      Federated Department Stores(a)                                     1,638       39,414
      Gap Inc                                                            6,294      225,404
      Great Atlantic & Pacific Tea                                         300        4,312
      Home Depot                                                        17,090      884,407
      Kmart Corp                                                         3,768       26,376
      Kohl's Corp(a)                                                     2,600      147,550
      Kroger Co(a)                                                       6,134      126,897
      Limited Inc                                                        3,358       68,629
      May Department Stores                                              2,428       57,665
      Nordstrom Inc                                                      1,000       17,500
      Penney (J C) Co                                                    1,864       30,057
      RadioShack Corp                                                    1,528       86,141
      Safeway Inc(a)                                                     3,900      175,744
      Sears Roebuck & Co                                                 2,957       88,340
      Target Corp                                                        6,772      196,388
      Tiffany & Co                                                       1,200       41,100
      TJX Cos                                                            2,346       39,296
      Toys "R" Us(a)                                                     1,840       30,360
      Wal-Mart Stores                                                   32,960    1,810,740
      Walgreen Co                                                        7,446      232,222
      Water Pik Technologies(a)                                             33          237
      Winn-Dixie Stores                                                  1,021       14,613
=============================================================================================
                                                                                  4,925,859
0.23  SAVINGS & LOAN
      Charter One Financial                                              1,600       34,500
      Golden West Financial                                              1,245       57,270
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      Washington Mutual                                                  4,061  $   130,460
=============================================================================================
                                                                                    222,230
3.10  SERVICES
      America Online(a)                                                 17,000      906,312
      Automatic Data Processing                                          4,884      242,063
      Block (H&R) Inc                                                      615       19,680
      Cendant Corp(a)                                                    5,319       68,150
      Ceridian Corp(a)                                                   1,022       23,250
      Computer Sciences(a)                                               1,302       81,375
      Convergys Corp(a)                                                  1,200       54,075
      Deluxe Corp                                                          511       10,986
      Dun & Bradstreet                                                   1,124       33,228
      Ecolab Inc                                                         1,000       35,812
      Electronic Data Systems                                            3,400      146,200
      Equifax Inc                                                        1,021       24,121
      First Data                                                         3,260      150,164
      IMS Health                                                         2,312       41,761
      Interpublic Group                                                  2,136       85,573
      Omnicom Group                                                      1,343      114,155
      Palm Inc(a)                                                        4,227      164,853
      Paychex Inc                                                        2,700      123,525
      Ryder System                                                         500       10,438
      Sapient Corp(a)                                                      500       56,875
      Yahoo! Inc(a)                                                      4,000      514,750
      Young & Rubicam                                                      500       28,250
=============================================================================================
                                                                                  2,935,596
0.73  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Nextel Communications Class A Shrs(a)                              5,400      302,063
      Sprint Corp-PCS Group Series 1 Shrs(a)                             7,082      391,281
=============================================================================================
                                                                                    693,344
1.97  TELECOMMUNICATIONS--LONG DISTANCE
      AT&T Corp                                                         27,809      860,341
      Global Crossing Ltd(a)                                             6,497      157,958
      Qwest Communications International(a)                             13,237      621,312
      Sprint Corp                                                        6,464      230,280
=============================================================================================
                                                                                  1,869,891
3.80  TELEPHONE
      ALLTEL Corp                                                        2,670      164,539
      BellSouth Corp                                                    13,902      553,473
      CenturyTel Inc                                                     1,100       32,244
      SBC Communications                                                25,172    1,071,383
      Verizon Communications                                            20,115      945,405
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      WorldCom Inc(a)                                                   21,177  $   827,227
=============================================================================================
                                                                                  3,594,271
0.04  TEXTILE--APPAREL MANUFACTURING
      Liz Claiborne                                                        400       15,600
      Russell Corp                                                         200        3,938
      VF Corp                                                              817       17,974
=============================================================================================
                                                                                     37,512
0.00  TEXTILE--HOME FURNISHINGS
      Springs Industries Class A Shrs                                      100        3,225
=============================================================================================
0.47  TOBACCO
      Philip Morris                                                     16,892      426,523
      UST Inc                                                            1,226       17,777
=============================================================================================
                                                                                    444,300
0.05  TOYS
      Hasbro Inc                                                         1,477       16,801
      Mattel Inc                                                         3,191       35,300
=============================================================================================
                                                                                     52,101
0.08  TRUCKS & PARTS
      Delphi Automotive Systems                                          4,130       61,176
      Visteon Corp                                                       1,142       15,988
=============================================================================================
                                                                                     77,164
      TOTAL COMMON STOCKS (Cost $80,651,787)                                     93,091,785
=============================================================================================
1.70  SHORT-TERM INVESTMENTS
0.32  US GOVERNMENT OBLIGATIONS
      US Treasury Bills, 5/31/2001(b) (Amortized Cost $304,350)    $   320,000      304,350
=============================================================================================
1.38  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated 7/31/2000
        due 8/1/2000 at 6.410%, repurchased at $1,305,232
        (Collateralized by US Treasury Bonds, due 11/15/2016
        at 7.500%, value $1,333,213) (Cost $1,305,000)             $ 1,305,000    1,305,000
=============================================================================================
        TOTAL SHORT-TERM INVESTMENTS (Amortized Cost $1,609,350)                  1,609,350
=============================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $82,261,137)
        (Cost for Income Tax Purposes $83,713,309)                             $ 94,701,135
=============================================================================================

SMALL COMPANY GROWTH FUND
86.66 COMMON STOCKS
0.91  AEROSPACE & DEFENSE
      Titan Corp(a)                                                    451,400 $ 13,400,938
=============================================================================================
1.12  AIRLINES
      Atlas Air(a)                                                     371,600   16,489,750
=============================================================================================

                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
1.45  BANKS
      City National                                                    584,180  $21,432,104
=============================================================================================
4.51  BIOTECHNOLOGY--HEALTH CARE
      Celgene Corp(a)                                                  281,700   14,630,794
      Cephalon Inc(a)                                                  206,000    8,304,375
      Emisphere Technologies(a)                                        197,200    5,250,450
      Medarex Inc(a)                                                    90,800    6,617,050
      MGI Pharma(a)                                                    450,300   12,383,250
      NPS Pharmaceuticals(a)                                           267,350    7,552,638
      Protein Design Labs(a)                                            47,300    5,732,169
      Trimeris Inc(a)                                                  105,300    6,015,263
=============================================================================================
                                                                                 66,485,989
2.68  BROADCASTING
      Citadel Communications(a)                                        415,500   12,439,031
      Emmis Communications Class A Shrs(a)                             336,400   12,131,425
      Pegasus Communications(a)                                        354,800   14,990,300
=============================================================================================
                                                                                 39,560,756
7.90  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      Com21 Inc(a)                                                     192,500    3,368,750
      Digital Lightwave(a)                                              85,300    7,458,419
      Digital Microwave(a)                                             537,600   14,616,000
      Gilat Satellite Networks Ltd(a)                                   72,000    5,760,000
      Natural MicroSystems(a)                                           81,200    9,048,725
      NICE Systems Ltd Sponsored ADR Representing Ord Shrs(a)          143,000   10,474,750
      Polycom Inc(a)                                                   207,300   19,664,348
      REMEC Inc(a)                                                     783,225   20,045,680
      Tekelec(a)                                                       401,800   15,770,650
      Tollgrade Communications(a)                                       38,400    4,031,400
      ViaSat Inc(a)                                                    126,400    6,256,800
=============================================================================================
                                                                                116,495,522
1.47  COMPUTER RELATED
      CacheFlow Inc(a)                                                 185,100   12,586,800
      C-COR.net Corp(a)                                                342,200    9,046,912
=============================================================================================
                                                                                 21,633,712
13.39 COMPUTER SOFTWARE & SERVICES
      Agile Software(a)                                                165,000    9,126,562
      Alteon Websystems(a)                                              84,800   11,188,300
      AppNet Inc(a)                                                    196,400    6,505,750
      Art Technology Group(a)                                           64,100    5,576,700
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      Blue Martini Software(a)                                          34,700  $ 2,062,481
      Business Objects SA Sponsored ADR Representing Ord Shrs(a)       191,000   18,049,500
      DSET Corp(a)                                                     338,200    9,934,625
      IONA Technologies PLC Sponsored ADR Representing Ord Shrs(a)     369,700   25,971,425
      JDA Software Group(a)                                            418,900    6,807,125
      Macromedia Inc(a)                                                 96,700    7,397,550
      Mercury Interactive(a)                                            97,200    9,648,619
      NetIQ Corp(a)                                                    234,962   11,336,917
      New Era of Networks(a)                                            97,200    2,430,000
      Numerical Technologies(a)                                        113,400    5,287,275
      OTG Software(a)                                                  202,600    6,761,775
      Packeteer Inc(a)                                                 380,200   14,637,700
      Peregrine Systems(a)                                             503,200   12,548,550
      Precise Software Solutions Ltd(a)                                307,400    6,455,400
      Selectica Inc(a)                                                  97,000    5,019,750
      SmartForce PLC Sponsored ADR Representing Ord Shrs(a)            295,000   13,053,750
      Tumbleweed Communications(a)                                     168,500    7,582,500
=============================================================================================
                                                                                197,382,254
2.75  ELECTRONICS
      Alpha Industries(a)                                              286,000    9,741,875
      Anaren Microwave(a)                                               81,250    5,895,703
      Benchmark Electronics(a)                                         212,400    8,734,950
      Manufacturers' Services Ltd(a)                                   456,200   10,606,650
      SMTC Corp(a)                                                     307,400    5,552,413
=============================================================================================
                                                                                 40,531,591
9.41  ELECTRONICS--SEMICONDUCTOR
      Aeroflex Inc(a)                                                  590,375   16,899,484
      Cree Inc(a)                                                       47,300    5,318,294
      Elantec Semiconductor(a)                                         130,500    9,502,031
      Exar Corp(a)                                                     148,530   13,785,441
      Oak Technology(a)                                                488,500   11,235,500
      OmniVision Technologies(a)                                       157,300    3,578,575
      Plexus Corp(a)                                                    77,000    8,686,563
      Semtech Corp(a)                                                  285,000   22,853,438
      Silicon Image(a)                                                 163,700    8,676,100
      TelCom Semiconductor(a)                                          325,900    7,373,488
      TranSwitch Corp(a)                                               193,250   15,435,844
      Virata Corp(a)                                                    97,800    6,259,200
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      Zoran Corp(a)                                                    208,000  $ 9,178,000
=============================================================================================
                                                                                138,781,958
2.82  EQUIPMENT--SEMICONDUCTOR
      Advanced Energy Industries(a)                                    117,900    5,305,500
      American Xtal Technology(a)                                      344,200   12,262,125
      Brooks Automation(a)                                             144,100    7,150,962
      Cymer Inc(a)                                                     134,300    6,093,863
      Integrated Silicon Solution(a)                                   280,800    5,896,800
      LTX Corp(a)                                                      222,000    4,884,000
=============================================================================================
                                                                                 41,593,250
1.36  GAMING
      Harrah's Entertainment(a)                                        798,800   20,019,925
=============================================================================================
3.29  HEALTH CARE DRUGS--PHARMACEUTICALS
      Accredo Health(a)                                                285,850    9,433,050
      Alkermes Inc(a)                                                  224,900    7,449,812
      DUSA Pharmaceuticals(a)                                          366,030   10,203,086
      Inhale Therapeutic Systems(a)                                    108,300    8,792,606
      Jones Pharma                                                     387,700   12,672,944
=============================================================================================
                                                                                 48,551,498
6.23  HEALTH CARE RELATED
      ArthroCare Corp(a)                                               371,300   13,482,831
      Invitrogen Corp(a)                                               180,100   11,301,275
      Molecular Devices(a)                                             196,300   15,409,550
      Noven Phamaceuticals(a)                                          565,800   16,054,575
      ORATEC Interventions(a)                                          220,500    7,607,250
      Professional Detailing(a)                                        277,200   10,256,400
      Province Healthcare(a)                                           381,800   16,369,675
      Rita Medical Systems(a)                                          103,800    1,291,013
=============================================================================================
                                                                                 91,772,569
2.02  INVESTMENT BANK/BROKER FIRM
      Affiliated Managers Group(a)                                     275,000   13,045,312
      Dain Rauscher                                                    247,300   16,770,031
=============================================================================================
                                                                                 29,815,343
0.90  LEISURE TIME
      Intrawest Corp                                                   318,800    6,515,475
      Steiner Leisure Ltd(a)                                           345,000    6,684,375
=============================================================================================
                                                                                 13,199,850
0.75  MACHINERY
      Applied Power Class A Shrs                                       278,200   11,006,287
=============================================================================================
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
6.21  OIL & GAS RELATED
      Atwood Oceanics(a)                                               347,800 $ 14,607,600
      Dril-Quip Inc(a)                                                 198,200    7,915,612
      Evergreen Resources(a)                                           349,600    9,570,300
      Louis Dreyfus Natural Gas(a)                                     649,500   16,887,000
      Newfield Exploration(a)                                          240,600    8,195,438
      Precision Drilling(a)                                            438,000   14,946,750
      Stolt Offshore SA(a)                                             963,400   13,126,325
      Unit Corp(a)                                                     508,000    6,350,000
=============================================================================================
                                                                                 91,599,025
0.52  PERSONAL CARE
      Playtex Products(a)                                              633,600    7,682,400
=============================================================================================
1.07  POLLUTION CONTROL
      Tetra Tech(a)                                                    630,000   15,789,375
=============================================================================================
2.95  RETAIL
      California Amplifier(a)                                          225,500    7,483,781
      Callaway Golf                                                    768,400    9,653,025
      Cost Plus(a)                                                     412,500   13,741,406
      Insight Enterprises(a)                                           273,600   12,654,000
=============================================================================================
                                                                                 43,532,212
4.85  SERVICES
      Corporate Executive Board(a)                                     102,600    6,566,400
      Internet Security Systems(a)                                     176,000   13,002,000
      IntraNet Solutions(a)                                            514,070   19,406,142
      Jack Henry & Associates                                          311,440   13,975,870
      ProsoftTraining.com(a)                                           400,400    6,106,100
      Proxicom Inc(a)                                                  301,900   12,472,244
=============================================================================================
                                                                                 71,528,756
3.08  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      BreezeCom Ltd(a)                                                 287,000   10,116,750
      Leap Wireless International(a)                                   219,400   13,904,475
      Pinnacle Holdings(a)                                             380,500   21,379,344
=============================================================================================
                                                                                 45,400,569
1.13  TELECOMMUNICATIONS--LONG DISTANCE
      Dycom Industries(a)                                              389,475   16,650,056
=============================================================================================
2.90  TELEPHONE
      CTC Communications Group(a)                                      429,650   11,144,047
      Inet Technologies(a)                                             156,600    7,360,200
      International FiberCom(a)                                        901,100   17,458,812

                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      Westell Technologies Class A Shrs(a)                             278,900 $  6,711,031
=============================================================================================
                                                                                 42,674,090
0.99  TEXTILE--HOME FURNISHINGS
      Linens 'n Things(a)                                              486,600   14,567,587
=============================================================================================
      TOTAL COMMON STOCKS (Cost $1,095,383,348)                               1,277,577,366
=============================================================================================
13.34 SHORT-TERM INVESTMENTS
7.80  COMMERCIAL PAPER
7.80  CONSUMER FINANCE
      American Express Credit, 6.500%, 8/3/2000                      $40,000,000 40,000,000
      General Motors Acceptance, 6.650%, 8/1/2000                    $30,000,000 30,000,000
      Household Finance, 6.420%, 8/1/2000                            $45,000,000 45,000,000
=============================================================================================
        TOTAL COMMERCIAL PAPER (Cost $115,000,000)                              115,000,000
=============================================================================================
5.54  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market Reserve Fund
        6.440% (Cost $81,743,436)                                   81,743,436   81,743,436
=============================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Cost $196,743,436)                          196,743,436
=============================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $1,292,126,784)
        (Cost for Income Tax Purposes $1,303,123,293)                       $ 1,474,320,802
=============================================================================================

VALUE EQUITY FUND
98.93 COMMON STOCKS
1.56  AEROSPACE & DEFENSE
      Honeywell International                                           35,200 $  1,183,600
      United Technologies                                               45,800    2,673,575
=============================================================================================
                                                                                  3,857,175
0.87  ALUMINUM
      Alcoa Inc                                                         71,500    2,162,875
=============================================================================================
0.34  AUTO PARTS
      Johnson Controls                                                  16,200      841,387
=============================================================================================
1.80  AUTOMOBILES
      Ford Motor                                                        95,900    4,465,344
=============================================================================================
7.91  BANKS
      Bank of America                                                   77,664    3,679,332
      Chase Manhattan                                                   65,000    3,229,687
      FleetBoston Financial                                            123,700    4,430,006
      PNC Financial Services Group                                      68,900    3,505,288
      State Street                                                      21,100    2,117,913
      Wells Fargo & Co                                                  63,800    2,635,738
=============================================================================================
                                                                                 19,597,964
1.08  BEVERAGES
      Anheuser-Busch Cos                                                33,200    2,672,600
=============================================================================================

                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
1.49  BUILDING MATERIALS
      Lowe's Cos                                                        62,800  $ 2,649,375
      Sherwin-Williams Co                                               50,600    1,053,113
=============================================================================================
                                                                                  3,702,488
0.67  CABLE
      Comcast Corp Class A Shrs(a)                                      49,100    1,670,167
=============================================================================================
2.19  CHEMICALS
      Dow Chemical                                                      66,100    1,900,375
      du Pont (E I) de Nemours                                          43,900    1,989,219
      Praxair Inc                                                       38,600    1,527,113
=============================================================================================
                                                                                  5,416,707
3.67  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      ADC Telecommunications(a)                                        136,800    5,737,050
      Lucent Technologies                                               43,700    1,911,875
      Tellabs Inc(a)                                                    22,300    1,449,500
=============================================================================================
                                                                                  9,098,425
2.50  COMPUTER RELATED
      Hewlett-Packard Co                                                25,100    2,740,606
      International Business Machines                                   16,700    1,877,706
      Sun Microsystems(a)                                               15,000    1,581,563
=============================================================================================
                                                                                  6,199,875
3.73  COMPUTER--SOFTWARE & SERVICES
      Cadence Design Systems(a)                                         45,100      941,462
      Computer Associates International                                 82,425    2,045,170
      Compuware Corp(a)                                                 86,000      688,000
      Microsoft Corp(a)                                                 58,300    4,070,069
      Oracle Corp(a)                                                    19,900    1,496,231
=============================================================================================
                                                                                  9,240,932
1.09  CONSUMER FINANCE
      Household International                                           60,400    2,691,575
=============================================================================================
0.57  DISTRIBUTION
      SUPERVALU Inc                                                     80,400    1,422,075
=============================================================================================
1.94  ELECTRIC UTILITIES
      DTE Energy                                                        39,100    1,226,762
      GPU Inc                                                           37,000      980,500
      Reliant Energy                                                    32,800    1,098,800
      Southern Co                                                       61,100    1,493,131
=============================================================================================
                                                                                  4,799,193
4.07  ELECTRICAL EQUIPMENT
      Emerson Electric                                                  36,600    2,234,887
      General Electric                                                 152,400    7,839,075
=============================================================================================
                                                                                 10,073,962
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
5.50  ELECTRONICS--SEMICONDUCTOR
      Integrated Device Technology(a)                                   17,800  $   943,400
      Intel Corp                                                       127,600    8,517,300
      Texas Instruments                                                 71,000    4,166,813
=============================================================================================
                                                                                 13,627,513
0.79  EQUIPMENT--SEMICONDUCTOR
      Applied Materials(a)                                               8,900      675,287
      Teradyne Inc(a)                                                   20,200    1,280,175
=============================================================================================
                                                                                  1,955,462
6.13  FINANCIAL
      Associates First Capital Class A Shrs                             65,400    1,712,662
      Citigroup Inc                                                    113,900    8,037,069
      Fannie Mae                                                        64,700    3,226,912
      Freddie Mac                                                       56,100    2,212,444
=============================================================================================
                                                                                 15,189,087
1.27  FOODS
      Heinz (HJ) Co                                                     32,800    1,309,950
      Sysco Corp                                                        46,400    1,827,000
=============================================================================================
                                                                                  3,136,950
9.40  HEALTH CARE DRUGS--PHARMACEUTICALS
      Abbott Laboratories                                               56,300    2,343,487
      American Home Products                                            34,300    1,820,044
      Bristol-Myers Squibb                                              69,700    3,458,862
      Johnson & Johnson                                                 53,900    5,016,069
      Merck & Co                                                        51,200    3,670,400
      Pfizer Inc                                                       103,275    4,453,734
      Schering-Plough Corp                                              58,400    2,522,150
=============================================================================================
                                                                                 23,284,746
1.11  HEALTH CARE RELATED
      Biomet Inc                                                        39,200    1,754,200
      UnitedHealth Group                                                12,100      989,931
=============================================================================================
                                                                                  2,744,131
0.46  HOUSEHOLD FURNITURE & APPLIANCES
      Whirlpool Corp                                                    26,400    1,140,150
=============================================================================================
0.70  HOUSEHOLD PRODUCTS
      Procter & Gamble                                                  30,700    1,746,063
=============================================================================================
4.96  INSURANCE
      American General                                                  53,200    3,547,775
      American International Group                                      59,822    5,245,598
      MGIC Investment                                                   61,300    3,482,606
=============================================================================================
                                                                                 12,275,979
1.95  INSURANCE BROKERS
      Marsh & McLennan                                                  39,500    4,819,000
=============================================================================================
                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
2.22  INVESTMENT BANK/BROKER FIRM
      Morgan Stanley Dean Witter & Co                                   60,200  $ 5,493,250
=============================================================================================
0.49  IRON & STEEL
      Nucor Corp                                                        32,100    1,211,775
=============================================================================================
3.86  MANUFACTURING
      Illinois Tool Works                                               54,515    3,120,984
      Minnesota Mining & Manufacturing                                  26,600    2,395,663
      Textron Inc                                                       37,400    2,134,138
      Tyco International Ltd                                            35,800    1,915,300
=============================================================================================
                                                                                  9,566,085
0.33  OFFICE EQUIPMENT & SUPPLIES
      Office Depot(a)                                                  132,600      828,750
=============================================================================================
8.88  OIL & GAS RELATED
      BP Amoco PLC Sponsored ADR Representing 6 Ord Shrs                52,220    2,731,759
      Chevron Corp                                                      45,200    3,570,800
      Diamond Offshore Drilling                                         27,500    1,032,969
      ENSCO International                                               31,100    1,049,625
      Exxon Mobil                                                       88,390    7,071,200
      Royal Dutch Petroleum New York Registry 1.25 Gldr Shrs            69,166    4,028,920
      Texaco Inc                                                        29,100    1,438,631
      Transocean Sedco Forex                                            21,700    1,074,150
=============================================================================================
                                                                                 21,998,054
1.57  PAPER & FOREST PRODUCTS
      International Paper                                               74,300    2,526,200
      Kimberly-Clark Corp                                               23,800    1,367,012
=============================================================================================
                                                                                  3,893,212
0.45  PHOTOGRAPHY & IMAGING
      Eastman Kodak                                                     20,500    1,124,937
=============================================================================================
0.39  PUBLISHING
      Gannett Co                                                        17,800      958,975
=============================================================================================
0.65  RAILROADS
      Union Pacific                                                     37,000    1,597,938
=============================================================================================
0.71  RESTAURANTS
      McDonald's Corp                                                   55,900    1,760,850
=============================================================================================
1.63  RETAIL
      Albertson's Inc                                                   69,100    2,085,956
      Target Corp                                                       67,200    1,948,800
=============================================================================================
                                                                                  4,034,756
1.23  SERVICES
      First Data                                                        66,300    3,053,944
=============================================================================================
2.41  TELECOMMUNICATIONS--LONG DISTANCE
      AT&T Corp                                                        100,053    3,095,390
      Qwest Communications International(a)                             18,503      868,485

                                                                     SHARES OR
                                                                     PRINCIPAL
%     DESCRIPTION                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
      Sprint Corp                                                       56,000  $ 1,995,000
=============================================================================================
                                                                                  5,958,875
5.12  TELEPHONE
      ALLTEL Corp                                                       17,200    1,059,950
      SBC Communications                                                84,702    3,605,129
      Verizon Communications                                            45,600    2,143,200
      WorldCom Inc(a)                                                  150,150    5,865,234
=============================================================================================
                                                                                 12,673,513
0.43  TEXTILE--APPAREL MANUFACTURING
      Liz Claiborne                                                     27,100    1,056,900
=============================================================================================
0.74  TOBACCO
      Philip Morris                                                     72,600    1,833,150
=============================================================================================
0.07  TRUCKS & PARTS
      Visteon Corp                                                      12,844      179,816
=============================================================================================
      TOTAL COMMON STOCKS (Cost $195,956,358)                                   245,056,605
=============================================================================================
1.07  SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated 7/31/2000
        due 8/1/2000 at 6.410%, repurchased at $2,643,471
        (Collateralized by US Treasury Bills, Discount Notes
        due 10/5/2000, value $2,699,770) (Cost $2,643,000)           $ 2,643,000  2,643,000
=============================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $198,599,358)
        (Cost for Income Tax Purposes $200,251,812)                           $ 247,699,605
=============================================================================================

(a)   Security is non-income producing.
(b)   Security has been designated as collateral for futures contracts.


FUTURE CONTRACTS

Open at July 31, 2000
--------------------------------------------------------------------------------
                                     NUMBER OF         FACE           MARKET
                          POSITION   CONTRACTS       AMOUNT            VALUE
--------------------------------------------------------------------------------
S&P 500 INDEX FUND
S&P 500 Index
  (Expires September 2000)    Long           5      $ 1,250     $  1,798,625
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO STOCK FUNDS, INC.
JULY 31, 2000
                                                                     BLUE CHIP
                                                                        GROWTH        DYNAMICS
                                                                          FUND            FUND
------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                    $1,616,069,189  $5,688,224,060
================================================================================================
  At Value(a)                                                   $2,058,280,285  $7,936,444,514
Cash                                                                   917,097         543,124
Receivables:
  Investment Securities Sold                                        81,813,871     119,998,341
  Fund Shares Sold                                                  12,319,179      66,528,392
  Dividends and Interest                                                 6,232         538,189
Prepaid Expenses and Other Assets                                      122,576         252,799
================================================================================================
TOTAL ASSETS                                                     2,153,459,240   8,124,305,359
================================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                  128,789,570     163,368,930
  Fund Shares Repurchased                                           12,238,872      65,914,898
Accrued Distribution Expenses
  Investor Class                                                       420,816       1,639,628
  Class C                                                                2,740           3,710
Accrued Expenses and Other Payables                                    114,784         121,266
================================================================================================
TOTAL LIABILITIES                                                  141,566,782     231,048,432
================================================================================================
NET ASSETS AT VALUE                                             $2,011,892,458  $7,893,256,927
================================================================================================
NET ASSETS
Paid-in Capital(b)                                              $1,307,104,257  $5,817,083,645
Accumulated Undistributed Net Investment Loss                         (74,966)       (116,436)
Accumulated Undistributed Net Realized Gain (Loss) on
  Investment Securities and Foreign Currency Transactions          262,652,071   (171,930,736)
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                    442,211,096   2,248,220,454
================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding           $2,011,892,458  $7,893,256,927
================================================================================================
NET ASSETS AT VALUE:
  Institutional Class                                           $           --  $   22,989,452
================================================================================================
  Investor Class                                                $2,008,679,569  $7,865,488,619
================================================================================================
  Class C                                                       $    3,212,889  $    4,778,856
================================================================================================
Shares Outstanding
  Institutional Class                                                       --         824,897
  Investor Class                                                   237,210,173     282,306,959
  Class C                                                              380,821         172,029
NET ASSET VALUE, Offering and Redemption Price per Share
  Institutional Class                                           $           --  $        27.87
  Investor Class                                                $         8.47  $        27.86
  Class C                                                       $         8.44  $        27.78
================================================================================================

(a)Investment securities at cost and value at July 31, 2000 include repurchase agreements of $35,000,000 and $55,327,000 for Blue Chip Growth and Dynamics Funds, respectively.

(b)The Fund has four billion authorized shares of common stock, par value $0.01 per share. Of such shares, 1.1 billion have been allocated Blue Chip Growth Fund and 1.1 billion to Dynamics Fund: 700 million to Blue Chip Growth Fund - Investor Class, 400 million to Blue Chip Growth Fund - Class C, 100 million to Dynamics Fund - Institutional Class, 700 million to Dynamics Fund - Investor Class, and 300 million to Dynamics Fund - Class C.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

INVESCO STOCK FUNDS, INC.
JULY 31, 2000
                                                                                       INVESCO
                                                                      GROWTH &        ENDEAVOR
                                                                   INCOME FUND            FUND
------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $ 172,988,390  $  293,155,236
================================================================================================
  At Value(a)                                                    $ 202,636,122  $  393,381,848
Cash                                                                       973         268,250
Receivables:
  Investment Securities Sold                                        12,811,533      11,809,181
  Fund Shares Sold                                                     435,700       4,236,722
  Dividends and Interest                                                 3,405             712
Prepaid Expenses and Other Assets                                       38,882           9,580
================================================================================================
TOTAL ASSETS                                                       215,926,615     409,706,293
================================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                   13,349,193      14,790,766
  Fund Shares Repurchased                                              560,964       1,679,785
Accrued Distribution Expenses
  Investor Class                                                        38,417          82,054
  Class C                                                                1,091           2,041
Accrued Expenses and Other Payables                                      5,814           4,737
================================================================================================
TOTAL LIABILITIES                                                   13,955,479      16,559,383
================================================================================================
NET ASSETS AT VALUE                                             $  201,971,136  $  393,146,910
================================================================================================
NET ASSETS
Paid-in Capital(b)                                              $  165,260,238  $  304,592,201
Accumulated Undistributed Net Investment Loss                          (1,863)         (2,224)
Accumulated Undistributed Net Realized Gain (Loss) on
  Investment Securities and Foreign Currency Transactions            7,065,029    (11,669,679)
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                     29,647,732     100,226,612
================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding           $  201,971,136  $  393,146,910
================================================================================================
NET ASSETS AT VALUE:
  Investor Class                                                $  200,583,616  $  390,637,836
================================================================================================
  Class C                                                       $    1,387,520  $    2,509,074
================================================================================================
Shares Outstanding
  Investor Class                                                    10,596,189      16,064,155
  Class C                                                               73,530         103,403
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                                $        18.93  $        24.32
  Class C                                                       $        18.87  $        24.27
================================================================================================

(a)Investment securities at cost and value at July 31, 2000 include repurchase agreements of $4,118,000 and $4,000,000 for Growth & Income and INVESCO Endeavor Funds, respectively.

(b)The Fund has four billion authorized shares of common stock, par value $0.01 per share. Of such shares, 200 million have been allocated Growth & Income Fund and 200 million to INVESCO Endeavor Fund: 100 million to each Investor Class and 100 million to each Class C.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

INVESCO STOCK FUNDS, INC.
JULY 31, 2000
                                                                                         SMALL
                                                                       S&P 500         COMPANY
                                                                    INDEX FUND     GROWTH FUND
------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                    $   82,261,137  $1,292,126,784
================================================================================================
  At Value(a)                                                   $   94,701,135  $1,474,320,802
Cash                                                                   490,244       1,945,853
Receivables:
  Investment Securities Sold                                            36,576       9,127,540
  Fund Shares Sold                                                     261,840      29,328,527
  Dividends and Interest                                                62,510          52,986
  Variation Margin on Futures Contracts                                  8,276              --
Prepaid Expenses and Other Assets                                       29,970          68,790
================================================================================================
TOTAL ASSETS                                                        95,590,551   1,514,844,498
================================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                                          2,418               0
  Investment Securities Purchased                                       15,333      34,759,089
  Fund Shares Repurchased                                              126,481      25,934,015
  Borrowings on Line of Credit                                               0      11,400,000
Accrued Distribution Expenses
  Investor Class                                                        18,945         307,279
  Class C                                                                   --           1,765
Accrued Expenses and Other Payables                                     15,913          70,556
================================================================================================
TOTAL LIABILITIES                                                      179,090      72,472,704
================================================================================================
NET ASSETS AT VALUE                                             $   95,411,461  $1,442,371,794
================================================================================================
NET ASSETS
Paid-in Capital(b)                                              $   83,115,930  $1,193,030,228
Accumulated Undistributed Net Investment Income (Loss)                   3,821        (29,833)
Accumulated Undistributed Net Realized Gain (Loss) on
  Investment Securities, Foreign Currency Transactions
  and Futures Contracts                                               (87,418)      67,177,381
Net Appreciation of Investment Securities and Futures Contracts     12,379,128     182,194,018
================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding           $   95,411,461  $1,442,371,794
================================================================================================
NET ASSETS AT VALUE:
  Institutional Class                                           $    2,627,198  $           --
================================================================================================
  Investor Class                                                $   92,784,263  $1,440,445,295
================================================================================================
  Class C                                                       $           --  $    1,926,499
================================================================================================
Shares Outstanding
  Institutional Class                                                  174,337              --
  Investor Class                                                     6,042,259      77,861,692
  Class C                                                                   --         104,869
NET ASSET VALUE, Offering and Redemption Price per Share
  Institutional Class                                           $        15.07  $           --
  Investor Class                                                $        15.36  $        18.50
  Class C                                                       $           --  $        18.37
================================================================================================

(a)Investment securities at cost and value at July 31, 2000 includes a repurchase agreement of $1,305,000 for S&P 500 Index Fund.

(b)The Fund has four billion authorized shares of common stock, par value $0.01 per share. Of such shares, 200 million have been allocated to S&P 500 Index Fund and 200 million to Small Company Growth Fund: 100 million to Institutional Class and 100 million to Investor Class for S&P 500 Index Fund and 200 million to Investor Class and 200 million to Class C for Small Company Growth Fund.

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
JULY 31, 2000
                                                                         VALUE
                                                                        EQUITY
                                                                          FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                    $  198,599,358
================================================================================
  At Value(a)                                                   $  247,699,605
Cash                                                                   168,667
Receivables:
  Fund Shares Sold                                                   2,189,405
  Dividends and Interest                                               219,374
Prepaid Expenses and Other Assets                                       24,237
================================================================================
TOTAL ASSETS                                                       250,301,288
================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                                          1,264
  Investment Securities Purchased                                      893,793
  Fund Shares Repurchased                                              272,607
Accrued Distribution Expenses
  Investor Class                                                        51,382
  Class C                                                                  110
Accrued Expenses and Other Payables                                     42,260
================================================================================
TOTAL LIABILITIES                                                    1,261,416
================================================================================
NET ASSETS AT VALUE                                             $  249,039,872
================================================================================
NET ASSETS
Paid-in Capital(b)                                              $  160,327,459
Accumulated Undistributed (Distributions in Excess of)
  Net Investment Income                                                (9,849)
Accumulated Undistributed Net Realized Gain on
  Investment Securities and Foreign Currency Transactions           39,622,015
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                     49,100,247
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding           $  249,039,872
================================================================================
NET ASSETS AT VALUE:
  Investor Class                                                $  248,943,651
================================================================================
  Class C                                                       $       96,221
================================================================================
Shares Outstanding
  Investor Class                                                     9,899,326
  Class C                                                                3,865
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                                $        25.15
  Class C                                                       $        24.90
================================================================================

(a)Investment securities at cost and value at July 31, 2000 includes a repurchase agreement of $2,643,000 for Value Equity Fund.

(b)The Fund has four billion authorized shares of common stock, par value $0.01 per share. Of such shares, 200 million have been allocated to Value Equity
   Fund: 100 million to Investor Class and 100 million to Class C.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2000
                                                                     BLUE CHIP
                                                                        GROWTH        DYNAMICS
                                                                          FUND            FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                       $    5,172,269  $    7,642,216
Dividends from Affiliated Investment Companies                          91,703       6,618,198
Interest                                                               800,235      14,209,917
  Foreign Taxes Withheld                                              (39,733)       (111,109)
================================================================================================
  TOTAL INCOME                                                       6,024,474      28,359,222
================================================================================================
EXPENSES
Investment Advisory Fees                                             8,579,613      24,145,356
Distribution Expenses
  Investor Class                                                     4,028,235      13,080,218
  Class C                                                                6,788           9,345
Transfer Agent Fees                                                  2,206,336       5,669,384
Administrative Services Fees                                           735,388       2,366,838
Custodian Fees and Expenses                                            159,873         481,738
Directors' Fees and Expenses                                            66,893         148,214
Interest Expenses                                                       60,868          11,306
Professional Fees and Expenses                                          54,182         105,122
Registration Fees and Expenses
  Institutional Class                                                       --           8,841
  Investor Class                                                       173,185         279,976
Reports to Shareholders                                                320,957         427,694
Other Expenses                                                          38,964          98,230
================================================================================================
  TOTAL EXPENSES                                                    16,431,282      46,832,262
  Fees and Expenses Paid Indirectly                                  (159,766)       (482,540)
================================================================================================
     NET EXPENSES                                                   16,271,516      46,349,722
================================================================================================
NET INVESTMENT LOSS                                               (10,247,042)    (17,990,500)
================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                            303,937,104   (165,104,153)
  Foreign Currency Transactions                                              0       (553,135)
================================================================================================
     Total Net Realized Gain (Loss)                                303,937,104   (165,657,288)
================================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                            180,963,907   1,681,019,019
  Foreign Currency Transactions                                              0       (624,691)
================================================================================================
     Total Net Appreciation                                        180,963,907   1,680,394,328
================================================================================================
  NET GAIN ON INVESTMENT SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS                                   484,901,011   1,514,737,040
================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                      $  474,653,969  $1,496,746,540
================================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS (CONTINUED)

INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2000
                                                                                       INVESCO
                                                                      GROWTH &        ENDEAVOR
                                                                   INCOME FUND            FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                       $      640,609  $      336,663
Dividends from Affiliated Investment Companies                               0         303,152
Interest                                                               207,650         732,589
  Foreign Taxes Withheld                                               (3,914)         (9,832)
================================================================================================
  TOTAL INCOME                                                         844,345       1,362,572
================================================================================================
EXPENSES
Investment Advisory Fees                                             1,061,699       2,163,441
Distribution Expenses
  Investor Class                                                       353,179         719,853
  Class C                                                                2,884           5,174
Transfer Agent Fees                                                    366,161         761,743
Administrative Services Fees                                            73,702         139,807
Custodian Fees and Expenses                                             25,056          31,132
Directors' Fees and Expenses                                            12,708          15,676
Interest Expenses                                                        3,572               0
Professional Fees and Expenses                                          20,495          22,418
Registration Fees and Expenses - Investor Class                         74,428          91,191
Reports to Shareholders                                                 67,335         120,923
Other Expenses                                                           5,931           5,634
================================================================================================
  TOTAL EXPENSES                                                     2,067,150       4,076,992
  Fees and Expenses Absorbed by Investment Adviser                       (472)               0
  Fees and Expenses Paid Indirectly                                   (21,548)        (28,169)
================================================================================================
     NET EXPENSES                                                    2,045,130       4,048,823
================================================================================================
NET INVESTMENT LOSS                                                (1,200,785)     (2,686,251)
================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                             10,027,511     (7,486,137)
  Foreign Currency Transactions                                        (6,897)       (105,225)
================================================================================================
     Total Net Realized Gain (Loss)                                 10,020,614     (7,591,362)
================================================================================================
Change in Net Appreciation of:
  Investment Securities                                             22,640,688      90,078,370
  Foreign Currency Transactions                                              0          82,811
================================================================================================
     Total Net Appreciation                                         22,640,688      90,161,181
================================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                     32,661,302      82,569,819
================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                      $   31,460,517  $   79,883,568
================================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS (CONTINUED)

INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2000
                                                                                         SMALL
                                                                       S&P 500         COMPANY
                                                                    INDEX FUND     GROWTH FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                       $      990,869  $      426,301
Dividends from Affiliated Investment Companies                               0       1,743,494
Interest                                                               191,436       5,747,740
  Foreign Taxes Withheld                                               (4,926)         (5,061)
================================================================================================
  TOTAL INCOME                                                       1,177,379       7,912,474
================================================================================================
EXPENSES
Investment Advisory Fees                                               218,777       6,060,303
Distribution Expenses
  Investor Class                                                       206,582       2,304,143
  Class C                                                                   --           4,894
Transfer Agent Fees                                                    180,091       1,830,905
Administrative Services Fees                                            49,380         425,479
Custodian Fees and Expenses                                             28,765         119,157
Directors' Fees and Expenses                                            11,600          33,868
Interest Expenses                                                          927           9,539
Professional Fees and Expenses                                          22,997          36,681
Registration Fees and Expenses
  Institutional Class                                                   24,430              --
  Investor Class                                                        55,457         143,213
Reports to Shareholders                                                 36,930         226,049
Other Expenses                                                           2,903          17,737
================================================================================================
  TOTAL EXPENSES                                                       838,839      11,211,968
  Fees and Expenses Absorbed by Investment Adviser                   (301,173)         (1,326)
  Fees and Expenses Paid Indirectly                                   (24,167)       (108,164)
================================================================================================
     NET EXPENSES                                                      513,499      11,102,478
================================================================================================
NET INVESTMENT INCOME (LOSS)                                           663,880     (3,190,004)
================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities and Foreign Currency Transactions            (294,705)     107,611,353
  Futures Contracts                                                    189,222               0
================================================================================================
     Total Net Realized Gain (Loss)                                  (105,483)     107,611,353
================================================================================================
Change in Net Appreciation of:
  Investment Securities                                              5,432,078     124,587,735
  Futures Contracts                                                     27,474               0
================================================================================================
     Total Net Appreciation                                          5,459,552     124,587,735
================================================================================================
NET GAIN ON INVESTMENT SECURITIES, FOREIGN
  CURRENCY TRANSACTIONS AND FUTURES CONTRACTS                        5,354,069     232,199,088
================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                      $    6,017,949  $  229,009,084
================================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2000

                                                                         VALUE
                                                                        EQUITY
                                                                          FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                       $    4,837,701
Interest                                                               420,493
  Foreign Taxes Withheld                                              (27,939)
================================================================================
  TOTAL INCOME                                                       5,230,255
================================================================================
EXPENSES
Investment Advisory Fees                                             2,307,903
Distribution Expenses
  Investor Class                                                       769,246
  Class C                                                                  219
Transfer Agent Fees                                                    970,954
Administrative Services Fees                                           148,474
Custodian Fees and Expenses                                             47,388
Directors' Fees and Expenses                                            24,287
Interest Expenses                                                        7,465
Professional Fees and Expenses                                          24,934
Registration Fees and Expenses - Investor Class                         50,147
Reports to Shareholders                                                 72,885
Other Expenses                                                          14,920
================================================================================
  TOTAL EXPENSES                                                     4,438,822
  Fees and Expenses Absorbed by Investment Adviser                   (401,763)
  Fees and Expenses Paid Indirectly                                   (40,250)
================================================================================
     NET EXPENSES                                                    3,996,809
================================================================================
NET INVESTMENT INCOME                                                1,233,446
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions                                     65,029,722
Change in Net Depreciation of Investment Securities               (89,194,982)
================================================================================
NET LOSS ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                   (24,165,260)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                      $ (22,931,814)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

BLUE CHIP GROWTH FUND
                                                                     YEAR               PERIOD            YEAR
                                                                    ENDED                ENDED           ENDED
                                                                  JULY 31              JULY 31       AUGUST 31
----------------------------------------------------------------------------------------------------------------
                                                                     2000              1999(a)            1998
OPERATIONS
Net Investment Income (Loss)                                $(10,247,042)       $    (865,975)   $   2,968,238
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                           303,937,104          112,169,586     104,101,420
Change in Net Appreciation (Depreciation)
  of Investment Securities and Foreign
  Currency Transactions                                       180,963,907          233,360,777     (9,504,119)
================================================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                             474,653,969          344,664,388      97,565,539
================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income - Investor Class                                  0                    0     (2,912,112)
In Excess of Net Investment Income - Investor Class               (4,019)             (69,191)               0
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions -
  Investor Class                                            (139,727,224)         (84,849,471)   (187,061,864)
================================================================================================================
TOTAL DISTRIBUTIONS                                         (139,731,243)         (84,918,662)   (189,973,976)
================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                            1,469,859,387        1,033,836,692     547,827,536
  Class C                                                       3,481,690                   --              --
Reinvestment of Distributions - Investor Class                125,357,653           75,265,536     168,012,124
================================================================================================================
                                                            1,598,698,730        1,109,102,228     715,839,660
Amounts Paid for Repurchases of Shares
  Investor Class                                          (1,154,213,741)        (883,678,836)   (584,913,034)
  Class C                                                       (423,019)                   --              --
================================================================================================================
                                                          (1,154,636,760)        (883,678,836)   (584,913,034)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                444,061,970          225,423,392     130,926,626
================================================================================================================
TOTAL INCREASE IN NET ASSETS                                  778,984,696          485,169,118      38,518,189
NET ASSETS
Beginning of Period                                         1,232,907,762          747,738,644     709,220,455
================================================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in Excess of)
  Net Investment Income (Loss) of  ($74,966),
  ($49,145) and $34,771, respectively)                     $2,011,892,458       $1,232,907,762   $ 747,738,644
================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

BLUE CHIP GROWTH FUND (CONTINUED)
                                                                     YEAR               PERIOD            YEAR
                                                                    ENDED                ENDED           ENDED
                                                                  JULY 31              JULY 31       AUGUST 31
----------------------------------------------------------------------------------------------------------------
                                                                     2000              1999(a)            1998
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                              182,914,159          160,399,762      94,746,511
  Class C                                                         428,640                   --              --
Shares Issued from Reinvestment of
  Distributions - Investor Class                               16,912,133           12,459,923      34,540,804
================================================================================================================
                                                              200,254,932          172,859,685     129,287,315
Shares Repurchased
  Investor Class                                            (145,176,260)        (135,422,302)   (101,276,736)
  Class C                                                        (47,818)                   --              --
================================================================================================================
                                                            (145,224,078)        (135,422,302)   (101,276,736)
NET INCREASE IN FUND SHARES                                    55,030,854           37,437,383      28,010,579
================================================================================================================

(a) From September 1, 1998 to July 31, 1999, the Fund's current fiscal year end.

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

DYNAMICS FUND
                                                                     YEAR               PERIOD            YEAR
                                                                    ENDED                ENDED           ENDED
                                                                  JULY 31              JULY 31        APRIL 30
----------------------------------------------------------------------------------------------------------------
                                                                     2000              1999(a)            1999
OPERATIONS
Net Investment Loss                                        $ (17,990,500)     $    (1,807,295) $   (5,886,433)
Net Realized Gain (Loss) on
  Investment Securities and
  Foreign Currency Transactions                             (165,657,288)          110,302,210      57,512,828
Change in Net Appreciation
  of Investment Securities and
  Foreign Currency Transactions                             1,680,394,328           31,442,538     283,095,480
================================================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                           1,496,746,540          139,937,453     334,721,875
================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions - Investor Class                        0                    0   (115,015,920)
In Excess of Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions - Investor Class                             (165,105,675)                    0               0
================================================================================================================
                                                            (165,105,675)                    0   (115,015,920)
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                                          20,566,308                   --              --
  Investor Class                                            8,358,482,584          869,941,998   2,129,570,413
  Class C                                                       5,856,621                   --              --
Reinvestment of Distributions - Investor Class                162,373,943                    0     113,049,160
================================================================================================================
                                                            8,547,279,456          869,941,998   2,242,619,573
Amounts Paid for Repurchases of Shares
  Institutional Class                                           (546,207)                   --              --
  Investor Class                                          (4,455,499,358)        (582,718,812) (1,758,303,356)
  Class C                                                     (1,099,484)                   --              --
================================================================================================================
                                                          (4,457,145,049)        (582,718,812) (1,758,303,356)
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                   4,090,134,407          287,223,186     484,316,217
================================================================================================================
TOTAL INCREASE IN NET ASSETS                                5,421,775,272          427,160,639     704,022,172
NET ASSETS
Beginning of Period                                         2,471,481,655        2,044,321,016   1,340,298,844
================================================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($116,436), ($65,063) and
  ($61,368), respectively)                                 $7,893,256,927     $  2,471,481,655 $ 2,044,321,016
================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

DYNAMICS FUND (CONTINUED)
                                                                     YEAR               PERIOD            YEAR
                                                                    ENDED                ENDED           ENDED
                                                                  JULY 31              JULY 31        APRIL 30
----------------------------------------------------------------------------------------------------------------
                                                                     2000              1999(a)            1999
FUND SHARE TRANSACTIONS
Shares Sold
  Institutional Class                                             847,384                   --              --
  Investor Class                                              322,660,362           45,635,822     135,833,566
  Class C                                                         208,609                   --              --
Shares Issued from Reinvestment of
  Distributions - Investor Class                                7,219,834                    0       8,011,923
================================================================================================================
                                                              330,936,189           45,635,822     143,845,489
Shares Repurchased
  Institutional Class                                            (22,487)                   --              --
  Investor Class                                            (175,043,052)         (30,807,994)   (112,899,930)
  Class C                                                        (36,580)                   --              --
================================================================================================================
                                                            (175,102,119)         (30,807,994)   (112,899,930)
NET INCREASE IN FUND SHARES                                   155,834,070           14,827,828      30,945,559
================================================================================================================

(a) From May 1, 1999 to July 31, 1999, the Fund's current fiscal year end.

See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

GROWTH & INCOME FUND
                                                                     YEAR               PERIOD          PERIOD
                                                                    ENDED                ENDED           ENDED
                                                                  JULY 31              JULY 31        APRIL 30
----------------------------------------------------------------------------------------------------------------
                                                                     2000              1999(a)         1999(b)
OPERATIONS
Net Investment Loss                                          $(1,200,785)       $     (63,702) $      (70,576)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                            10,020,614            2,936,850       5,112,480
Change in Net Appreciation of Investment
  Securities and Foreign Currency Transactions                 22,640,688              107,107       6,899,937
================================================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                              31,460,517            2,980,255      11,941,841
================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions - Investor Class              (7,841,154)                    0     (1,833,046)
================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                              354,812,328           19,917,033     103,261,159
  Class C                                                       1,357,617                   --              --
Reinvestment of Distributions - Investor Class                  7,665,943                    0       1,763,814
================================================================================================================
                                                              363,835,888           19,917,033     105,024,973
Amounts Paid for Repurchases of Shares
  Investor Class                                            (246,758,360)         (15,575,219)    (61,389,946)
  Class C                                                        (41,646)                   --              --
================================================================================================================
                                                            (246,800,006)         (15,575,219)    (61,389,946)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                117,035,882            4,341,814      43,635,027
================================================================================================================
TOTAL INCREASE IN NET ASSETS                                  140,655,245            7,322,069      53,743,822
NET ASSETS
Initial Subscription - Investor Class                                  --                   --         250,000
Beginning of Period                                            61,315,891           53,993,822              --
================================================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($1,863), ($277) and
  ($186), respectively)                                    $  201,971,136       $   61,315,891 $    53,993,822
================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

GROWTH & INCOME FUND (CONTINUED)
                                                                     YEAR               PERIOD          PERIOD
                                                                    ENDED                ENDED           ENDED
                                                                  JULY 31              JULY 31        APRIL 30
----------------------------------------------------------------------------------------------------------------
                                                                     2000              1999(a)         1999(b)
FUND SHARE TRANSACTIONS
Shares Sold
  Initial Subscription - Investor Class                                --                   --          25,000
  Investor Class                                               20,171,884            1,304,788       8,250,996
  Class C                                                          75,725                   --              --
Shares Issued from Reinvestment of
  Distributions - Investor Class                                  456,306                    0         137,476
================================================================================================================
                                                               20,703,915            1,304,788       8,413,472
Shares Repurchased
  Investor Class                                             (14,022,390)          (1,027,866)     (4,700,005)
  Class C                                                         (2,195)                   --              --
================================================================================================================
                                                             (14,024,585)          (1,027,866)     (4,700,005)
NET INCREASE IN FUND SHARES                                     6,679,330              276,922       3,713,467
================================================================================================================

(a) From May 1, 1999 to July 31, 1999,  the Fund's  current fiscal year end.

(b) From July 1, 1998, commencement of investment operations, to April 30, 1999.

See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

INVESCO ENDEAVOR FUND
                                                                     YEAR               PERIOD          PERIOD
                                                                    ENDED                ENDED           ENDED
                                                                  JULY 31              JULY 31        APRIL 30
----------------------------------------------------------------------------------------------------------------
                                                                     2000              1999(a)         1999(b)
OPERATIONS
Net Investment Loss                                        $  (2,686,251)       $    (191,562)   $   (154,763)
Net Realized Gain (Loss) on
  Investment Securities and
  Foreign Currency Transactions                               (7,591,362)            5,545,050       4,674,887
Change in Net Appreciation (Depreciation)
  of Investment Securities and
  Foreign Currency Transactions                                90,161,181          (5,309,394)      15,374,825
================================================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                              79,883,568               44,094      19,894,949
================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions - Investor Class              (2,282,250)                    0               0
In Excess of Net Realized Gain on Investment
  Securities and Foreign Currency Transactions -
  Investor Class                                             (11,001,899)                    0               0
================================================================================================================
TOTAL DISTRIBUTIONS                                          (13,284,149)                    0               0
================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                              622,930,591           82,344,436     154,292,260
  Class C                                                       3,408,788                   --              --
Reinvestment of Distributions
  Investor Class                                               12,934,514                    0               0
  Class C                                                               0                   --              --
================================================================================================================
                                                              639,273,893           82,344,436     154,292,260
Amounts Paid for Repurchases of Shares
  Investor Class                                            (421,375,220)         (45,448,995)   (101,594,814)
  Class C                                                       (883,112)                   --              --
================================================================================================================
                                                            (422,258,332)         (45,448,995)   (101,594,814)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                217,015,561           36,895,441      52,697,446
================================================================================================================
TOTAL INCREASE IN NET ASSETS                                  283,614,980           36,939,535      72,592,395
NET ASSETS
Beginning of Period                                           109,531,930           72,592,395               0
================================================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($2,224), $0 and ($154,763),
  respectively)                                            $  393,146,910       $  109,531,930   $  72,592,395
================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

INVESCO ENDEAVOR FUND (CONTINUED)
                                                                     YEAR               PERIOD          PERIOD
                                                                    ENDED                ENDED           ENDED
                                                                  JULY 31              JULY 31        APRIL 30
----------------------------------------------------------------------------------------------------------------
                                                                     2000              1999(a)         1999(b)
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                               27,203,082            4,829,435      11,384,455
  Class C                                                         139,950                   --              --
Shares Issued from Reinvestment of Distributions
  Investor Class                                                  627,280                    0               0
  Class C                                                               0                   --              --
================================================================================================================
                                                               27,970,312            4,829,435      11,384,455
Shares Repurchased
  Investor Class                                             (18,359,179)          (2,684,902)     (6,936,016)
  Class C                                                        (36,547)                   --              --
================================================================================================================
                                                             (18,395,726)          (2,684,902)     (6,936,016)
NET INCREASE IN FUND SHARES                                     9,574,586            2,144,533       4,448,439
================================================================================================================

(a) From May 1, 1999 to July 31, 1999,  the Fund's  current fiscal year end.

(b) From October 28, 1998, commencement of investment operations, to April 30, 1999.

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

S&P 500 INDEX FUND
                                                                        YEAR ENDED JULY 31
------------------------------------------------------------------------------------------------
                                                                     2000                 1999
OPERATIONS
Net Investment Income                                      $      663,880       $      471,534
Net Realized Gain (Loss) on Investment Securities,
  Foreign Currency Transactions and
  Futures Contracts                                             (105,483)              678,056
Change in Net Appreciation of Investment
  Securities and Futures Contracts                              5,459,552            6,211,781
================================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                               6,017,949            7,361,371
================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Institutional Class                                            (63,227)             (52,661)
  Investor Class                                                (599,411)            (418,861)
Net Realized Gain on Investment Securities, Foreign
  Currency Transactions and Futures Contracts
  Institutional Class                                            (31,852)             (11,013)
  Investor Class                                                (558,145)            (104,474)
In Excess of Net Realized Gain on Investment Securities,
  Foreign Currency Transactions and Futures Contracts
  Institutional Class                                             (4,709)                    0
  Investor Class                                                 (82,508)                    0
================================================================================================
TOTAL DISTRIBUTIONS                                           (1,339,852)            (587,009)
================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                                           3,565,762            1,376,114
  Investor Class                                               71,481,514           65,043,426
Reinvestment of Distributions
  Institutional Class                                              99,782               63,674
  Investor Class                                                1,219,372              514,657
================================================================================================
                                                               76,366,430           66,997,871
Amounts Paid for Repurchases of Shares
  Institutional Class                                         (5,801,785)            (764,087)
  Investor Class                                             (48,864,537)         (22,298,285)
================================================================================================
                                                             (54,666,322)         (23,062,372)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                 21,700,108           43,935,499
================================================================================================
TOTAL INCREASE IN NET ASSETS                                   26,378,205           50,709,861
NET ASSETS
Beginning of Period                                            69,033,256           18,323,395
================================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income
  of $3,821 and $2,317, respectively)                      $   95,411,461       $   69,033,256
================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

S&P 500 INDEX FUND (CONTINUED)
                                                                        YEAR ENDED JULY 31
------------------------------------------------------------------------------------------------
                                                                     2000                 1999
FUND SHARE TRANSACTIONS
Shares Sold
  Institutional Class                                             239,266              100,399
  Investor Class                                                4,700,345            4,876,896
Shares Issued from Reinvestment of Distributions
  Institutional Class                                               6,660                4,741
  Investor Class                                                   80,608               37,760
================================================================================================
                                                                5,026,879            5,019,796
Shares Repurchased
  Institutional Class                                           (382,698)             (65,360)
  Investor Class                                              (3,228,000)          (1,666,513)
================================================================================================
                                                              (3,610,698)          (1,731,873)
NET INCREASE IN FUND SHARES                                     1,416,181            3,287,923
================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

SMALL COMPANY GROWTH
                                                                     YEAR               PERIOD            YEAR
                                                                    ENDED                ENDED           ENDED
                                                                  JULY 31              JULY 31          MAY 31
----------------------------------------------------------------------------------------------------------------
                                                                     2000              1999(a)            1999
OPERATIONS
Net Investment Loss                                          $(3,190,004)       $    (493,356) $   (1,520,695)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                           107,611,353           25,477,829      22,301,174
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                           124,587,735           23,498,647      17,417,507
================================================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                             229,009,084           48,483,120      38,197,986
================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions - Investor Class             (76,689,962)                    0    (26,845,319)
================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                            2,358,963,640          206,787,274     606,918,472
  Class C                                                       2,873,282                   --              --
Reinvestment of Distributions - Investor Class                 74,488,780                    0      26,316,463
Net Assets Received from Acquisition
  of Small Company Value Fund (Note 3)                                 --           37,196,562              --
================================================================================================================
                                                            2,436,325,702          243,983,836     633,234,935
Amounts Paid for Repurchases of Shares
  Investor Class                                          (1,598,341,071)        (157,715,200)   (599,096,847)
  Class C                                                       (793,161)                   --              --
================================================================================================================
                                                          (1,599,134,232)        (157,715,200)   (599,096,847)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                837,191,470           86,268,636      34,138,088
================================================================================================================
TOTAL INCREASE IN NET ASSETS                                  989,510,592          134,751,756      45,490,755
NET ASSETS
Beginning of Period                                           452,861,202          318,109,446     272,618,691
================================================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($29,833), ($22,140) and
  ($21,512), respectively)                                 $1,442,371,794       $  452,861,202 $   318,109,446
================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

SMALL COMPANY GROWTH FUND (CONTINUED)
                                                                     YEAR               PERIOD            YEAR
                                                                    ENDED                ENDED           ENDED
                                                                  JULY 31              JULY 31          MAY 31
----------------------------------------------------------------------------------------------------------------
                                                                     2000              1999(a)            1999
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                              128,721,618           15,863,285      54,131,470
  Class C                                                         146,167                   --              --
Shares Issued from Reinvestment of
  Distributions - Investor Class                                4,853,343                    0       2,518,300
Shares Issued in Connection with Acquisition
  of Small Company Value Fund (Note 3)                                 --            3,019,096              --
================================================================================================================
                                                              133,721,128           18,882,381      56,649,770
Shares Repurchased
  Investor Class                                             (88,975,461)         (11,949,112)    (53,229,883)
  Class C                                                        (41,298)                   --              --
================================================================================================================
                                                             (89,016,759)         (11,949,112)    (53,229,883)
NET INCREASE IN FUND SHARES                                    44,704,369            6,933,269       3,419,887
================================================================================================================

(a) From June 1, 1999 to July 31, 1999, the Fund's current fiscal year end.

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

VALUE EQUITY FUND
                                                                     YEAR               PERIOD            YEAR
                                                                    ENDED                ENDED           ENDED
                                                                  JULY 31              JULY 31       AUGUST 31
----------------------------------------------------------------------------------------------------------------
                                                                     2000              1999(a)            1998
OPERATIONS
Net Investment Income                                      $    1,233,446       $    2,305,759 $     3,528,628
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                            65,029,722            3,750,608      39,716,148
Change in Net Appreciation (Depreciation)
  of Investment Securities and Foreign
  Currency Transactions                                      (89,194,982)           81,638,227    (45,560,535)
================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                            (22,931,814)           87,694,59 4    (2,315,759)
================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Investor Class                                              (1,226,513)          (2,294,923)     (3,546,111)
  Class C                                                           (441)                   --              --
In Excess of Net Investment Income
  Investor Class                                                 (11,609)              (5,812)        (11,054)
  Class C                                                             (4)                   --              --
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions - Investor Class             (29,107,020)         (31,654,557)    (26,588,368)
================================================================================================================
TOTAL DISTRIBUTIONS                                          (30,345,587)         (33,955,292)    (30,145,533)
================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                              336,188,880          275,439,791     451,339,743
  Class C                                                         194,144                   --              --
Reinvestment of Distributions
  Investor Class                                               29,536,646           33,721,744      28,948,214
  Class C                                                             444                   --              --
================================================================================================================
                                                              365,920,114          309,161,535     480,287,957
Amounts Paid for Repurchases of Shares
  Investor Class                                            (433,489,187)        (342,903,195)   (467,608,421)
  Class C                                                        (95,160)                   --              --
================================================================================================================
                                                            (433,584,347)        (342,903,195)   (467,608,421)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                               (67,664,233)         (33,741,660)      12,679,536
================================================================================================================
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                                                (120,941,634)           19,997,642    (19,781,756)
NET ASSETS
Beginning of Period                                           369,981,506          349,983,864     369,765,620
================================================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in Excess of)
  Net Investment Loss of ($9,849),
  ($6,492) and ($10,836), respectively)                    $  249,039,872       $  369,981,506 $   349,983,864
================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

VALUE EQUITY FUND (CONTINUED)
                                                                     YEAR               PERIOD            YEAR
                                                                    ENDED                ENDED           ENDED
                                                                  JULY 31              JULY 31       AUGUST 31
----------------------------------------------------------------------------------------------------------------
                                                                     2000              1999(a)            1998
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                               12,772,557            9,361,699      15,256,421
  Class C                                                           7,550                   --              --
Shares Issued from Reinvestment of Distributions
  Investor Class                                                1,129,257            1,186,215       1,058,632
  Class C                                                              18                   --              --
================================================================================================================
                                                               13,909,382           10,547,914      16,315,053
Shares Repurchased
  Investor Class                                             (16,499,517)         (11,678,504)    (15,751,418)
  Class C                                                         (3,703)                   --              --
================================================================================================================
                                                             (16,503,220)         (11,678,504)    (15,751,418)
NET INCREASE (DECREASE) IN
  FUND SHARES                                                 (2,593,838)          (1,130,590)         563,635
================================================================================================================

(a) From September 1, 1998 to July 31, 1999, the Fund's current fiscal year end.

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO Stock Funds, Inc.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Stock Funds, Inc. is incorporated in Maryland and presently consists of seven separate Funds:
Blue Chip Growth Fund, Dynamics Fund, Growth & Income Fund, INVESCO Endeavor Fund, S&P 500 Index Fund, Small Company Growth Fund and Value Equity Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds' are: to seek long-term capital growth for Blue Chip Growth and Small Company Growth Funds; to seek appreciation of capital for Dynamics, Growth & Income and INVESCO Endeavor Funds; to provide both price performance and income comparable to the Standard and Poor's 500 composite stock index for the S&P 500 Index Fund; and to achieve a high total return on investments through capital appreciation and current income for Value Equity Fund. INVESCO Stock Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective at the close of business on August 31, 2000, Small Company Growth Fund closed to new investors.

On May 20, 1999, shareholders of Small Company Growth Fund approved Agreements and Plans of Reorganization and Termination, in which Small Company Value Fund ("Target Fund") merged into Small Company Growth Fund ("Surviving Fund"). Shareholders of the Target Fund became shareholders of the Surviving Fund and received shares of the Surviving Fund equal in dollar value to the then current value of their shares in the Target Fund, effective at the close of business on June 4, 1999.

The S&P 500 Index Fund offers two classes of shares, referred to as Institutional Class shares and Investor Class shares (formerly Class I and Class II, respectively). Institutional Class shares are not subject to any distribution fees, while Investor Class shares are subject to an annual distribution fee to a maximum of 0.25% of the Fund's annual average net assets attributable to Investor Class shares. Effective February 15, 2000, Blue Chip Growth, Dynamics, Growth & Income, INVESCO Endeavor, Small Company Growth and Value Equity Funds began offering an additional class of shares, referred to as Class C shares. Investor Class and Class C shares are subject to an annual distribution fee to a maximum of 0.25% and 1.00%, respectively, of the Fund's annual average net assets attributable to each Class' shares. Effective May 23, 2000, Dynamics Fund began offering an additional class of shares, referred to as Institutional Class shares, which is not subject to any distribution fees. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. FUTURES CONTRACTS -- S&P 500 Index Fund may enter into futures contracts for non-speculative purposes. Upon entering into a contract, S&P 500 Index Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is effected. Pursuant to the contracts, S&P 500 Index Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by S&P 500 Index Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as unrealized gain or loss. When the contract is closed, S&P 500 Index Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. S&P 500 Index Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold.

C. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts fortrading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

E. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At July 31, Dynamics Fund and Small Company Growth Fund had $14,551,284 and $4,086,304 in net capital loss carryovers which expire in the years 2008 and 2007, respectively. Net capital loss carryovers utilized in 2000 by Small Company Growth Fund amounted to $1,805,669.

Dynamics and INVESCO Endeavor Funds incurred and elected to defer post-October 31 net capital losses of $120,944,837 and $9,067,277, respectively, and Dynamics and Value Equity Funds incurred and elected to defer post-October 31 net foreign currency losses of $2,107 and $28, respectively, to the year ended July 31, 2001. To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended July 31, 2000, 69.51% and 100.00% for S&P 500 Index Fund and Value Equity Fund, respectively, qualified for the dividends received deduction available to the Fund's corporate shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions,
nontaxable   dividends,   net   operating   losses  and  expired   capital  loss
carryforwards.

For the year ended July 31, 2000, the effects of such differences were as follows:

                                                   ACCUMULATED
                              ACCUMULATED        UNDISTRIBUTED
                            UNDISTRIBUTED         NET REALIZED
                                      NET         GAIN/LOSS ON
                               INVESTMENT           INVESTMENT       PAID-IN
FUND                               INCOME           SECURITIES       CAPITAL
--------------------------------------------------------------------------------
Blue Chip Growth Fund         $10,225,240        $(10,228,889)         3,649
Dynamics Fund                  17,939,127              (2,252)  (17,936,875)
Growth & Income Fund            1,199,199          (1,196,714)       (2,485)
INVESCO Endeavor Fund           2,684,027            (667,780)   (2,016,247)
S&P 500 Index Fund                    262                (201)          (61)
Small Company Growth Fund       3,182,311          (9,303,751)     6,121,440
Value Equity Fund                   1,764                2,837       (4,601)

Net investment income (loss), net realized gains and net assets were not affected.

G. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

H. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Blue Chip Growth and Dynamics Funds are reduced by credits earned from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                           AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------
                                              $700          $2          $4          $6
                     $0 TO     $350 TO     MILLION     BILLION     BILLION     BILLION    OVER
                      $350        $700       TO $2       TO $4       TO $6       TO $8      $8
FUND               MILLION     MILLION     BILLION     BILLION     BILLION     BILLION BILLION
------------------------------------------------------------------------------------------------
Blue Chip Growth
  Fund               0.60%       0.55%       0.50%       0.45%       0.40%      0.375%   0.35%
Dynamics Fund        0.60%       0.55%       0.50%       0.45%       0.40%      0.375%   0.35%
Small Company
  Growth Fund        0.75%       0.65%       0.55%       0.45%       0.40%      0.375%   0.35%

                                           AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------
                                  $500          $1          $2          $4          $6
                     $0 TO     MILLION     BILLION     BILLION     BILLION     BILLION    OVER
                      $500       TO $1       TO $2       TO $4       TO $6       TO $8      $8
FUND               MILLION     BILLION     BILLION     BILLION     BILLION     BILLION BILLION
------------------------------------------------------------------------------------------------
Growth & Income
  Fund               0.75%       0.65%       0.55%       0.45%       0.40%      0.375%   0.35%
INVESCO Endeavor
  Fund               0.75%       0.65%       0.55%       0.45%       0.40%      0.375%   0.35%
Value Equity Fund    0.75%       0.65%       0.50%       0.45%       0.40%      0.375%   0.35%

S&P 500 Index Fund's investment advisory fee is based on the annual rate of 0.25% of average net assets.

A Sub-Advisory Agreement between IFG and World Asset Management ("World"), unaffiliated with any IFG entity, provides that investment decisions of S&P 500 Index Fund are made by World. A separate Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, provides that investment decisions of Value Equity Fund are made by ICM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act (the "Plan") provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement pursuant to Rule 12b-1 of the Act provides for financing the distribution and shareholder servicing of Class C shares of 1.00% per annum of average daily net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class and Class C shares in any fiscal year can not be recovered in subsequent years. For the year/period ended July 31, 2000, amounts paid to the distributor were as follows:

                                                           INVESTOR      CLASS
FUND                                                          CLASS          C
--------------------------------------------------------------------------------
Blue Chip Growth Fund                                 $   3,884,705  $   4,048
Dynamics Fund                                            11,964,996      5,635
Growth & Income Fund                                        327,702      1,793
INVESCO Endeavor Fund                                       661,647      3,133
S&P 500 Index Fund                                          201,498         --
Small Company Growth Fund                                 2,097,852      3,128
Value Equity Fund                                           800,902        108

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actualnumber of accounts in existence during each month. Prior to June 1, 2000, each Class paid an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by Growth & Income, S&P 500 Index, Small Company Growth and Value Equity Funds for the year ended July 31, 2000.

A 1% redemption fee is retained by S&P 500 Index Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by S&P 500 Index Fund. Total redemption fees received by S&P 500 Index Fund for the year ended July 31, 2000 were $73,589.

NOTE 3 -- ACQUISITION OF INVESCO DIVERSIFIED FUNDS, INC. -- SMALL COMPANY VALUE FUND ("TARGET FUND"). On June 4, 1999, Small Company Growth Fund acquired all the net assets of the Target Fund pursuant to an Agreement and Plan of Reorganization and Termination approved by the Target Fund shareholders on May 20, 1999. The acquisition was accomplished by a tax-free exchange of 3,019,096 shares of Small Company Growth Fund (valued at $37,196,562) for 3,719,526 shares of the Target Fund outstanding on June 4, 1999. The Target Fund's net assets at that date ($37,196,562) which included $3,216,394 of unrealized appreciation, were combined with those of Small Company Growth Fund. The aggregate net assets of Small Company Growth Fund and the Target Fund immediately before the acquisition were $341,636,283 and $37,196,562, respectively. The net assets of Small Company Growth Fund after the acquisition were $378,832,845.

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended July 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                               PURCHASES           SALES
--------------------------------------------------------------------------------
Blue Chip Growth Fund                       $  3,001,208,095  $  2,692,416,522
Dynamics Fund                                  7,356,630,566     3,614,475,847
Growth & Income Fund                             348,265,497       242,451,890
INVESCO Endeavor Fund                            420,749,477       217,957,875
S&P 500 Index Fund                                35,080,615        10,532,096
Small Company Growth Fund                      2,157,109,948     1,495,294,819
Value Equity Fund                                200,743,880       295,835,155

There were no purchases or sales of U.S. Government securities.

NOTE 5 -- APPRECIATION AND DEPRECIATION. At July 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                                     GROSS              GROSS               NET
FUND                          APPRECIATION       DEPRECIATION      APPRECIATION
--------------------------------------------------------------------------------
Blue Chip Growth Fund       $  486,167,998       $ 65,202,703    $  420,965,295
Dynamics Fund                2,422,782,561        210,996,723     2,211,785,838
Growth & Income Fund            33,898,084          5,921,330        27,976,754
INVESCO Endeavor Fund          114,077,195         16,452,985        97,624,210
S&P 500 Index Fund              20,189,826          9,202,000        10,987,826
Small Company Growth Fund      234,620,242         63,422,733       171,197,509
Value Equity Fund               70,878,221         23,430,428        47,447,793

NOTE 6 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI or ICM.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the year ended July 31, 2000, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                        UNFUNDED
                                        PENSION          ACCRUED       PENSION
FUND                                   EXPENSES    PENSION COSTS     LIABILITY
--------------------------------------------------------------------------------
Blue Chip Growth Fund                $   26,268       $   14,268    $   89,255
Dynamics Fund                            52,203                0       112,957
Growth & Income Fund                      1,602                0         1,865
INVESCO Endeavor Fund                     2,224                0         2,224
S&P 500 Index Fund                        1,237                0         1,482
Small Company Growth Fund                 9,486            6,511        40,031
Value Equity Fund                         8,351            6,212        33,534

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 7 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to each Fund's prospectus, each Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the year ended July 31, 2000, Blue Chip Growth, Dynamics, Growth & Income, S&P 500 Index and Value Equity Funds borrowed cash at a weighted average rate ranging from 6.03% to 6.77%. Dynamics and Small Company Growth Funds lent cash at a weighted average rate of 6.35%. At July 31, 2000, there were no such borrowings and/or lendings for any Fund.

NOTE 8 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At July 31, 2000, Small Company Growth Fund had outstanding lines of credit at interest rates ranging from 7.00% to 7.19%. The amount of the borrowing and the related accrued interest are presented in the Statement of Assets and Liabilities. On August 1, 2000, Small Company Growth Fund paid the lines of credit in full, including interest. There were no such borrowings in any other Fund.

NOTE 9 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). A 1.00% CDSC is charged by each Fund's Class C shares on redemptions or exchanges of shares held thirteen months or less (other than shares acquired through reinvestment of dividends or other distributions). The CDSC is paid by the redeeming shareholder and therefore, it is not an expense of the Fund. For the period ended July 31, 2000, the Distributor received an insignificant amount of CDSC from shareholder redemptions for Blue Chip Growth Fund - Class C and Value Equity Fund - Class C. The Distributor received $1,361, $180, $444 and $116 for Dynamics Fund - Class C, Growth & Income Fund - Class C, INVESCO Endeavor Fund - Class C and Small Company Growth Fund - Class C, respectively.

       ----------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Stock Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Blue Chip Growth Fund, INVESCO Dynamics Fund, INVESCO Growth & Income Fund, INVESCO Endeavor Fund, INVESCO S&P 500 Index Fund, INVESCO Small Company Growth Fund and INVESCO Value Equity Fund (constituting INVESCO Stock Funds, Inc., hereafter referred to as the "Fund") at July 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Denver, Colorado
September 5, 2000

FINANCIAL HIGHLIGHTS

BLUE CHIP GROWTH FUND-- INVESTOR CLASS (For a Fund Share Outstanding Throughout Each Period)

                                                YEAR         PERIOD
                                               ENDED          ENDED
                                             JULY 31        JULY 31                 YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------------------------------------------
                                                2000        1999(a)      1998         1997         1996         1995
PER SHARE DATA
Net Asset Value -- Beginning
  of Period                                $    6.75      $    5.15 $    6.06     $   5.44   $     5.33   $     5.34
======================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss)(b)                 0.00           0.00      0.02         0.01         0.03         0.05
Net Gains on Securities
  (Both Realized and Unrealized)                2.48           2.11      0.69         1.39         0.95         0.49
======================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                2.48           2.11      0.71         1.40         0.98         0.54
======================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income(c)                                     0.00           0.00      0.02         0.01         0.03         0.05
Distributions from Capital Gains                0.76           0.51      1.60         0.77         0.84         0.50
======================================================================================================================
TOTAL DISTRIBUTIONS                             0.76           0.51      1.62         0.78         0.87         0.55
======================================================================================================================
Net Asset Value -- End of Period           $    8.47      $    6.75 $    5.15     $   6.06   $     5.44   $     5.33
======================================================================================================================

TOTAL RETURN                                  38.42%      42.06%(d)    13.42%       28.14%       20.23%       12.05%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                          $2,008,680     $1,232,908  $747,739     $709,220    $ 596,726   $  501,285
Ratio of Expenses to Average
  Net Assets                                1.02%(e)    1.03%(e)(f)  1.04%(e)     1.07%(e)     1.05%(e)        1.06%
Ratio of Net Investment
  Income (Loss) to Average
  Net Assets                                 (0.63%)     (0.08%)(f)     0.37%        0.22%        0.64%        1.07%
Portfolio Turnover Rate                         168%        134%(d)      153%         286%         207%         111%

(a) From September 1, 1998 to July 31, 1999, the Fund's current fiscal year end.

(b) Net Investment Income for the year ended July 31, 2000 and for the period ended July 31, 1999, aggregated less than $0.01 on a per share basis.

(c) Distributions in excess of net investment income for the year ended July 31, 2000, for the period ended July 31, 1999 and for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

(d) Based on  operations  for  the  period  shown  and,  accordingly,   are  not
    representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(f) Annualized

FINANCIAL HIGHLIGHTS

BLUE CHIP GROWTH FUND -- CLASS C
(For a Fund Share Outstanding Throughout Each Period)

                                                                       PERIOD
                                                                        ENDED
                                                                      JULY 31
--------------------------------------------------------------------------------
                                                                      2000(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period                            $      8.26
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                    (0.05)
Net Gains on Securities
  (Both Realized and Unrealized)                                         0.23
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         0.18
================================================================================
Net Asset Value -- End of Period                                  $      8.44
================================================================================

TOTAL RETURN(c)                                                      2.18%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                        $     3,213
Ratio of Expenses to Average Net Assets(e)                           1.76%(f)
Ratio of Net Investment Loss to Average Net Assets                 (1.54%)(f)
Portfolio Turnover Rate                                               168%(g)

(a) From February 15, 2000, since inception of Class C, to July 31, 2000.

(b) The per share information was computed based on average shares.

(c) The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- INSTITUTIONAL CLASS
(For a Fund Share Outstanding Throughout Each Period)

                                                                       PERIOD
                                                                        ENDED
                                                                      JULY 31
--------------------------------------------------------------------------------
                                                                      2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                            $     24.29
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                    (0.02)
Net Gains on Securities
  (Both Realized and Unrealized)                                         3.60
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         3.58
================================================================================
Net Asset Value -- End of Period                                  $     27.87
================================================================================

TOTAL RETURN                                                        14.74%(c)

RATIOS
Net Assets-- End of Period ($000 Omitted)                         $    22,989
Ratio of Expenses to Average Net Assets(d)                           0.77%(e)
Ratio of Net Investment Loss to Average Net Assets                 (0.22%)(e)
Portfolio Turnover Rate                                                75%(f)


(a) From May 23, 2000, since inception of Institutional Class, to July 31, 2000.

(b) The per share information was computed based on average shares.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(e) Annualized

(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

DYNAMICS FUND--INVESTOR CLASS
(For a Fund Share Outstanding Throughout Each Period)

                                                YEAR         PERIOD
                                               ENDED          ENDED
                                             JULY 31        JULY 31                     YEAR ENDED APRIL 30
---------------------------------------------------------------------------------------------------------------------------
                                                2000        1999(a)           1999         1998         1997         1996
PER SHARE DATA
Net Asset Value -- Beginning
  of Period                                $   19.39       $  18.15      $   16.41   $    12.02     $  13.61   $    11.38
===========================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss)(b)               (0.00)           0.00           0.00       (0.05)       (0.04)         0.02
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                9.51           1.24           3.04         6.39       (0.19)         3.94
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                9.51           1.24           3.04         6.34       (0.23)         3.96
===========================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)         0.00           0.00           0.00         0.00         0.00         0.02
Distributions from Capital Gains                0.00           0.00           1.30         1.95         1.36         1.71
In Excess of Capital Gains                      1.04           0.00           0.00         0.00         0.00         0.00
===========================================================================================================================
TOTAL DISTRIBUTIONS                             1.04           0.00           1.30         1.95         1.36         1.73
===========================================================================================================================
Net Asset Value -- End of Period           $   27.86       $  19.39      $   18.15   $    16.41     $  12.02   $    13.61
===========================================================================================================================

TOTAL RETURN                                  50.34%       6.83%(d)         20.83%       56.42%      (2.34%)       36.32%

RATIOS
Net Assets -- End of Period
    ($000 Omitted)                        $7,865,489     $2,471,482     $2,044,321   $1,340,299     $762,396   $  778,416
Ratio of Expenses to Average
  Net Assets(e)                                0.89%       1.03%(f)          1.05%        1.08%        1.16%        1.14%
Ratio of Net Investment
  Income (Loss) to Average
  Net Assets                                 (0.34%)     (0.32%)(f)        (0.41%)      (0.43%)      (0.31%)        0.16%
Portfolio Turnover Rate                          75%         23%(d)           129%         178%         204%         196%

(a) From May 1, 1999 to July 31, 1999, the Fund's current fiscal year end.

(b) Net Investment (Loss) aggregated less than $0.01 on a per share basis for the year ended July 31, 2000, for the period ended July 31, 1999 and for the year ended April 30, 1999.

(c) Distributions in excess of net investment income for the period ended April 30, 1996, aggregated less than $0.01 on a per share basis.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(f) Annualized

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- CLASS C
(For a Fund Share Outstanding Throughout Each Period)

                                                                        PERIOD
                                                                         ENDED
                                                                       JULY 31
--------------------------------------------------------------------------------
                                                                       2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                             $     28.25
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                     (0.00)
Net Losses on Securities
  (Both Realized and Unrealized)                                        (0.47)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                        (0.47)
================================================================================
Net Asset Value -- End of Period                                   $     27.78
================================================================================

TOTAL RETURN(c)                                                     (1.66%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                         $     4,779
Ratio of Expenses to Average Net Assets(e)                            1.71%(f)
Ratio of Net Investment Loss to Average Net Assets                  (1.20%)(f)
Portfolio Turnover Rate                                                 75%(g)


(a) From February 15, 2000, since inception of Class C, to July 31, 2000.

(b) The per share information was computed based on average shares.

(c) The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND -- INVESTOR CLASS
(For a Fund Share Outstanding Throughout Each Period)

                                                YEAR         PERIOD     PERIOD
                                               ENDED          ENDED      ENDED
                                             JULY 31        JULY 31   APRIL 30
--------------------------------------------------------------------------------
                                                2000        1999(a)    1999(b)
PER SHARE DATA
Net Asset Value -- Beginning of Period     $   15.37     $    14.54  $   10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss(c)                          0.00           0.00       0.00
Net Gains on Securities
  (Both Realized and Unrealized)                4.60           0.83       5.22
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                4.60           0.83       5.22
================================================================================
LESS DISTRIBUTIONS
Distributions from Capital Gains                1.04           0.00       0.68
================================================================================
Net Asset Value--End of Period              $  18.93     $    15.37  $   14.54
================================================================================

TOTAL RETURN                                  30.79%       5.71%(d)  53.07%(d)

RATIOS
Net Assets-- End of Period ($000 Omitted)   $200,584     $   61,316  $  53,994
Ratio of Expenses to Average
  Net Assets(e)(f)                             1.46%       1.52%(g)   1.52%(g)
Ratio of Net Investment Loss to
Average Net Assets(f)                          (85%)     (0.45%)(g) (0.25%)(g)
Portfolio Turnover Rate                         177%         46%(d)    121%(d)


(a) From May 1, 1999 to July 31, 1999, the Fund's current fiscal year end.

(b) From July 1, 1998, commencement of investment operations, to April 30, 1999.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000 and for the periods ended July 31, 1999 and April 30, 1999.

(d) Based on operations for the periods shown and, accordingly, are not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2000 and the periods ended July 31, 1999 and April 30, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.46%, 1.75% (annualized) and 1.71% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.85%), (0.68%) (annualized) and (0.44%) (annualized), respectively.

(g) Annualized

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND -- CLASS C
(For a Fund Share Outstanding Throughout Each Period)

                                                                       PERIOD
                                                                        ENDED
                                                                      JULY 31
--------------------------------------------------------------------------------
                                                                      2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                            $     18.19
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                    (0.13)
Net Gains on Securities (Both Realized and Unrealized)                   0.81
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         0.68
================================================================================
Net Asset Value -- End of Period                                  $     18.87
================================================================================

TOTAL RETURN(c)                                                      3.74%(d)

RATIOS
Net Assets-- End of Period ($000 Omitted)                         $     1,388
Ratio of Expenses to Average Net Assets(e)                           2.00%(f)
Ratio of Net Investment Loss to Average Net Assets                 (1.63%)(f)
Portfolio Turnover Rate                                               177%(g)


(a) From February 15, 2000, since inception of Class C, to July 31, 2000.

(b) The per share information was computed based on average shares.

(c) The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f) Annualized

(g)Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

INVESCO ENDEAVOR FUND -- INVESTOR CLASS
(For a Fund Share Outstanding Throughout Each Period)

                                                YEAR         PERIOD     PERIOD
                                               ENDED          ENDED      ENDED
                                             JULY 31        JULY 31   APRIL 30
--------------------------------------------------------------------------------
                                                2000        1999(a)    1999(b)
PER SHARE DATA
Net Asset Value--Beginning of Period      $    16.61       $  16.32   $  10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss(d)                        (0.00)         (0.03)     (0.03)
Net Gains on Securities
  (Both Realized and Unrealized)                9.04           0.32       6.35
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                9.04           0.29       6.32
================================================================================
LESS DISTRIBUTIONS
Distributions from Capital Gains                0.23           0.00       0.00
In Excess of Capital Gains                      1.10           0.00       0.00
================================================================================
TOTAL DISTRIBUTIONS                             1.33           0.00       0.00
================================================================================
Net Asset Value--End of Period            $    24.32       $  16.61   $  16.32
================================================================================

TOTAL RETURN                                  55.84%       1.78%(e)  63.20%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)  $  390,638       $109,532   $ 72,592
Ratio of Expenses to Average Net Assets(f)     1.41%       1.49%(g)   1.43%(g)
Ratio of Net Investment Loss to
  Average Net Assets                         (0.93%)     (0.83%)(g) (0.55%)(g)
Portfolio Turnover Rate                          81%         47%(e)    107%(e)


(a) From May 1, 1999 to July 31, 1999, the Fund's current fiscal year end.

(b) From October 28, 1998, commencement of investment operations, to April 30, 1999.

(c) The per share information was computed based on average shares for the period ended April 30, 1999.
(d) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000.

(e) Based on operations for the periods shown and, accordingly, are not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(g) Annualized

FINANCIAL HIGHLIGHTS

INVESCO ENDEAVOR FUND -- CLASS C
(For a Fund Share Outstanding Throughout Each Period)

                                                                       PERIOD
                                                                        ENDED
                                                                      JULY 31
--------------------------------------------------------------------------------
                                                                      2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                            $     25.74
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                    (0.16)
Net Losses on Securities
  (Both Realized and Unrealized)                                       (1.31)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       (1.47)
================================================================================
Net Asset Value-- End of Period                                   $     24.27
================================================================================

TOTAL RETURN(c)                                                    (5.71%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                        $     2,509
Ratio of Expenses to Average Net Assets(e)                           2.05%(f)
Ratio of Net Investment Loss to Average Net Assets                 (1.58%)(f)
Portfolio Turnover Rate                                                81%(g)


(a) From February 15, 2000, since inception of Class C, to July 31, 2000.

(b) The per share information was computed based on average shares.

(c) The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

S&P 500 INDEX FUND-- INSTITUTIONAL CLASS
(For a Fund Share Outstanding Throughout Each Period)

                                                                                    PERIOD
                                                                                     ENDED
                                                            YEAR ENDED JULY 31     JULY 31
--------------------------------------------------------------------------------------------
                                                            2000        1999       1998(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                    $  14.21    $  12.01      $  10.00
============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.15        0.18          0.11
Net Gains on Securities
  (Both Realized and Unrealized)                            1.05        2.26          1.98
============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            1.20        2.44          2.09
============================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                        0.22        0.19          0.08
Distributions from Capital Gains                            0.10        0.05          0.00
In Excess of Capital Gains                                  0.02        0.00          0.00
============================================================================================
TOTAL DISTRIBUTIONS                                         0.34        0.24          0.08
============================================================================================
Net Asset Value--End of Period                          $  15.07    $  14.21      $  12.01
============================================================================================

TOTAL RETURN(b)                                            8.47%      20.40%     20.93%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                $  2,627    $  4,420      $  3,259
Ratio of Expenses to Average Net Assets(d)(e)              0.36%       0.35%      0.46%(f)
Ratio of Net Investment Income to Average Net Assets(e)    1.00%       1.36%      1.96%(f)
Portfolio Turnover Rate(g)                                   13%          2%         0%(c)

(a) From December 23, 1997, commencement of investment operations, through July 31, 1998.

(b) The applicable redemption fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2000 and 1999 and the period ended July 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.00%, 1.17% and 2.51% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.36%, 0.54% and (0.09%) (annualized), respectively.

(f) Annualized

(g) Portfolio Turnover Rate calculated to less than 0.10% for the period ended July 31, 1998.

FINANCIAL HIGHLIGHTS

S&P 500 INDEX FUND -- INVESTOR CLASS
(For a Fund Share Outstanding Throughout Each Period)

                                                                                    PERIOD
                                                                                     ENDED
                                                            YEAR ENDED JULY 31     JULY 31
--------------------------------------------------------------------------------------------
                                                            2000        1999       1998(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                   $   14.39  $    12.14  $      10.00
============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.11        0.14          0.07
Net Gains on Securities
  (Both Realized and Unrealized)                            1.09        2.29          2.14
============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            1.20        2.43          2.21
============================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                        0.11        0.13          0.07
Distributions from Capital Gains                            0.10        0.05          0.00
In Excess of Capital Gains                                  0.02        0.00          0.00
============================================================================================
TOTAL DISTRIBUTIONS                                         0.23        0.18          0.07
============================================================================================
Net Asset Value--End of Period                         $   15.36  $    14.39  $      12.14
============================================================================================

TOTAL RETURN(b)                                            8.34%      20.09%     22.11%(c)

RATIOS
Net Assets-- End of Period ($000 Omitted)              $  92,784  $   64,613  $     15,065
Ratio of Expenses to Average Net Assets(d)(e)              0.63%       0.60%      0.62%(f)
Ratio of Net Investment Income to Average Net Assets(e)    0.74%       1.06%      1.52%(f)
Portfolio Turnover Rate(g)                                   13%          2%         0%(c)

(a) From December 23, 1997, commencement of investment operations, through July 31, 1998.

(b) The applicable redemption fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2000 and 1999 and the period ended July 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.95%, 0.99% and 1.71% (annualized), respectively, and ratio of net investment income to average net assets would have been 0.43%, 0.67% and 0.43% (annualized), respectively.

(f) Annualized

(g) Portfolio Turnover Rate calculated to less than 0.10% for the period ended July 31, 1998.

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND -- INVESTOR CLASS
(For a Fund Share Outstanding Throughout Each Period)

                                                YEAR         PERIOD
                                               ENDED          ENDED
                                             JULY 31        JULY 31                     YEAR ENDED MAY 31
---------------------------------------------------------------------------------------------------------------------------
                                                2000        1999(a)           1999         1998         1997         1996
PER SHARE DATA
Net Asset Value -- Beginning
  of Period                             $      13.61  $       12.08  $       11.90  $     12.82  $     14.38  $      9.37
===========================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss)(b)               (0.00)           0.00           0.00       (0.06)       (0.07)       (0.06)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                6.88           1.53           1.35         2.56       (0.96)         5.25
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                6.88           1.53           1.35         2.50       (1.03)         5.19
===========================================================================================================================
LESS DISTRIBUTIONS
Distributions from Capital Gains                1.99           0.00           1.17         3.42         0.53         0.18
===========================================================================================================================
Net Asset Value--End of Period          $      18.50 $        13.61  $       12.08  $     11.90  $     12.82  $     14.38
===========================================================================================================================

TOTAL RETURN                                  53.55%      12.67%(c)         12.91%       22.65%      (7.08%)       55.78%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                        $  1,440,445  $     452,861  $     318,109  $   272,619  $   294,259  $   370,029
Ratio of Expenses to Average
  Net Assets(d)(e)                             1.20%       1.50%(f)          1.51%        1.48%        1.52%        1.48%
Ratio of Net Investment Loss
  to Average Net Assets(d)                   (0.34%)     (0.69%)(f)        (0.58%)      (0.42%)      (0.55%)      (0.78%)
Portfolio Turnover Rate                         186%         41%(c)           203%         158%         216%         221%

(a)  From June 1, 1999 to July 31, 1999, the Fund's current fiscal year end.

(b) Net Investment Income (Loss) for the year ended July 31, 2000 and for the period ended July 31, 1999 and the year ended May 31, 1999 aggregated less than $0.01 on a per share basis.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2000, the period ended July 31, 1999, and for the years ended May 31, 1999 and 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.21%, 1.62% (annualized), 1.59% and 1.54%, respectively, and ratio of net investment loss to average net assets would have been (0.35%), (0.81%) (annualized), (0.66%) and (0.57%), respectively.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(f)  Annualized

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND--CLASS C
(For a Fund Share Outstanding Throughout Each Period)

                                                                        PERIOD
                                                                         ENDED
                                                                       JULY 31
--------------------------------------------------------------------------------
                                                                       2000(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period                             $     20.68
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss(b)                                                  (0.00)
Net Losses on Securities
  (Both Realized and Unrealized)                                        (2.31)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                        (2.31)
================================================================================
Net Asset Value--End of Period                                     $     18.37
================================================================================

TOTAL RETURN(c)                                                    (11.17%)(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                           $     1,926
Ratio of Expenses to Average Net Assets(e)                            1.83%(f)
Ratio of Net Investment Loss to Average Net Assets                  (0.91%)(f)
Portfolio Turnover Rate                                                186%(g)

(a)  From February 15, 2000, since inception of Class C, to July 31, 2000.

(b) Net Investment Loss for the year ended July 31, 2000 aggregated less than $0.01 on a per share basis.

(c)  The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

(g)  Portfolio   Turnover  is  calculated  at  the  Fund  level,  and  therefore represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

VALUE EQUITY FUND -- INVESTOR CLASS
(For a Fund Share Outstanding Throughout Each Period)

                                                YEAR         PERIOD
                                               ENDED          ENDED
                                             JULY 31        JULY 31                     YEAR ENDED AUGUST 31
---------------------------------------------------------------------------------------------------------------------------
                                                2000        1999(a)           1998         1997         1996         1995
PER SHARE DATA
Net Asset Value -- Beginning
  of Period                              $     29.61  $       25.68  $       28.30  $     22.24  $     19.53  $     18.12
===========================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income                           0.11           0.17           0.26         0.35         0.35         0.39
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (1.96)           6.25         (0.43)         6.62         3.09         2.58
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (1.85)           6.42         (0.17)         6.97         3.44         2.97
===========================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(b)         0.11           0.17           0.26         0.35         0.35         0.39
Distributions from Capital Gains                2.50           2.32           2.19         0.56         0.38         1.17
===========================================================================================================================
TOTAL DISTRIBUTIONS                             2.61           2.49           2.45         0.91         0.73         1.56
===========================================================================================================================
Net Asset Value--End of Period           $     25.15  $       29.61  $       25.68  $     28.30  $     22.24  $     19.53
===========================================================================================================================

TOTAL RETURN                                 (6.52%)      25.41%(c)        (1.06%)       32.04%       17.77%       17.84%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                        $    248,944  $     369,982  $     349,984  $   369,766  $   200,046  $   153,171
Ratio of Expenses to Average
  Net Assets(d)                             1.31%(e)    1.27%(e)(f)       1.15%(e)     1.04%(e)     1.01%(e)        0.97%
Ratio of Net Investment
  Income to Average
  Net Assets(d)                                0.40%       0.63%(f)          0.86%        1.35%        1.64%        2.17%
Portfolio Turnover Rate                          67%         22%(c)            48%          37%          27%          34%

(a) From September 1, 1998 to July 31, 1999, the Fund's current fiscal year end.

(b) Distributions in excess of net investment income for the year ended July 31, 2000, for the period ended July 31, 1999 and for the year ended August 31, 1998, aggregated less than $0.01 on a per share basis.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2000, the period ended July 31, 1999 and the year ended August 31, 1998. If such expenses had not be voluntarily absorbed, ratio of expenses to average net assets would have been 1.44%, 1.38% (annualized) and 1.19%, respectively, and ratio of net investment income to average net assets would have been 0.27%, 0.52% (annualized) and 0.82%, respectively.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Advisor, if applicable, which is before any offset arrangements (which may include custodian and transfer agent fees).

(f)  Annualized

FINANCIAL HIGHLIGHTS

VALUE EQUITY FUND--CLASS C
(For a Fund Share Outstanding Throughout Each Period)

                                                                        PERIOD
                                                                         ENDED
                                                                       JULY 31
--------------------------------------------------------------------------------
                                                                       2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                               $     24.72
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                     (0.06)
Net Gains on Securities
  (Both Realized and Unrealized)                                          0.45
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          0.39
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(b)                                   0.21
================================================================================
Net Asset Value--End of Period                                     $     24.90
================================================================================

TOTAL RETURN(c)                                                       1.52%(d)

RATIOS
Net Assets-- End of Period ($000 Omitted)                          $        96
Ratio of Expenses to Average Net Assets(e)(f)                         2.13%(g)
Ratio of Net Investment Loss to Average Net Assets(e)               (0.49%)(g)
Portfolio Turnover Rate                                                 67%(h)

(a)  From February 15, 2000 since inception of Class C, to July 31, 2000.

(b) Distributions in excess of net investment income for the period ended July 31, 2000, aggregated less than $0.01 on a per share basis.

(c)  The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Various expenses of the Class were voluntarily absorbed by IFG for the period ended July 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.22% (annualized) and ratio of net investments loss to average net assets would have been (0.58%) (annualized).

(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(g)  Annualized

(h)  Portfolio   Turnover  is  calculated  at  the  Fund  level,  and  therefore represents the year ended July 31, 2000.

                             INVESCO FAMILY OF FUNDS

                                 Investor Class     Class C Shares                      Newspaper
Fund Name                          Fund Code          Fund Code      Ticker Symbol     Abbreviation
-----------------------------------------------------------------------------------------------------
STOCK
Growth & Income                       21                  321             IVGIX           Gro&Inc
Blue Chip Growth                      10                  310             FLRFX           BlChpGro
Dynamics                              20                  320             FIDYX           Dynm
Small Company Growth                  60                  360             FIEGX           SmCoGth
INVESCO Endeavor                      61                  361             IVENX           Endeavor
Value Equity                          46                  346             FSEQX           ValEq
S&P 500 Index Fund                    23                  n/a             ISPIX           S&P500II
-----------------------------------------------------------------------------------------------------
BOND
U.S. Government Securities            32                  332             FBDGX           USGvt
Select Income                         30                  330             FBDSX           SelInc
High Yield                            31                  331             FHYPX           HiYld
Tax-Free Bond                         35                  335             FTIFX           TxFreeBd
-----------------------------------------------------------------------------------------------------
COMBINATION STOCK & BOND
Equity Income                         15                  315             FIIIX           EquityInc
Total Return                          48                  345             FSFLX           TotRtn
Balanced                              71                  371             IMABX           Bal
-----------------------------------------------------------------------------------------------------
SECTOR
Energy                                50                  350             FSTEX           Enrgy
Financial Services                    57                  357             FSFSX           FinSvc
Gold                                  51                  351             FGLDX           Gold
Health Sciences                       52                  352             FHLSX           HlthSc
Leisure                               53                  353             FLISX           Leisur
Real Estate Opportunity               42                  342             IVSRX           Realty
Technology                            55                  355             FTCHX           Tech
Telecommunications                    39                  339             ISWCX           Telecom
Utilities                             58                  358             FSTUX           Util
-----------------------------------------------------------------------------------------------------
INTERNATIONAL
International Blue Chip Value         09                  309             IIBCX           ItlBlChp
Pacific Basin                         54                  354             FPBSX           PcBas
European                              56                  356             FEURX           Europ
Latin American Growth                 34                  334             IVSLX           LtnAmerGr
-----------------------------------------------------------------------------------------------------
MONEY MARKET
U.S. Government Money                 44                  n/a             FUGXX           InvGvtMF
Cash Reserves                         25                  325             FDSXX           InvCshR
Tax-Free Money                        40                  n/a             FFRXX           InvTaxFree
Treasurer's Money Market Reserve      96                  n/a             IMRXX           INVESCOMMR
Treasurer's Tax-Exempt Reserve        95                  n/a             ITTXX           INVESCOTTE


FOR MORE INFORMATION ABOUT ANY OF THE INVESCO FUNDS, INCLUDING MANAGEMENT FEES, RISKS, AND EXPENSES, PLEASE VISIT OUR WEB SITE OR CALL US AT 1-800-525-8085 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                   YOU SHOULD
                                    KNOW WHAT
                                  INVESCO KNOWS(R)





















[INVESCO ICON] INVESCO FUNDS

We're easy to stay in touch with:

Investor Services: 1-800-525-8085
Personal Account Line: 1-800-424-8085
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.(SM), Distributor
Post Office Box 173707
Denver, Colorado 80217-3707

This information must be preceded or accompanied by a current prospectus.


AEQ 9197 9/00